As filed with the Securities and Exchange Commission on September 30, 2005.


                                                       1933 Act File No. 2-91069
                                                      1940 Act File No. 811-4019

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X
                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 41

                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X
                                Amendment No. 42

                              USAA INVESTMENT TRUST
                     -------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 9800 Fredericksburg Road, San Antonio, TX 78288
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (210) 498-0226
                                                           --------------
                            Mark S. Howard, Secretary
                              USAA INVESTMENT TRUST
                            9800 Fredericksburg Road
                           San Antonio, TX 78288-0227
                   -----------------------------------------
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective under Rule 485

___ immediately upon filing pursuant to paragraph (b)
_X_ on (October 1, 2005) pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)(1)
___ on (date) pursuant to paragraph (a)(1)
___ 75 days after filing pursuant to paragraph (a)(2)
___ on (date) pursuant to paragraph (a)(2)


If appropriate, check the following box:

___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            Exhibit Index on Page 503

                                     Part A


                              Prospectuses for the
             Balanced Strategy Fund, Cornerstone Strategy Fund,
              Growth and Tax Strategy Fund, Emerging Markets Fund,
             International Fund, Precious Metals and Minerals Fund,
                         World Growth Fund, GNMA Trust,
              and Treasury Money Market Trust are included herein


                 Not included in this Post-Effective Amendment
                is the Prospectus for Total Return Strategy Fund

                                    Part A


                               Prospectus for the
                             Balanced Strategy Fund
                               is included herein

[USAA
EAGLE
LOGO (R)]


                     USAA   BALANCED STRATEGY Fund



                     USAA
              Investments


               One of the
           USAA Family of
     No-Load Mutual Funds


                              [GRAPHIC OMITTED]

                              P r o s p e c t u s
--------------------------------------------------------------------------------

          October 1, 2005     As with other mutual  funds,  the  Securities  and
                              Exchange    Commission   has   not   approved   or
                              disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                              Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
---------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?                                                 2

WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?                                                           2

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?                                                 3

FEES AND EXPENSES                                                       7

FUND INVESTMENTS                                                        9

FUND MANAGEMENT                                                        16

USING MUTUAL FUNDS IN AN
ASSET ALLOCATION PROGRAM                                               21

HOW TO INVEST                                                          25

HOW TO REDEEM                                                          29

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS                                                        31

EXCHANGES                                                              32

SHAREHOLDER INFORMATION                                                34

FINANCIAL HIGHLIGHTS                                                   39

ADDITIONAL INFORMATION ABOUT THE FUND'S
INVESTMENT POLICIES                                                    41

                                                                  Prospectus - 1

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?

              The Fund's investment objective is to seek high total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income. Using preset target ranges, the Fund's strategy is to invest its assets in a combination of stocks on the one hand and bonds and money market instruments on the other.

              We are the Fund's investment adviser. We manage the bonds and money market instruments investment categories of the Fund as well as a portion of the stocks investment category that is invested in exchange-traded funds (ETFs). We have retained Wellington Management Company, LLP (Wellington Management) to serve as the subadviser of the rest of the Fund's stocks investment category.

              Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 9 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?

              The principal risks of investing in this Fund are stock market risk, credit risk, interest rate risk, and management risk.

              * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in stocks will decline regardless of the success or failure of a company's operations.

              *    CREDIT RISK involves the  possibility  that a borrower cannot
                   make  timely   interest   and   principal   payments  on  its
                   securities.

USAA Balanced Strategy Fund - 2

--------------------------------------------------------------------------------

              * INTEREST RATE RISK involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

                   IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

                   IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

              * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results.

              An additional risk of the Fund described later in the prospectus is rebalancing risk. As with other mutual funds, losing money is also a risk of investing in this Fund.

              As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

              An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

              You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

              Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

              The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

                                                                  3 - Prospectus

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

              TOTAL RETURN

              All mutual funds must use the same formula to calculate TOTAL RETURN.

           ================================================================
           [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
           ================================================================

[BAR CHART]
               CALENDAR YEAR       TOTAL RETURN
                    1996*               13.45%
                    1997                19.05%
                    1998                 8.69%
                    1999                18.90%
                    2000                -4.50%
                    2001                10.96%
                    2002               -10.11%
                    2003                19.39%
                    2004                 8.06%

          * Fund began operations on September 1, 1995.

                           SIX-MONTH YTD TOTAL RETURN
                                 0.65% (6/30/05)

          BEST QUARTER**                                WORST QUARTER**
          15.58% 4th Qtr. 1998                    -11.56% 3rd Qtr. 1998

    **Please  note  that  "Best  Quarter"  and  "Worst   Quarter"   figures  are
      applicable only to the time period covered by the bar chart.

USAA Balanced Strategy Fund - 4

-------------------------------------------------------------------------------

              The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

              After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the following page are not relevant to you.

              Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

              This may be particularly true for the period prior to June 28, 2002, which is the date on which Wellington Management assumed day-to-day management of the stocks portion of the Fund's assets. Prior to that date, IMCO was solely responsible for managing the Fund's assets.

                                                                  5 - Prospectus

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                 SINCE INCEPTION
                                 PAST 1 YEAR      PAST 5 YEARS       9/1/95
===============================================================================
Return Before Taxes                 8.06%             4.21%          8.89%

Return After Taxes on
Distributions                       7.51%             2.90%          7.57%

Return After Taxes on
Distributions and Sale
of Fund Shares                      5.63%             2.90%          7.04%
-------------------------------------------------------------------------------
Russell 3000(R) Index*
(reflects no deduction for
fees, expenses, or taxes)          11.95%            -1.16%         10.24%+
-------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate
Bond Index* (reflects no deduction
for fees, expenses, or taxes)       4.34%             7.71%          6.93%+
-------------------------------------------------------------------------------
Lipper Balanced Funds Index**
(reflects no deduction for taxes)   8.99%             2.95%          8.33%+
===============================================================================

[FOOTNOTES]
 * The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lehman Brothers U.S. Aggregate Bond Index covers the U.S. investment grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

 ** The Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds whose primary objective is to conserve principal by main maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

 + The performance of the Russell 3000 Index, the Lehman Brothers U.S. Aggregate Bond Index, and the Lipper Balanced Funds Index is calculated with a commencement date of August 31, 1995, while the Fund's inception date is September 1, 1995. There may be a slight variation in the comparative performance numbers because of this difference.

USAA Balanced Strategy Fund - 6

--------------------------------------------------------------------------------

              CURRENT PRICE AND TOTAL RETURN INFORMATION

              Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price and total return information for this Fund through our USAA.COM Web site once you have established Internet access. See page 27 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

              Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

                     ===================================================
                     [ARROW]     FUND NUMBER                    47
                     [ARROW]     NEWSPAPER SYMBOL          BalStra
                     [ARROW]     TICKER SYMBOL               USBSX
                     ====================================================

FEES AND EXPENSES

              The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

              SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

              There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

                                                                  7 - Prospectus

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

              ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

              Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the past fiscal year ended May 31, 2005, and are calculated as a percentage of average net assets (ANA).

             MANAGEMENT    DISTRIBUTION     OTHER        TOTAL ANNUAL
                FEES      (12B-1) FEES    EXPENSES    OPERATING EXPENSES
           ================================================================
               .75%a         None            .54%            1.29%b,c

[FOOTNOTES]
     a A performance fee adjustment did not affect the base management fee for the most recent fiscal year ended May 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Balanced Funds Index. See pages 17-18 for more information about the calculation of the performance adjustment.

     b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions, the total annual operating expenses were 1.27%.

     c We have voluntarily agreed to limit the Fund's total annual operating expenses to 1.00% of the Fund's ANA, excluding credits from fee offset arrangements, and to reimburse the Fund for all expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's actual total annual operating expenses, excluding credits from fee offset arrangements of 0.02%, were as follows:

                                                       Actual Total Annual
          Total Annual          Reimbursement From    Operating Expenses After
        Operating Expenses              IMCO               Reimbursement
    ==========================================================================
             1.29%                    .29%                    1.00%

       =====================================================================
       [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
       =====================================================================

              EXAMPLE

              This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following

USAA Balanced Strategy Fund - 8

--------------------------------------------------------------------------------

              expenses on a $10,000 investment, assuming (1) a 5% annual return,
              (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                     1 YEAR        3 YEARS        5 YEARS        10 YEARS
                 ===========================================================
                      $131          $409            $708          $1,556

FUND INVESTMENTS

              PRINCIPAL INVESTMENT STRATEGIES AND RISKS

              [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

              The Fund's principal strategy is to provide a diversified investment program within one mutual fund by allocating its assets in each of the following investment categories according to the following targeted ranges. Securities are classified by category at the time of purchase.

               ===========================================================
                                                PERCENTAGE TARGET RANGE
               INVESTMENT CATEGORY                    OF NET ASSETS
               -----------------------------------------------------------
                  Stocks                                  30 - 70%
                  Bonds and Money Market                  30 - 70%
                  Instruments
               ===========================================================

              The ranges allow for a variance within each investment category. The Fund's Board of Trustees may revise the target ranges without prior written notice to shareholders. In addition, we may go outside the ranges on a temporary defensive basis whenever we
              believe  it  is  in  the  best   interest  of  the  Fund  and  its
              shareholders.

              [ARROW] WHY ARE STOCKS AND BONDS MIXED IN THE SAME FUND?

              From time to time, the stock and bond markets may fluctuate independently of each other. In other words, a decline in the stock market may, in certain instances, be offset by a rise in the bond market, or vice versa. As a result, the Fund, with its mix of stocks and bonds, is expected in the long run to entail less market risk (and potentially less return) than a mutual fund investing exclusively in stocks.

                                                                  9 - Prospectus

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

              [ARROW] WHY WERE THESE INVESTMENT CATEGORIES AND TARGET RANGES SELECTED?

              The investment categories and target ranges were selected to provide investors with a diversified investment in a single mutual fund. Stocks provide the potential for long-term capital growth while bonds provide the potential for high current income. Money market instruments provide a means for temporary investment of cash balances arising in the normal course of business.

              However, as a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

              [ARROW]   WHAT   ACTIONS  ARE  TAKEN  TO  KEEP  THE  FUND'S  ASSET
              ALLOCATIONS WITHIN THE TARGET RANGES?

              If market action causes the actual assets of the Fund in one or more investment categories to move outside the ranges, we will make adjustments to rebalance the portfolio. In general, we will rebalance the portfolio at least once during each quarter.

              In rebalancing the Fund's portfolio, we will buy or sell securities to return the actual allocation of the Fund's assets to within its target ranges. For example, the Fund's portfolio could begin a quarter with its assets allocated 65% in stocks and 35% in bonds and money market instruments. During the quarter, due to market returns, the Fund's portfolio could hold 75% in stocks and 25% in bonds and money market instruments. In this case, we would sell stocks and use the proceeds to buy bonds or money market instruments to bring the stocks and bonds back to within their target ranges.

              REBALANCING RISK. In purchasing and selling securities in order to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund

USAA Balanced Strategy Fund - 10

--------------------------------------------------------------------------------

              may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

              MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

              STOCKS

              [ARROW] WHAT TYPES OF STOCKS ARE INCLUDED IN THE FUND'S PORTFOLIO?

              Wellington Management will invest the stocks investment category of the Fund's portfolio primarily in domestic common stocks. To a much lesser extent, the portfolio may include some foreign stocks and real estate investment trusts (REITs).

              In addition, we may invest up to 25% of the Fund's total assets in exchange-traded funds, more commonly referred to as ETFs, which are, with a few exceptions, open-end investment companies that trade on exchanges throughout the day. ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like stocks, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at the net asset values of their underlying securities. The Fund will value any ETF in its portfolio at its last sale or closing market price, which typically approximates its net asset value (NAV) although there may be times when the market price

                                                                 11 - Prospectus

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

              and NAV vary to a greater extent. The ETFs will focus on specific equity styles, which include, but are not limited to, large-cap growth, large-cap value, small-cap growth, and small-cap value.

              STOCK MARKET RISK. Because this Fund invests in stocks, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

              [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL STOCKS MADE?

              Wellington Management will consider purchasing stocks that exhibit the following characteristics:

              * Superior market positions
              * Positive financial momentum accompanied by strong fundamentals
              * Sustainable revenue and earnings growth
              * High-quality management team
              * Attractive valuation

              Each stock held by the Fund is continually monitored to ensure its fundamental attractiveness. Stocks will be considered for sale from the portfolio when they exhibit a decreasing trend in earnings growth, when the downside risk equals the upside potential, or when the stock reaches Wellington Management's target valuation.

              In making the determination to buy or sell ETFs in the Fund's portfolio, we will consider a variety of technical and fundamental factors.

              BONDS AND MONEY MARKET INSTRUMENTS

              [ARROW] WHAT TYPES OF BONDS ARE INCLUDED IN THE FUND'S PORTFOLIO?

              Bonds must be investment grade at the time of purchase and may include, but are not limited to, any of the following:

              *    Obligations  of  the  U.S.   government,   its  agencies  and
                   instrumentalities

USAA Balanced Strategy Fund - 12

--------------------------------------------------------------------------------

              *    Mortgage-backed securities
              *    Asset-backed securities
              *    Corporate debt securities, such as notes and bonds
              *    Debt securities of real estate investment trusts
              * Obligations of state and local governments and their agencies and instrumentalities
              *    Eurodollar obligations
              *    Yankee obligations
              *    Synthetic instruments
              *    Other debt securities

              INTEREST RATE RISK. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

              For additional information about the investment policies and the types of securities in which the Fund's assets may be invested, see ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES on page 41.

              [ARROW] WHAT ARE CONSIDERED INVESTMENT-GRADE SECURITIES?

              In no event will we purchase a security for the Fund unless the security (or a comparable security of the same issuer) is rated at least investment grade at the time of purchase. Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the following rating agencies:

                                                                 13 - Prospectus
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USAA BALANCED STRATEGY FUND
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                                     LONG-TERM              SHORT-TERM
              RATING AGENCY          DEBT SECURITIES        DEBT SECURITIES
              ----------------------------------------------------------------
              Moody's Investors                              At least Prime-3
              Service                 At least Baa3          or MIG 3

              Standard & Poor's                              At least A-3
              Rating Group            At least BBB -         or SP-2

              Fitch Ratings           At least BBB -         At least F3

              Dominion Bond
              Rating Service Limited  At least BBB low       At least R-2 low

              A.M. Best Co., Inc.     At least bbb           At least AMB-3

              If a security does not meet the requirements set forth above, we first must determine that the security is of equivalent investment quality prior to purchasing the security. You will find a complete description of the above debt ratings in the Fund's statement of additional information.

              CREDIT RISK. The fixed-income securities in the Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer of a fixed-income instrument such as a bond or money market instrument will fail to make timely payments of interest or principal. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to the very speculative have some degree of credit risk. We attempt to minimize the Fund's overall credit risk by:

              * Investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

              * When evaluating potential investments for the Fund, our credit analysts also independently assess credit risk and its impact on the Fund's portfolio.

              * Diversifying the Fund's portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund's exposure to the risks of an investment in the securities of any one issuer or

USAA Balanced Strategy Fund - 14

--------------------------------------------------------------------------------

                   group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, a Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

              Securities in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

              [ARROW] WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED BELOW INVESTMENT GRADE?

              We will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Fund's Board of Trustees.

              [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL BONDS MADE?

              We buy bonds that represent value in current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, are forced by market factors to raise money, or determine that an attractive replacement security is available.


                                                                 15 - Prospectus
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USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

              [ARROW] WHAT TYPES OF MONEY MARKET INSTRUMENTS ARE INCLUDED IN THE FUND'S PORTFOLIO?

              The money market instruments included in the Fund's portfolio are investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. They may carry either fixed or variable interest rates and may include, but are not limited to, any of the following:

              *    Obligations  of  the  U.S.   government,   its  agencies  and
                   instrumentalities
              *    Repurchase   agreements   collateralized   by  the  foregoing
                   obligations
              *    Commercial paper or other short-term corporate obligations
              *    Certificates of deposit
              *    Bankers' acceptances
              *    Money market funds
              *    Short-term investment funds
              *    Variable rate-demand notes
              *    Other suitable obligations

              For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES on page 41.

FUND MANAGEMENT

              USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

              =============================================================
               [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
                         USAA INVESTMENT MANAGEMENT COMPANY
                         APPROXIMATELY $52 BILLION AS OF AUGUST 31, 2005
              =============================================================

              We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject

USAA Balanced Strategy Fund - 16

--------------------------------------------------------------------------------

              to the authority of and supervision by the Fund's Board of Trustees. As part of our management, our investment strategy committee determines the percentages of the Fund's assets to be allocated within the target ranges of the investment categories.

              A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory agreements is available in the Fund's annual report to shareholders.

              The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of portions of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval. We also are responsible for the day-to-day investment management of portions of the Fund that invest in ETFs, bonds, and money market instruments.

              For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Balanced Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets. The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The

                                                                 17 - Prospectus

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

              resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

              OVER/UNDER PERFORMANCE            ANNUAL ADJUSTMENT RATE
               RELATIVE TO INDEX           (IN BASIS POINTS AS A PERCENTAGE
               (IN BASIS POINTS) 1         OF THE FUND'S AVERAGE NET ASSETS)
              ----------------------------------------------------------------
                   +/- 100 to 400                        +/- 4
                   +/- 401 to 700                        +/- 5
                 +/- 701 and greater                     +/- 6

[FOOTNOTE]
 1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

              Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Balanced Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment did not affect the base management fee.

              We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.00% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for the fiscal year ended May 31, 2005, including the effect of any performance adjustment and reimbursements to the Fund, was equal to 0.46% of average net assets.

              In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

USAA Balanced Strategy Fund - 18

--------------------------------------------------------------------------------

              PORTFOLIO MANAGERS

              BONDS

              Arnold J. Espe, CFA, vice president of Fixed Income Investments, has co-managed the Bonds and Money Market Instruments investment category since January 2004. Mr. Espe has 20 years of investment management experience and has worked for us for five years. Mr. Espe earned the Chartered Financial Analyst (CFA) designation in 1989 and is a member of the CFA Society of San Antonio. He holds an M.B.A. from the University of Oregon and a B.S. from Willamette University.

              Margaret Weinblatt, Ph.D., CFA, vice president of Mutual Fund Portfolios, has co-managed the Bonds investment category since May 2002. She has 25 years of investment management experience and has worked for IMCO for five years. Prior to joining IMCO, she worked for Countrywide Investments from June 1998 to November 1999;
              Copernicus Asset Management, Ltd. from January 1996 to 1998; and Neuberger & Berman from 1986 to October 1995. Ms. Weinblatt earned the Chartered Financial Analyst (CFA) designation in 1985 and is a member of the CFA Institute, the CFA Society of San Antonio, and the New York Society of Securities Analysts. She holds a Ph.D. and M.A. from the University of Pennsylvania and a B.A. from Radcliffe College.

              STOCKS

              IMCO

              Stuart H. Wester, CFA, vice president, Equity Investments, has managed the portion of the Fund's investments in exchange-traded funds since March 2005. Mr. Wester has 30 years of investment experience and has worked for us for 17 years. He earned the Chartered Financial Analyst (CFA) designation in 1981 and is a member of the CFA Institute and the CFA Society of San Antonio. He has an M.B.A. from North Texas State University and a B.B.A. from Texas Tech University.

                                                                 19 - Prospectus
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USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

              WELLINGTON MANAGEMENT

              We have entered into an Investment Subadvisory Agreement with Wellington Management, under which Wellington Management provides day-to-day discretionary management of the Fund's stocks investment category in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

              Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm, which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of June 30, 2005, Wellington Management had investment management authority with respect to approximately $484 billion in assets.

              Wellington Management is compensated directly by IMCO and not by the Fund.

              Matthew E. Megargel, CFA. Mr. Megargel, a senior vice president of Wellington Management, has served as a portfolio manager of the Fund since 2002. Mr. Megargel joined the firm as an investment professional in 1983.

              Jeffrey L. Kripke. Mr. Kripke, a vice president of Wellington Management, joined the firm as an investment professional in 2001. Mr. Kripke has been involved in portfolio management and securities analysis of the Fund since 2002. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management (1999-2001).

              Maya K. Bittar, CFA. Ms. Bittar, a vice president of Wellington Management, joined the firm as an investment professional in 1998. Ms. Bittar has been involved in portfolio management and securities analysis of the Fund since 2002.

              Francis J. Boggan, CFA. Mr. Boggan, a vice president of Wellington Management, joined the firm as an investment professional in 2001. Mr. Boggan has been involved in portfolio management and securities analysis of the

USAA Balanced Strategy Fund - 20

--------------------------------------------------------------------------------

              Fund since 2002. Prior to joining the firm, Mr. Boggan was previously a Managing Director of Palladian Capital Management (1998-2000).

              The  statement  of  additional   information  provides  additional
              information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

              CHANGE OF SUBADVISERS

              We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN
ASSET ALLOCATION PROGRAM

              THE IDEA BEHIND ASSET ALLOCATION

              If you have money to invest and hear that stocks may be a good investment, is it a wise idea to use your entire savings to buy one stock? Most people wouldn't -- it would be fortunate if it works, but this strategy holds a great deal of risk. Surprising news could be reported tomorrow on your stock, and its price could soar or plummet.

              Careful investors understand this concept of risk and lower that risk by diversifying their holdings among a number of securities. That way bad news for one security may be counterbalanced by good news regarding other securities. But there is still a question of risk here. History tells us that stocks are generally more volatile than bonds and that long-term bonds are generally more volatile than short-term bonds. History also tells us that over many years investments having higher risks tend to have higher returns than investments that carry lower risks. From these observations comes the idea of asset allocation.

                                                                 21 - Prospectus

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

              Asset allocation is a concept that involves dividing your money among several different types of investments -- for example, stocks, bonds, and short-term investments such as money market instruments -- and keeping that allocation until your objectives or the financial markets significantly change. That way you're not pinning all your financial success on the fortunes of one kind of investment. Money spread across different investment categories can help you reduce market risk and likely will provide more stability to your total return, although there is no assurance that this will be the case.

              Asset allocation can work because different kinds of investments generally follow different up-and-down cycles. With a variety of investments in your portfolio, some are probably doing well, even when others are struggling.

              USING ASSET ALLOCATION IN AN INVESTMENT PROGRAM

              Most investors understand the concept of diversification, but asset allocation goes beyond diversifying your portfolio; it's a much more active process. You must evaluate your lifestyle, finances, circumstances, long-and short-term financial goals, and tolerance for investment risk. Once you have structured your allocation, you'll need to review it regularly since your objectives will change over time. Even though we do not charge sales loads, our member service representatives are always available to assist you in structuring and reviewing your investment portfolio of USAA mutual funds.

              EXCESSIVE SHORT-TERM TRADING

              The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

              Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the

USAA Balanced Strategy Fund - 22

--------------------------------------------------------------------------------

              Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

              To deter such trading activities, the USAA family of funds' policies and procedures include:

              * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calendar year (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 32.

              * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

              * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities, and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund's NAV.

              THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
              ORDERS AND LIMIT TRADING IN ACCOUNTS

              The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally,

                                                                 23 - Prospectus
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USAA BALANCED STRATEGY FUND
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              persons who engage in an "in and out" transaction  within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

              The   following   transactions   are  exempt  from  the  excessive
              short-term trading activity policies described above:

              * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

              * Purchases and sales pursuant to automatic investment or withdrawal plans; and

              * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

              If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

              The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

              Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining client orders. Currently, such intermediaries are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks

USAA Balanced Strategy Fund - 24

--------------------------------------------------------------------------------

              for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the intermediary to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading through these omnibus accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the intermediary to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.

HOW TO INVEST

              OPENING AN ACCOUNT

              You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

              As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

              TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

              If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary.

                                                                 25 - Prospectus
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              Additional  fees may also  apply to your  investment  in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more
              information   on  these   fees,   check   with   your   investment
              professional.

              TAX ID NUMBER

              Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 37 for additional tax information.

              EFFECTIVE DATE

              When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange
              (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

              The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

              The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order by the Fund, with payment for the order being made on the next business day.

USAA Balanced Strategy Fund - 26

--------------------------------------------------------------------------------

              If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

              MINIMUM INVESTMENTS

              INITIAL PURCHASE

              *    $3,000   [$500   Uniform   Gifts/Transfers   to  Minors   Act
                   (UGMA/UTMA) accounts and $250 for IRAs].

                   Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

              ADDITIONAL PURCHASES

              *    $50 minimum per transaction, per account.

              Automatic Investing

              * No initial investment if you elect to have monthly electronic investments of at least $20 per transaction, per account.

                   There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

              HOW  TO PURCHASE BY . . .

              INTERNET ACCESS - USAA.COM

              * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 to obtain a personal identification number (PIN) or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

                                                                 27 - Prospectus
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USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

              MAIL

              *    To open an account, send your application and check to:

                        REGULAR MAIL:
                        USAA Investment Management Company
                        P.O. Box 659453
                        San Antonio, TX 78265-9825

                        REGISTERED OR EXPRESS MAIL:
                        USAA Investment Management Company
                        9800 Fredericksburg Road
                        San Antonio, TX 78240

              * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                        REGULAR MAIL:
                        USAA Investment Management Company
                        P.O. Box 659453
                        San Antonio, TX 78265-9825

                        REGISTERED OR EXPRESS MAIL:
                        USAA Investment Management Company
                        9800 Fredericksburg Road
                        San Antonio, TX 78240

              BANK WIRE

              * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

              ELECTRONIC FUNDS TRANSFER (EFT)

              * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

USAA Balanced Strategy Fund - 28

--------------------------------------------------------------------------------

              PHONE 800-531-8448 (IN SAN ANTONIO, 456-7202)

              *    If you  would  like  to open a new  account  or  exchange  to
                   another   fund  in  the  USAA  family  of  funds,   call  for
                   instructions.

              USAA TOUCHLINE(R)800-531-8777 (IN SAN ANTONIO, 498-8777)

              * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

              USAA BROKERAGE SERVICES 800-531-8343 (IN SAN ANTONIO, 456-7214)

              * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

              You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

              We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital

                                                                 29 - Prospectus

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

              gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

              HOW TO REDEEM BY...

              INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

              *    Access USAA.COM.

              *    Send your written instructions to:

                        REGULAR MAIL:
                        USAA Investment Management Company
                        P.O. Box 659453
                        San Antonio, TX 78265-9825

                        REGISTERED OR EXPRESS MAIL:
                        USAA Investment Management Company
                        9800 Fredericksburg Road
                        San Antonio, TX 78240

              * Send a signed fax to 800-292-8177, or send a telegram to USAA Shareholder Account Services.

              * Call toll free 800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

USAA Balanced Strategy Fund - 30

--------------------------------------------------------------------------------

              * Call toll free 800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

              Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/othertaxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

              USAA BROKERAGE SERVICES

              * Call toll free 800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

              ACCOUNT BALANCE

              USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

                                                                 31 - Prospectus

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

              FUND RIGHTS

              The Fund reserves the right to:

              * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

              * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

              * Calculate the NAV per share on a business day that the NYSE is closed;

              * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

              *    Redeem  an  account   with  less  than  $900,   with  certain
                   limitations; and

              *    Restrict  or   liquidate   an  account   when   necessary  or
                   appropriate to comply with federal law.

EXCHANGES

              EXCHANGE PRIVILEGE

              The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

              Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share
              purchases  also  apply  to  exchanges.   For  federal  income  tax
              purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference

USAA Balanced Strategy Fund - 32

--------------------------------------------------------------------------------

              between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              The Fund has undertaken certain procedures regarding telephone transactions as described on page 31.

              EXCHANGE LIMITATIONS

              To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 23.

              For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

              *    Transactions   done  under   automatic   purchase  plans  and
                   systematic withdrawal plans;

              * Transactions done to meet minimum distribution requirements from retirement accounts; and

                                                                 33 - Prospectus

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

              *    Transactions   done   to   effect   an  IRA   conversion   or
                   redistribution to a different retirement account.

              In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

              SHARE PRICE CALCULATION

              The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

          =================================================================
                                        TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW]   NAV PER SHARE  =    --------------------------------
                                                 NUMBER OF SHARES
                                                   OUTSTANDING
          =================================================================

              VALUATION OF SECURITIES

              Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

              Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the val-

USAA Balanced Strategy Fund - 34

--------------------------------------------------------------------------------

              ues of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

              Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type, indications as to values from dealers in securities, and general market conditions. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

              Investments in open-end investment companies other than ETFs are valued at their net asset value at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued at the last quoted sales price.

                                                                 35 - Prospectus
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USAA BALANCED STRATEGY FUND
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              Securities for which market  quotations are not readily  available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

              Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influences the market in which the securities are purchased and sold.

              For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

              DIVIDENDS AND OTHER DISTRIBUTIONS

              The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

              We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before

USAA Balanced Strategy Fund - 36

--------------------------------------------------------------------------------

              any  dividend  or  other  distribution.   Some  or  all  of  these
              distributions are subject to taxes.

         =======================================================================
         [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

         [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
         =======================================================================

              We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share. This may not apply to IRA accounts.

              TAXES

              This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to the gain on an individual shareholder's redemption of Fund
              shares   held  for  more  than  a  year  and  (2)  to  the  Fund's
              distributions of net capital gain it recognizes on sales or exchanges through May 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

              SHAREHOLDER TAXATION

              Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

                                                                 37 - Prospectus

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

              Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

              WITHHOLDING

              Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number (together with the withholding described in the next clause, "backup withholding") and (2) those dividends and distributions otherwise payable to any such shareholder who:

              *    Underreports  dividend or  interest  income or

              * Fails to certify that he or she is not subject to backup withholding.

              To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

              REPORTING

              The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

              SHAREHOLDER MAILINGS

              HOUSEHOLDING

              Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

USAA Balanced Strategy Fund - 38

--------------------------------------------------------------------------------

              ELECTRONIC DELIVERY

              Log  on to  USAA.COM  and  sign  up to  receive  your  statements,
              confirmations,   financial  reports,   and  prospectuses  via  the
              Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

              The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

              The information for the fiscal years ended May 31, 2005 through 2003, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2003, was audited by another independent registered public accounting firm.

                                                                 39 - Prospectus

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

                                             YEAR ENDED MAY 31,
                           ----------------------------------------------------
                             2005      2004        2003        2002      2001
                           ----------------------------------------------------
Net asset value at
 beginning of period      $  14.70   $  13.35   $   14.20   $  15.25   $  15.26
                          -----------------------------------------------------
Income (loss) from
  investment operations:
   Net investment income       .26        .20         .28        .35(a,c)   .33
   Net realized and
    unrealized gain (loss)     .86       1.37        (.70)      (.40)(a,c)  .77
                          -----------------------------------------------------
Total from investment
  operations                  1.12       1.57        (.42)      (.05)(a,c) 1.10
                          -----------------------------------------------------
Less distributions:
  From net investment income  (.25)      (.22)       (.29)      (.34)      (.32)
  From realized capital
    gains                     (.16)         -        (.14)      (.66)      (.79)
                          -----------------------------------------------------
Total distributions           (.41)      (.22)       (.43)     (1.00)     (1.11)
                          -----------------------------------------------------
Net asset value at
  end of period           $  15.41   $  14.70   $   13.35   $  14.20   $  15.25
                          =====================================================
Total return (%)*             7.67      11.82       (2.71)      (.06)      7.37
Net assets at end of
  period (000)            $609,763  $ 522,951   $ 350,842   $327,563   $184,977

Ratio of expenses to average
  net assets (%)** (b,d)      1.00       1.00        1.00       1.02       1.23

Ratio of expenses to average
  net assets, excluding
  reimbursements (%)** (d)    1.29       1.33        1.47       1.35         --

Ratio of net investment
  income to average
  net assets (%)**            1.74       1.38        2.19       2.41(c)    2.30

Portfolio turnover (%)       68.26      55.26      113.80      42.34      80.60

 * Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

 **  For the year ended May 31, 2005,  average net assets were  $566,568,000.

 (a) Calculated using average shares.

 (b) Effective August 1, 2001, the Manager voluntarily agreed to limit the Fund's expense ratio to 1.00% of the Fund's average annual net assets. Prior to this date, the voluntary expense ratio limit was 1.25% of the Fund's average annual net assets.

 (c) In 2001, a change in amortization method was made as required by an accounting pronouncement. This change had no effect on these amounts.

 (d) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                             (.02%)     (.02%)      (.01%)     (.00%)+   (.00%)+

     + Represents less that 0.01% of average net assets.

USAA Balanced Strategy Fund - 40

-------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUND'S
INVESTMENT POLICIES

              THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE BALANCED STRATEGY FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

              AMERICAN DEPOSITARY RECEIPTS (ADRS)

              The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

              ASSET-BACKED SECURITIES

              The Fund's assets may be invested in asset-backed securities. Asset-backed securities (ABS) represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities. Such pass-through certificates may include equipment trust certificates
              (ETC) secured by specific equipment such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

              On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

                                                                 41 - Prospectus

USAA BALANCED STRATEGY FUND
-------------------------------------------------------------------------------

              The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

              EURODOLLAR AND YANKEE OBLIGATIONS

              A portion of the Fund's assets may be invested in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations). These instruments are commonly referred to as global bonds.

              Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

              GLOBAL DEPOSITARY RECEIPTS (GDRS)

              The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

              FUTURES

              Under certain circumstances, the Fund may buy and sell certain types of futures contracts. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a treasury bond or an index of securities, at a future time at a specified price. For more information on futures, see the statement of additional information.

USAA Balanced Strategy Fund - 42

-------------------------------------------------------------------------------

              MASTER DEMAND NOTES

              The Fund's assets may be invested in master demand notes, which are obligations that permit the investment of fluctuating amounts by the Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest the Fund's assets in master demand notes only if the Fund's Board of Trustees or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

              MONEY MARKET INSTRUMENTS

              The Fund's assets may be invested in investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

              MORTGAGE-BACKED SECURITIES

              The Fund's assets may be invested in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae),

                                                                 43 - Prospectus

USAA BALANCED STRATEGY FUND
-------------------------------------------------------------------------------

              Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

              Mortgage-backed securities also include collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), and commercial mortgage-backed securities interest only securities (CMBS IOs). For more information on mortgage-backed securities, see the statement of additional information.

              MUNICIPAL LEASE OBLIGATIONS

              The Fund's assets may be invested in a variety of instruments commonly referred to as municipal lease obligations, including leases and certificates of participation in such leases and contracts.

              OTHER INVESTMENT COMPANIES

              The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to limitations. The Fund may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

USAA Balanced Strategy Fund - 44

-------------------------------------------------------------------------------

              PERIODIC AUCTION RESET BONDS

              The Fund's assets may be invested in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

              Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

              PUT BONDS

              The Fund's assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

              REPURCHASE AGREEMENTS

              The Fund's assets may be invested in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the underlying collateral.

                                                                 45 - Prospectus

USAA BALANCED STRATEGY FUND
-------------------------------------------------------------------------------

              The Fund maintains custody of the underlying obligations prior to its repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

              SYNTHETIC INSTRUMENTS

              The Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the underlying bond loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in the Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that we will not be able to exercise our tender option.

              TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

              The Fund's assets may be invested in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. The principal value of TIPS periodically adjusts to the rate of inflation. TIPS trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.

USAA Balanced Strategy Fund - 46

-------------------------------------------------------------------------------

              VARIABLE-RATE DEMAND NOTES

              The Fund's assets may be invested in securities, which provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

              VARIABLE-RATE AND FLOATING-RATE SECURITIES

              The  Fund's   assets  may  be   invested  in   variable-rate   and
              floating-rate securities, which bear interest at rates that are adjusted periodically to market rates.

              * These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

              * Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

              * The market value of variable-rate or floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

                                                                 47 - Prospectus

USAA BALANCED STRATEGY FUND
-------------------------------------------------------------------------------

              WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

              The Fund's assets may be invested in debt securities offered on a when-issued or delayed-delivery basis.

              * Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

              * The Fund does not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.

              *    Such securities can be sold before settlement date.

              ASSET COVERAGE

              The Fund's assets may be invested, as described above, in futures, as well as when-issued or delayed-delivery securities, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these contracts or securities.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

USAA Balanced Strategy Fund - 48

                  INVESTMENT            USAA Investment Management Company
                    ADVISER,            P.O. Box 659453
              ADMINISTRATOR,            San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT            USAA Shareholder Account Services
                                        P.O. Box 659453
                                        San Antonio, Texas 78265-9825

               CUSTODIAN AND            State Street Bank and Trust Company
            ACCOUNTING AGENT            P.O. Box 1713
                                        Boston, Massachusetts 02105

                   TELEPHONE            Call toll free - Central Time
            ASSISTANCE HOURS            Monday - Friday 7 a.m. to 10 p.m.
                                        Saturday 8:30 a.m. to 5 p.m.
                                        Sunday 10:30 a.m. to 7 p.m.

                 FOR ACCOUNT            800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL            24-Hour Service (from any phone)
           FUND PRICE QUOTES            800-531-8066 in San Antonio, 498-8066


                 MUTUAL FUND            (from touch-tone phones only)
           USAA TOUCHLINE(R)            For account balance, last transaction,
                                        fund prices, or to exchange/redeem fund
                                        shares
                                        800-531-8777 in San Antonio, 498-8777

             INTERNET ACCESS            USAA.COM


                                                                       [GRAPHIC]
                                                                        Recycled
                                                                         Paper

------------------------------------------------------------------------------
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EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
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                                                                USAA
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Receive this document
and others electronically.
Sign up at USAA.COM.

================================================================================

          If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the
          Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations combined with the lack of investor demand.

          To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================


                    [USAA       WE KNOW WHAT IT MEANS TO SERVE(R).
                    EAGLE      ------------------------------------
                    LOGO (R)]     INSURANCE  *  MEMBER SERVICES


26667-1005 Investment Company Act File No. 811-4019 (C) 2005, USAA. All rights reserved.

                                     Part A

                               Prospectus for the
                            Cornerstone Strategy Fund
                               is included herein

USAA
EAGLE
LOGO (R)]


                     USAA   CORNERSTONE STRATEGY Fund



                     USAA
              Investments


               One of the
              USAA Family
               of No-Load
             Mutual Funds


                              [GRAPHIC OMITTED]

                              P R O S P E C T U S
--------------------------------------------------------------------------------

          October 1, 2005     As with other mutual  funds,  the  Securities  and
                              Exchange    Commission   has   not   approved   or
                              disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                              Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
-------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?                                                 2

WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?                                                           2

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?                                                 4

FEES AND EXPENSES                                                       8

FUND INVESTMENTS                                                       10

FUND MANAGEMENT                                                        21

USING MUTUAL FUNDS IN AN
ASSET ALLOCATION PROGRAM                                               27

HOW TO INVEST                                                          31

HOW TO REDEEM                                                          35

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS                                                        37

EXCHANGES                                                              38

SHAREHOLDER INFORMATION                                                40

FINANCIAL HIGHLIGHTS                                                   45

ADDITIONAL INFORMATION ABOUT THE FUND'S
INVESTMENT POLICIES                                                    47

                                                                  1 - Prospectus

USAA CORNERSTONE STRATEGY FUND
-------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?

              The Fund's investment objective is to achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving purchasing power of shareholders' capital. Using preset target ranges, the Fund's strategy is to invest its assets mostly in stocks (divided into the categories of U.S., international, real estate, and precious metals and minerals) and to a much lesser extent in bonds and money market instruments.

              We are the Fund's investment adviser. We manage a portion of the U.S. stocks investment category that is invested in exchange-traded funds (ETFs), as well as the bonds and money market instruments, and precious metals and minerals securities investment categories of the Fund. We have retained Wellington Management Company, LLP (Wellington Management) to serve as subadviser for a portion of the U.S. stocks and real estate securities investment categories of the Fund and MFS Investment Management (MFS) to serve as subadviser for the international stocks investment category of the Fund.

              Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 10 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?

              The principal risks of investing in this Fund are stock market risk, interest rate risk, credit risk, management risk, and the unique risks of investing in foreign stocks, real estate investment trusts (REITs), and precious metals and minerals securities.

              * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in stocks will decline regardless of the success or failure of a company's operations.

USAA Cornerstone Strategy Fund - 2

-------------------------------------------------------------------------------

              * INTEREST RATE RISK involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

                   IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

                   IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

              *    CREDIT RISK involves the  possibility  that a borrower cannot
                   make  timely   interest   and   principal   payments  on  its
                   securities.

              * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results.

              * FOREIGN INVESTING RISK involves the possibility that the value of the Fund's investments in foreign securities will decrease because of currency exchange rate fluctuations, foreign market illiquidity, emerging market risk, increased price volatility, uncertain political conditions, and other factors.

              *    REIT  RISK   involves   the   possibility   that  the  Fund's
                   investments in REITs will decrease because of a decline in real estate values.

              * PRECIOUS METALS AND MINERALS SECURITIES have additional risk because of commodity price volatility and the increased impact such volatility has on the profitability of precious metals and minerals companies.

              An additional risk of the Fund described later in the prospectus is rebalancing risk. As with other mutual funds, losing money is also a risk of investing in this Fund.

              As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

                                                                  3 - Prospectus

USAA CORNERSTONE STRATEGY FUND
-------------------------------------------------------------------------------

              An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

              You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

              Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

              The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

              TOTAL RETURN

              All mutual funds must use the same formula to calculate TOTAL RETURN.

           ================================================================
           [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
           ================================================================

USAA Cornerstone Strategy Fund - 4

------------------------------------------------------------------------------

[BAR CHART]

               CALENDAR YEAR            TOTAL RETURN
                    1995                     18.40%
                    1996                     17.87%
                    1997                     15.64%
                    1998                      2.01%
                    1999                      8.13%
                    2000                      2.75%
                    2001                     -4.72%
                    2002                     -8.26%
                    2003                     23.71%
                    2004                     11.51%

                           SIX-MONTH YTD TOTAL RETURN
                                 -0.26% (6/30/05)

       BEST QUARTER*                                   WORST QUARTER*
       13.32% 2nd Qtr. 2003                     -10.72% 3rd Qtr. 1998

    * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

                                                                  5 - Prospectus

USAA CORNERSTONE STRATEGY FUND
-------------------------------------------------------------------------------

              The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

              After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the following page are not relevant to you.

              Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

              This may be particularly true for the period prior to June 28, 2002, which is the date on which Wellington Management assumed day-to-day management of the U.S. stocks and real estate securities investment categories of the Fund, and MFS assumed day-to-day management of the international stocks investment category of the Fund. Prior to that date, IMCO was solely responsible for managing the Fund's assets.

USAA Cornerstone Strategy Fund - 6

-------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                       SINCE
                                                                     INCEPTION
                             PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS  8/15/84
================================================================================
Return Before Taxes             11.51%        4.38%        8.23%       10.04%

Return After Taxes
on Distributions                10.11%        3.39%        6.52%        8.44%

Return After Taxes
on Distributions
and Sale of Fund Shares          8.43%        3.29%        6.29%        8.13%
--------------------------------------------------------------------------------
S&P 500(R) Index* (reflects
no deduction for fees,
expenses, or taxes)             10.87%       -2.30%       12.07%       13.08%+
--------------------------------------------------------------------------------
Lipper Global Flexible Funds
Index** (reflects no deduction
for taxes)                      13.13%        2.65%        8.64%        n/a
================================================================================

[FOOTNOTES]
 * The S&P 500 Index is a broad-based composite unmanaged index that represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

** The Lipper Global Flexible Funds Index tracks the total return performance of the 10 largest funds within the Lipper Global Flexible Portfolio Funds category. This category includes funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments with a focus on total return. At least 25% of each portfolio is invested in securities traded outside of the United States

+ The performance of the S&P 500 Index is calculated with a commencement date of July 31, 1984, while the Fund's inception date is August 15, 1984. There may be a slight variation in the comparative performance numbers because of this difference.

              CURRENT PRICE AND TOTAL RETURN INFORMATION

              Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price and total return information for this Fund through our USAA.COM Web site once you have established Internet access. See page 33 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 800-531-8777.

                                                                 7 - Prospectus

USAA CORNERSTONE STRATEGY FUND
-------------------------------------------------------------------------------

              Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

              Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

                   =============================================
                    [ARROW]   FUND NUMBER            51
                    [ARROW]   NEWSPAPER SYMBOL       CrnstStr
                    [ARROW]   TICKER SYMBOL          USCRX
                   ==============================================

FEES AND EXPENSES

              The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

              SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

              There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

              ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

              Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the past fiscal year ended May 31, 2005, and are calculated as a percentage of average net assets (ANA).

USAA Cornerstone Strategy Fund - 8

-------------------------------------------------------------------------------

             MANAGEMENT       DISTRIBUTION       OTHER TOTAL        ANNUAL
               FEES          (12B-1) FEES         EXPENSES    OPERATING EXPENSES
             -------------------------------------------------------------------
                .74%a            None               .44%            1.18%b,c

[FOOTNOTES]

 a A performance fee adjustment decreased the base management fee of 0.75% by 0.01% for the most recent fiscal year ended May 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Global Flexible Funds Index. See pages 22-23 for more information about the calculation of the performance adjustment.

b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions, the total annual operating expenses were 1.16%.

 c We have voluntarily agreed to limit the Fund's total annual operating expenses to 1.19% of the Fund's ANA, excluding credits from fee offset arrangements, and to reimburse the Fund for any expenses in excess of this amount. We can modify or terminate this arrangement at any time. If the Fund's total aqnnual operating expense ratio is lower than 1.19%, the Fund will operate at the lower expense ratio.

       =====================================================================
       [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
       =====================================================================

              EXAMPLE

              This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                       1 YEAR     3 YEARS     5 YEARS        10 YEARS
                 ==========================================================
                       $120         $375        $649          $1,432

                                                                  9 - Prospectus

USAA CORNERSTONE STRATEGY FUND
-------------------------------------------------------------------------------

FUND INVESTMENTS

              PRINCIPAL INVESTMENT STRATEGIES AND RISKS

              [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

              The Fund's principal strategy is to provide a diversified investment program within one mutual fund by allocating its assets in each of the following investment categories according to the following targeted ranges. Securities are classified by category at the time of purchase.

              ================================================================
                                                PERCENTAGE TARGET RANGE
              INVESTMENT CATEGORY                     OF NET ASSETS
              ----------------------------------------------------------------
                 U.S. Stocks                            15 - 70%
                 International Stocks                    5 - 30%
                 Bonds and Money Market
                    Instruments                          5 - 50%
                 Real Estate Securities                  0 - 20%
                 Precious Metals and Minerals
                    Securities                           0 - 10%
              ================================================================

              The ranges allow for a variance within each investment category. The Fund's Board of Trustees may revise the target ranges without prior written notice to shareholders. In addition, we may go outside the ranges on a temporary defensive basis whenever we
              believe  it  is  in  the  best   interest  of  the  Fund  and  its
              shareholders.

              [ARROW] WHY ARE STOCKS AND BONDS MIXED IN THE SAME FUND?

              From time to time, the stock and bond markets may fluctuate independently of each other. In other words, a decline in the stock market may, in certain instances, be offset by a rise in the bond market, or vice versa. As a result, the Fund, with its mix of stocks and bonds, is expected in the long run to entail less market risk (and potentially less return) than a mutual fund investing exclusively in stocks.

              [ARROW] WHY WERE THESE INVESTMENT CATEGORIES AND TARGET RANGES SELECTED?

              The investment categories and target ranges were selected to provide investors with a diversified investment in a single mutual fund. The U.S.

USAA Cornerstone Strategy Fund - 10

-------------------------------------------------------------------------------

              Stocks category was selected to provide appreciation. The International Stocks category was selected to provide the potential for appreciation during periods of adverse economic and market conditions in the United States. The Bonds and Money Market Instruments category was selected to provide the potential for current income, safety of principal in periods of deflation, and a means for temporary investment of cash balances arising in the normal course of business. The Real Estate and Precious Metals and Minerals Securities categories were selected to provide a positive total return during inflationary periods and periods where there are adverse movements in the U.S. stock market.

              However, as a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

              [ARROW]   WHAT   ACTIONS  ARE  TAKEN  TO  KEEP  THE  FUND'S  ASSET
              ALLOCATIONS WITHIN THE TARGET RANGES?

              If market action causes the actual assets of the Fund in one or more investment categories to move outside the ranges, we will make adjustments to rebalance the portfolio. In general, we will rebalance the portfolio at least once during each quarter.

              In rebalancing the Fund's portfolio, we will buy or sell securities to return the actual allocation of the Fund's assets to within its target ranges. For example, the Fund's portfolio could begin a quarter with its assets allocated 65% in U.S. stocks, 15% in international stocks, 10% in bonds and money market instruments, 5% in real estate securities, and 5% in precious metals and minerals securities. During the quarter, a strong U.S. stock market coupled with weak real estate and precious metals and minerals markets could leave the portfolio with 80% in U.S. stocks, 10% in international stocks, 4% in bonds and money market instruments, 3% in real estate securities, and 3% in precious metals and minerals securities. In this case, we would sell U.S. stocks and could use the proceeds to buy more bonds and money market instruments in order to bring U.S. stocks and bonds and money market instruments back within their target ranges.

                                                                 11 - Prospectus

USAA CORNERSTONE STRATEGY FUND
-------------------------------------------------------------------------------

              REBALANCING RISK. In purchasing and selling securities in order to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

              MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

              U.S. STOCKS

              [ARROW] WHAT TYPES OF U.S. STOCKS ARE INCLUDED IN THE FUND'S PORTFOLIO?

              The Fund's portfolio will consist of a blend of growth and value stocks of companies with one or more of the following characteristics: (1) they are organized under the laws of a state or territory of the United States, (2) their headquarters are located in the United States, (3) 50% or more of their assets are located in the United States, (4) 50% or more of their revenues are derived from the United States, or (5) the principal trading market for their stock is located in the United States. In addition, up to 50% of the Fund's portfolio allocated to U.S. stocks, but no more than 25% of the Fund's total assets, may consist of exchange-traded funds, more commonly referred to as ETFs, which are, with a few exceptions, open-end investment companies that trade on exchanges throughout the day. ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a

USAA Cornerstone Strategy Fund - 12

-------------------------------------------------------------------------------

              market index or specific sectors of the stock or bond markets. Because they trade like stocks, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at the net asset values of their underlying securities. The Fund will value any ETF in its portfolio at its last sale or closing market price, which typically approximates its net asset value (NAV) although there may be times when the market price and NAV vary to a greater extent. The ETFs will focus on specific equity styles, which include, but are not limited to, large-cap growth, large-cap value, small-cap growth, and small-cap value.

              STOCK MARKET RISK. Because this Fund invests in stocks, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

              [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL U.S. STOCKS MADE?

              Wellington Management will consider purchasing stocks that exhibit the following characteristics:

              *    Superior market positions
              * Positive financial momentum accompanied by strong fundamentals
              *    Sustainable revenue and earnings growth
              *    High-quality management team
              *    Attractive valuation

              Each stock held by the Fund is continually monitored to ensure its fundamental attractiveness. Stocks will be considered for sale from the portfolio when they exhibit a decreasing trend in earnings growth, when the downside risk equals the upside potential, or when the stock reaches Wellington Management's target valuation.

              In making the determination to buy or sell ETFs in the Fund's portfolio, we will consider a variety of technical and fundamental factors.

                                                                 13 - Prospectus

USAA CORNERSTONE STRATEGY FUND
-------------------------------------------------------------------------------

              INTERNATIONAL STOCKS

              [ARROW] WHAT ROLE DO INTERNATIONAL STOCKS PLAY IN THE FUND'S PORTFOLIO?

              From time to time, the U.S. and foreign stock markets may fluctuate independently of each other. In other words, a decline in one market may, in certain circumstances, be offset by a rise in another market. In addition, foreign equity markets may provide attractive returns not otherwise available in the U.S. markets.

              [ARROW] WHAT IS CONSIDERED TO BE A "FOREIGN COMPANY?"

              A company will be designated as a foreign company by considering several factors, including the country in which the company was legally organized, the location of the company's assets, the location of the company's headquarters, the countries where the company's revenues are derived, the principal trading market for the company's stock, and the company's classification in the MSCI Index.

              FOREIGN INVESTING RISK. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

              * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

              * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

              [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL INTERNATIONAL STOCKS MADE?

              MFS  seeks  to  identify   investment   opportunities  that  offer
              above-average growth at attractive valuations. MFS relies on Original ResearchSM by its

USAA Cornerstone Strategy Fund - 14

-------------------------------------------------------------------------------

              large group of equity research analysts to attract and identify investment opportunities across industries and countries.

              MFS intends to keep the International Stocks investment category of the Fund well diversified and manage risk by investing across several countries and a wide range of industries. Country and currency weightings fall out of this stock selection process and are typically not actively managed.

              BONDS AND MONEY MARKET INSTRUMENTS

              [ARROW] WHAT ROLE DO BONDS AND MONEY MARKET INSTRUMENTS PLAY IN THE FUND'S PORTFOLIO?

              The bonds and money market instruments investment category is intended to provide both liquidity and interest income.

              INTEREST RATE RISK. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

              [ARROW] WHAT TYPES OF BONDS ARE INCLUDED IN THE FUND'S PORTFOLIO?

              Bonds must be investment grade at the time of purchase and may include, but are not limited to, any of the following:

              * Obligations of the U.S. government, its agencies and instrumentalities
              *    Mortgage-backed securities
              *    Asset-backed securities
              *    Corporate debt securities, such as notes and bonds
              *    Debt securities of real estate investment trusts
              * Obligations of state and local governments and their agencies and instrumentalities

                                                                 15 - Prospectus

USAA CORNERSTONE STRATEGY FUND
-------------------------------------------------------------------------------

              *    Eurodollar obligations
              *    Yankee obligations
              *    Synthetic instruments
              *    Other debt securities

              For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES on page 47.

              [ARROW] WHAT ARE CONSIDERED INVESTMENT-GRADE SECURITIES?

              In no event will we purchase a security for the Fund unless the security (or a comparable security of the same issuer) is rated at least investment grade at the time of purchase. Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the following rating agencies:

                                            LONG-TERM          SHORT-TERM
               RATING AGENCY             DEBT SECURITIES     DEBT SECURITIES
               ==============================================================
               Moody's Investors                              At least Prime-3
               Service                At least Baa3           or MIG 3

               Standard & Poor's                              At least A-3
               Rating Group           At least BBB -          or SP-2

               Fitch Ratings          At least BBB -          At least F3

               Dominion Bond
               Rating Service Limited At least BBB low        At least R-2 low

               A.M. Best Co., Inc.    At least bbb            At least AMB-3

              If a security does not meet the requirements set forth above, we first must determine that the security is of equivalent investment quality prior to purchasing the security. You will find a complete description of the above debt ratings in the Fund's statement of additional information.

              CREDIT RISK. The fixed-income securities in the Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer of a fixed-income instrument such as a bond or money market instrument will fail

USAA Cornerstone Strategy Fund - 16

-------------------------------------------------------------------------------

              to make timely payments of interest or principal. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to the very speculative have some degree of credit risk. We attempt to minimize the Fund's overall credit risk by:

              * Investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

              * When evaluating potential investments for the Fund, our credit analysts also independently assess credit risk and its impact on the Fund's portfolio.

              * Diversifying the Fund's portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

              Securities in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

              [ARROW] WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED BELOW INVESTMENT GRADE?

              We will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take

                                                                 17 - Prospectus

USAA CORNERSTONE STRATEGY FUND
-------------------------------------------------------------------------------

              immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Fund's Board of Trustees.

              [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL BONDS MADE?

              We buy bonds that represent value in current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, are forced by market factors to raise money, or determine that an attractive replacement security is available.

              [ARROW] WHAT TYPES OF MONEY MARKET INSTRUMENTS ARE INCLUDED IN THE FUND'S PORTFOLIO?

              The money market instruments included in the Fund's portfolio are investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. They may carry either fixed or variable interest rates and may include, but are not limited to, any of the following:

              * Obligations of the U.S. government, its agencies and instrumentalities
              * Repurchase agreements collateralized by the foregoing obligations
              *    Commercial paper or other short-term corporate obligations
              *    Certificates of deposit
              *    Bankers' acceptances
              *    Money market funds
              *    Short-term investment funds
              *    Variable rate-demand notes
              *    Other suitable obligations

              For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES on page 47.

USAA Cornerstone Strategy Fund - 18

-------------------------------------------------------------------------------

              REAL ESTATE SECURITIES

              [ARROW] WHAT ROLE DO REAL ESTATE SECURITIES PLAY IN THE FUND'S PORTFOLIO?

              We believe that diversified investments linked to real estate are a good hedge during an inflationary environment.

              [ARROW] WHAT TYPES OF REAL ESTATE SECURITIES ARE INCLUDED IN THE FUND'S PORTFOLIO?

              Investments in this category will consist primarily of common stocks of REITs and U.S. companies that operate as real estate corporations or which have a significant portion of their assets in real estate. Wellington Management will evaluate the nature of a company's real estate holdings to determine whether the Fund's investment in the company's common stock will be included in this category. In addition, Wellington Management may also invest in preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks of REITs and real estate companies. The Fund will not acquire any direct ownership of real estate.

              REITS. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

              [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL REAL ESTATE SECURITIES MADE?

              Individual security selection decisions are based on intensive financial analysis and an evaluation of individual competitive position to identify companies with attractive characteristics. Wellington Management seeks to invest in companies with the following characteristics:

              *    Strong management
              * Solid balance sheet with ability to fund future growth and dividend increases

                                                                 19 - Prospectus

USAA CORNERSTONE STRATEGY FUND
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              *    Disciplined investment strategy
              *    Attractive relative valuation

              Positions will be sold when:

              *    A better opportunity exists on a risk-adjusted basis
              *    Management disappoints, or
              *    Price to net asset value is unattractive

              The Fund may also hold no real estate securities when considered appropriate.

              PRECIOUS METALS AND MINERALS SECURITIES

              [ARROW] WHAT ROLE DO PRECIOUS METALS AND MINERALS SECURITIES PLAY IN THE FUND'S PORTFOLIO?

              Precious metals and minerals securities may be selected for their potential to increase in value during inflationary periods and periods of U.S. dollar weakness. Additionally, precious metals and minerals securities may be selected for their ability to stabilize the portfolio's rate of return during periods when U.S. stock prices are generally going down. Historical tendencies show that prices of precious metals and minerals securities generally go up when prices of U.S. stocks go down.

              [ARROW] WHAT TYPES OF PRECIOUS METALS AND MINERALS SECURITIES ARE INCLUDED IN THE FUND'S PORTFOLIO?

              We will invest the Fund's assets devoted to this category in equity securities of companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals. These securities may consist of common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

              PRECIOUS METALS AND MINERALS SECURITIES RISK. Precious metals and minerals securities have additional risks because of commodity price volatility and the increased impact such volatility has on the profitability of precious metals and minerals companies. However, since the market action of such securities has tended to move independently of the

USAA Cornerstone Strategy Fund - 20

-------------------------------------------------------------------------------

              broader financial markets, the addition of precious metals and minerals securities to an investor's portfolio may reduce overall fluctuations in portfolio value.

              [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL PRECIOUS METALS AND MINERALS SECURITIES MADE?

              We look for well-managed and prudently financed low-cost producers with good production or reserve growth potential that sell at reasonable valuations on a risk-adjusted basis. We will sell these securities when they no longer meet these criteria.

              The Fund may also hold no precious metals and minerals securities when considered appropriate.

              For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES on page 47.

FUND MANAGEMENT

              USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

             =============================================================
               [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
                         USAA INVESTMENT MANAGEMENT COMPANY
                         APPROXIMATELY $52 BILLION AS OF AUGUST 31, 2005
              =============================================================

              We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. As part of our management, our investment strategy committee determines the percentages of the Fund's assets to be allocated within the target ranges of the investment categories.

                                                                 21 - Prospectus

USAA CORNERSTONE STRATEGY FUND
-------------------------------------------------------------------------------

              A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory agreements is available in the Fund's annual report to shareholders.

              The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of portions of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval. We also are responsible for the day-to-day investment management of portions of the Fund that invest in ETFs, bonds and money market instruments, and precious metals and minerals securities.

              For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Global Flexible Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

              The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

USAA Cornerstone Strategy Fund - 22

-------------------------------------------------------------------------------

          OVER/UNDER PERFORMANCE               ANNUAL ADJUSTMENT RATE
            RELATIVE TO INDEX              (IN BASIS POINTS AS A PERCENTAGE
            (IN BASIS POINTS) 1            OF THE FUND'S AVERAGE NET ASSETS)
        -----------------------------------------------------------------------
            +/- 100 to 400                                    +/- 4
            +/- 401 to 700                                    +/- 5
            +/- 701 and greater                               +/- 6

[FOOTNOTE]
 1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

              Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Flexible Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the base management fee of 0.75% by 0.01%.

              We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.19% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for the fiscal year ended May 31, 2005, including the effect of any performance adjustment and reimbursements to the Fund, was equal to 0.74% of average net assets.

              In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

              PORTFOLIO MANAGERS

              PRECIOUS METALS AND MINERALS SECURITIES

              IMCO

              Mark W. Johnson, CFA, assistant vice president of Equity Investments, has managed the Precious Metals and Minerals Securities investment category since January 1994. He has 31 years of investment management experience and has worked for us for 17 years. Mr. Johnson earned

                                                                 23 - Prospectus

USAA CORNERSTONE STRATEGY FUND
-------------------------------------------------------------------------------

              the Chartered Financial Analyst (CFA) designation in 1978 and is a member of the CFA Institute and the CFA Society of San Antonio. He holds an M.B.A. and a B.B.A. from the University of Michigan.

              BONDS AND MONEY MARKET INSTRUMENTS

              IMCO

              Arnold J. Espe, CFA, vice president of Fixed Income Investments, has co-managed the Bonds and Money Market Instruments investment category since January 2004. Mr. Espe has 21 years of investment management experience and has worked for us for five years. Mr. Espe earned the Chartered Financial Analyst (CFA) designation in 1989 and is a member of the CFA Institute and the CFA Society of San Antonio. He holds an M.B.A. from the University of Oregon and a B.S. from Willamette University.

              Margaret Weinblatt, Ph.D., CFA, vice president of Mutual Fund Portfolios, has co-managed the Bonds and Money Market Instruments investment category since January 2002. She has 25 years of investment management experience and has worked for us for five years. Prior to joining us, she worked for Countrywide Investments from June 1998 to November 1999; Copernicus Asset Management, Ltd. from January 1996 to 1998; and Neuberger & Berman from 1986 to October 1995. Ms. Weinblatt earned the Chartered Financial Analyst
              (CFA) designation in 1985 and is a member of the CFA Institute, the CFA Society of San Antonio, and the New York Society of Securities Analysts. She holds a Ph.D. and M.A. from the University of Pennsylvania and a B.A. from Radcliffe College.

              U.S. STOCKS, REAL ESTATE SECURITIES, AND INTERNATIONAL STOCKS

              We have entered into Investment Subadvisory Agreements with Wellington Management and MFS, under which Wellington Management and MFS provide day-to-day discretionary management of certain of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

              Wellington Management and MFS are compensated directly by IMCO and not by the Fund.

USAA Cornerstone Strategy Fund - 24

-------------------------------------------------------------------------------

              Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of June 30, 2005, Wellington Management had investment management authority with respect to approximately $484 billion in assets.

              MFS, a registered investment adviser, is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. As of June 30, 2005, net assets under the management of MFS were approximately $150 billion. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

              U.S. STOCKS

              IMCO

              Stuart H. Wester, CFA, vice president, Equity Investments, has managed the portion of the Fund's investments in exchange-traded funds since February 2005. Mr. Wester has 30 years of investment experience and has worked for us for 17 years. He earned the Chartered Financial Analyst (CFA) designation in 1981 and is a member of the CFA Institute and the CFA Society of San Antonio. He has an M.B.A. from North Texas State University and a B.B.A. from Texas Tech University.

              WELLINGTON MANAGEMENT

              Matthew E. Megargel, CFA, senior vice president of Wellington Management, has served as a portfolio manager of the Fund since 2002. Mr. Megargel joined the firm as an investment professional in 1983.

              Jeffrey L. Kripke, a vice president of Wellington Management, joined the firm as an investment professional in 2001. Mr. Kripke has been involved in portfolio management and securities analysis of the Fund since 2002. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management (1999-2001).

                                                                 25 - Prospectus

USAA CORNERSTONE STRATEGY FUND
-------------------------------------------------------------------------------

              Maya K. Bittar, CFA, a vice president of Wellington Management, joined the firm as an investment professional in 1998. Ms. Bittar has been involved in portfolio management and securities analysis of the Fund since 2002.

              Francis J. Boggan, CFA, a vice president of Wellington Management, joined the firm as an investment professional in 2001. Mr. Boggan has been involved in portfolio management and securities analysis of the Fund since 2002. Prior to joining the firm, Mr. Boggan was previously a Managing Director of Palladian Capital Management (1998-2000).

              REAL ESTATE SECURITIES

              WELLINGTON MANAGEMENT

              James P. Hoffmann, senior vice president of Wellington Management, joined the firm as an investment professional in 1997. Mr. Hoffmann has been a portfolio manager for the Fund since December 2002.

              INTERNATIONAL STOCKS

              MFS

              David R. Mannheim, senior vice president and global equity portfolio manager, has 21 years of investment management experience and has worked for MFS for 17 years. Mr. Mannheim holds a master's of science degree in management from the Massachusetts Institute of Technology and a bachelor's degree in Economics from Amherst College.

              Marcus  L.  Smith,  senior  vice  president  and  non-U.S.  equity portfolio manager, has 15 years of investment management experience and has worked for MFS for 11 years. He holds a master's in finance from the University of Pennsylvania and a bachelor's degree in business administration from Mount Union College.

              The  statement  of  additional   information  provides  additional
              information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

USAA Cornerstone Strategy Fund - 26

-------------------------------------------------------------------------------

              CHANGE OF SUBADVISERS

              We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN
ASSET ALLOCATION PROGRAM

              THE IDEA BEHIND ASSET ALLOCATION

              If you have money to invest and hear that stocks may be a good investment, is it a wise idea to use your entire savings to buy one stock? Most people wouldn't -- it would be fortunate if it works, but this strategy holds a great deal of risk. Surprising news could be reported tomorrow on your stock, and its price could soar or plummet.

              Careful investors understand this concept of risk and lower that risk by diversifying their holdings among a number of securities. That way bad news for one security may be counterbalanced by good news regarding other securities. But there is still a question of risk here. History tells us that stocks are generally more volatile than bonds and that long-term bonds are generally more volatile than short-term bonds. History also tells us that over many years investments having higher risks tend to have higher returns than investments that carry lower risks. From these observations comes the idea of asset allocation.

              Asset allocation is a concept that involves dividing your money among several different types of investments -- for example, stocks, bonds, and short-term investments such as money market instruments -- and keeping that allocation until your objectives or the financial markets signifi-

                                                                 27 - Prospectus

USAA CORNERSTONE STRATEGY FUND
-------------------------------------------------------------------------------

              cantly change. That way you're not pinning all your financial success on the fortunes of one kind of investment. Money spread across different investment categories can help you reduce market risk and likely will provide more stability to your total return, although there is no assurance that this will be the case.

              Asset allocation can work because different kinds of investments generally follow different up-and-down cycles. With a variety of investments in your portfolio, some are probably doing well, even when others are struggling.

              USING ASSET ALLOCATION IN AN INVESTMENT PROGRAM

              Most investors understand the concept of diversification, but asset allocation goes beyond diversifying your portfolio; it's a much more active process. You must evaluate your lifestyle, finances, circumstances, long-and short-term financial goals, and tolerance for investment risk. Once you have structured your allocation, you'll need to review it regularly since your objectives will change over time. Even though we do not charge sales loads, our member service representatives are always available to assist you in structuring and reviewing your investment portfolio of USAA mutual funds.

              EXCESSIVE SHORT-TERM TRADING

              The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

              Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term

USAA Cornerstone Strategy Fund - 28

-------------------------------------------------------------------------------

              Fund. These policies are designed to deter  disruptive,  excessive
              short-term  trading  without   needlessly   penalizing  BONA  FIDE
              investors.

              To deter such trading activities, the USAA family of funds' policies and procedures include:

              * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calendar year (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 38.

              * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

              * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities, and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund's NAV.

              THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
              ORDERS AND LIMIT TRADING IN ACCOUNTS

              The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out"

                                                                 29 - Prospectus

USAA CORNERSTONE STRATEGY FUND
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              transaction  in the  same  fund  within  90 days.  The  Fund  also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term
              trading,   including  after  one  large  disruptive  purchase  and
              redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

              The   following   transactions   are  exempt  from  the  excessive
              short-term trading activity policies described above:

              * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

              * Purchases and sales pursuant to automatic investment or withdrawal plans; and

              * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

              If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

              The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

              Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining client orders. Currently, such intermediaries are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the intermediary

USAA Cornerstone Strategy Fund - 30

-------------------------------------------------------------------------------

              to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading through these omnibus accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the intermediary to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.

HOW TO INVEST

              OPENING AN ACCOUNT

              You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

              As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

              TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

              If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker

                                                                 31 - Prospectus

USAA CORNERSTONE STRATEGY FUND
-------------------------------------------------------------------------------

              or other investment professional. For more information on these fees, check with your investment professional.

              TAX ID NUMBER

              Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 43 for additional tax information.

              EFFECTIVE DATE

              When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange
              (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

              The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

              The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order by the Fund, with payment for the order being made on the next business day.

              If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in

USAA Cornerstone Strategy Fund - 32

-------------------------------------------------------------------------------

              U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

              MINIMUM INVESTMENTS

              INITIAL PURCHASE

              *    $3,000   [$500   Uniform   Gifts/Transfers   to  Minors   Act
                   (UGMA/UTMA) accounts and $250 for IRAs].

                   Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

              ADDITIONAL PURCHASES

              *    $50 minimum per transaction, per account.

              AUTOMATIC INVESTING

              * No initial investment if you elect to have monthly electronic investments of at least $20 per transaction, per account.

                   There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

              HOW TO PURCHASE BY . . .

              INTERNET ACCESS - USAA.COM

              * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 to obtain a personal identification number (PIN) or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

                                                                 33 - Prospectus

USAA CORNERSTONE STRATEGY FUND
-------------------------------------------------------------------------------

              MAIL

              *    To open an account, send your application and check to:

                         REGULAR MAIL:
                         USAA Investment Management Company
                         P.O. Box 659453
                         San Antonio, TX 78265-9825

                         REGISTERED OR EXPRESS MAIL:
                         USAA Investment Management Company
                         9800 Fredericksburg Road
                         San Antonio, TX 78240

              * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                         REGULAR MAIL:
                         USAA Investment Management Company
                         P.O. Box 659453
                         San Antonio, TX 78265-9825

                         REGISTERED OR EXPRESS MAIL:
                         USAA Investment Management Company
                         9800 Fredericksburg Road
                         San Antonio, TX 78240

              BANK WIRE

              * To open or add to your account, call 800-531-8448 or visit our web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

              ELECTRONIC FUNDS TRANSFER (EFT)

              * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

USAA Cornerstone Strategy Fund - 34

-------------------------------------------------------------------------------

              PHONE 800-531-8448 (IN SAN ANTONIO, 456-7202)

              *    If you  would  like  to open a new  account  or  exchange  to
                   another   fund  in  the  USAA  family  of  funds,   call  for
                   instructions.

              USAA TOUCHLINE(R)800-531-8777 (IN SAN ANTONIO, 498-8777)

              * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

              USAA BROKERAGE SERVICES 800-531-8343 (IN SAN ANTONIO, 456-7214)

              * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

              You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

              We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital

                                                                 35 - Prospectus

USAA CORNERSTONE STRATEGY FUND
-------------------------------------------------------------------------------

              gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

              HOW TO REDEEM BY...

              INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

              *    Access USAA.COM.

              *    Send your written instructions to:

                         REGULAR MAIL:
                         USAA Investment Management Company
                         P.O. Box 659453
                         San Antonio, TX 78265-9825

                         REGISTERED OR EXPRESS MAIL:
                         USAA Investment Management Company
                         9800 Fredericksburg Road
                         San Antonio, TX 78240

              * Send a signed fax to 800-292-8177, or send a telegram to USAA Shareholder Account Services.

              * Call toll free 800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

USAA Cornerstone Strategy Fund - 36

-------------------------------------------------------------------------------

              * Call toll free 800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

              Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

              USAA BROKERAGE SERVICES

              * Call toll free 800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

              ACCOUNT BALANCE

              USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

                                                                 37 - Prospectus

USAA CORNERSTONE STRATEGY FUND
-------------------------------------------------------------------------------

              FUND RIGHTS

              The Fund reserves the right to:

              * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

              * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

              * Calculate the NAV per share on a business day that the NYSE is closed;

              * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

              *    Redeem  an  account   with  less  than  $900,   with  certain
                   limitations; and

              *    Restrict  or   liquidate   an  account   when   necessary  or
                   appropriate to comply with federal law.

EXCHANGES

              EXCHANGE PRIVILEGE

              The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

              Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share
              purchases  also  apply  to  exchanges.   For  federal  income  tax
              purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference

USAA Cornerstone Strategy Fund - 38

-------------------------------------------------------------------------------

              between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              The Fund has undertaken certain procedures regarding telephone transactions as described on page 37.

              EXCHANGE LIMITATIONS

              To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 29.

              For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

              *    Transactions   done  under   automatic   purchase  plans  and
                   systematic withdrawal plans;

              * Transactions done to meet minimum distribution requirements from retirement accounts; and
                                                                 39 - Prospectus

USAA CORNERSTONE STRATEGY FUND
-------------------------------------------------------------------------------

              *    Transactions   done   to   effect   an  IRA   conversion   or
                   redistribution to a different retirement account.

              In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

              SHARE PRICE CALCULATION

              The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

          =================================================================
                                        TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW]   NAV PER SHARE  =    --------------------------------
                                                 NUMBER OF SHARES
                                                   OUTSTANDING
          =================================================================

              VALUATION OF SECURITIES

              Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

              Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities

USAA Cornerstone Strategy Fund - 40

-------------------------------------------------------------------------------

              held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadvisers will monitor for events that would materially affect the value of the Fund's foreign securities. The subadvisers have agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

              Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

              Investments in open-end investment companies other than ETFs are valued at their net asset value at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued at the last quoted sales price.
                                                                 41 - Prospectus
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              Securities for which market  quotations are not readily  available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

              Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influences the market in which the securities are purchased and sold.

              For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

              DIVIDENDS AND OTHER DISTRIBUTIONS

              The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

              We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before

USAA Cornerstone Strategy Fund - 42

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              any  dividend  or  other  distribution.   Some  or  all  of  these
              distributions are subject to taxes.

         =======================================================================
         [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

         [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
         =======================================================================

              We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share. This may not apply to IRA accounts.

              TAXES

              This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to the gain on an individual shareholder's redemption of Fund
              shares   held  for  more  than  a  year  and  (2)  to  the  Fund's
              distributions of net capital gain it recognizes on sales or exchanges through May 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

              SHAREHOLDER TAXATION

              Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.
                                                                 43 - Prospectus
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USAA CORNERSTONE STRATEGY FUND
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              Regardless  of the  length  of time you  have  held  Fund  shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

              WITHHOLDING

              Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number (together with the withholding described in the next clause, "backup withholding") and (2) those dividends and distributions otherwise payable to any such shareholder who:

              *    Underreports dividend or interest income or

              * Fails to certify that he or she is not subject to backup withholding.

              To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

              REPORTING

              The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

              SHAREHOLDER MAILINGS

              HOUSEHOLDING

              Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would

USAA Cornerstone Strategy Fund - 44

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              like to  receive  individual  copies,  please  call us and we will begin your individual delivery within 30 days of your request.

              ELECTRONIC DELIVERY

              Log  on to  USAA.COM  and  sign  up to  receive  your  statements,
              confirmations,   financial  reports,   and  prospectuses  via  the
              Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

              The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

              The information for the fiscal years ended May 31, 2005 through 2003, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2003, was audited by another independent registered public accounting firm.

                                                                 45 - Prospectus
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
                                           YEAR ENDED MAY 31,
                           -----------------------------------------------------
                               2005      2004       2003       2002      2001
                           -----------------------------------------------------
Net asset value at
 beginning of period       $    25.80 $    22.22 $    23.57 $    25.26 $    26.27
                           ------------------------------------------------------
Income (loss) from
  investment operations:
    Net investment income         .30(a)     .22        .27        .39(d)     .58
    Net realized and
     unrealized gain (loss)      2.13(a)    3.57       (.93)     (1.16)(d)   (.40)
                           ------------------------------------------------------
Total from investment
 operations                      2.43(a)    3.79       (.66)      (.77)       .18
                           ------------------------------------------------------
Less distributions:
  From net investment income     (.45)      (.21)      (.26)      (.57)      (.48)
From realized capital gains     (1.25)        -        (.43)      (.35)      (.71)
                           ------------------------------------------------------
Total distributions             (1.70)      (.21)      (.69)      (.92)     (1.19)
                           ------------------------------------------------------
Net asset value at
end of period              $    26.53 $    25.80 $    22.22 $    23.57 $    25.26
                           ======================================================
Total return (%)*                9.42      17.08      (2.59)     (2.96)       .58
Net assets at end of
  period (000)             $1,543,380 $1,350,044 $1,132,544 $1,197,131 $1,016,101

Ratio of expenses to
  average net assets (%)**(b)    1.18(c)    1.19(c)    1.19(c)    1.16(c)    1.07

Ratio of expenses
  to average net
  assets, excluding
  reimbursements (%)** (b)        -         1.20       1.27       1.17        -

Ratio of net investment
  income to average
  net assets (%)**               1.15        .81       1.34       1.69(d)    2.26

Portfolio turnover (%)          64.88      90.94     131.07      30.52      54.67


 * Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

 **  For the year ended May 31, 2005, average net assets were $1,437,087,000.

 (a) Calculated using average shares. For the year ended May 31, 2005, average shares were 54,709,000.

 (b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the Fund's expense ratios as follows:

                                 (.02%)    (.02%)      (.01%)    (.00%)+    (.00%)+

     +  Represents less than  0.01% of  average  net  assets.

 c Effective April 26, 2002, the Manager voluntarily agreed to limit annual expenses of the Fund 1.19% of the Fund's average net assets.

 d In 2001, a change in amortization method was made as required by an accounting pronouncement. Without that charge, these amounts would have been:

             Net investment income               $   .39
             Net realized and unrealized loss    $ (1.16)
             Ratio of net investment income
             to average net assets                  1.70%

USAA Cornerstone Strategy Fund - 46

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ADDITIONAL INFORMATION ABOUT THE FUND'S
INVESTMENT POLICIES

              THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE CORNERSTONE STRATEGY FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

              AMERICAN DEPOSITARY RECEIPTS (ADRS)

              The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

              ASSET-BACKED SECURITIES

              The Fund's assets may be invested in asset-backed securities. Asset-backed securities (ABS) represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities. Such pass-through certificates may include equipment trust certificates
              (ETC) secured by specific equipment such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

              On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

                                                                 47 - Prospectus
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USAA CORNERSTONE STRATEGY FUND
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              The  weighted  average  life of such  securities  is  likely to be substantially shorter than their stated final maturity as a result
              of  scheduled   principal   payments  and  unscheduled   principal
              prepayments.

              COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

              The Fund's assets may be invested in CMOs, which are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect the Fund's return on these investments. CMOs may also be less marketable than other securities.

              CONVERTIBLE SECURITIES

              Within the real estate and precious metals and minerals securities categories, the Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

              EURODOLLAR AND YANKEE OBLIGATIONS

              A portion of the Fund's assets may be invested in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations).

USAA Cornerstone Strategy Fund - 48

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              Eurodollar  and Yankee  obligations  are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

              FORWARD CURRENCY CONTRACTS

              The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

              FUTURES

              Under certain circumstances, the Fund may buy and sell certain types of futures contracts. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a treasury bond or an index of securities, at a future time at a specified price. For more information on futures, see the statement of additional information.

              GLOBAL DEPOSITARY RECEIPTS (GDRS)

              The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

                                                                 49 - Prospectus
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USAA CORNERSTONE STRATEGY FUND
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              MASTER DEMAND NOTES

              The Fund's assets may be invested in master demand notes, which are obligations that permit the investment of fluctuating amounts by the Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest the Fund's assets in master demand notes only if the Fund's Board of Trustees or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

              MONEY MARKET INSTRUMENTS

              The Fund's assets may be invested in investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

              MORTGAGE-BACKED SECURITIES

              The Fund's assets may be invested in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae),

USAA Cornerstone Strategy Fund - 50

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              Fannie Mae, and Freddie Mac. These securities  represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal
              payments  must  be  reinvested  at  prevailing   interest   rates,
              mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

              Mortgage-backed securities also include collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), and commercial mortgage-backed securities interest only securities (CMBS IOs). For more information on mortgage-backed securities, see the statement of additional information.

              MUNICIPAL LEASE OBLIGATIONS

              The Fund's assets may be invested in a variety of instruments commonly referred to as municipal lease obligations, including leases and certificates of participation in such leases and contracts.

              OTHER INVESTMENT COMPANIES

              The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to limitations. The Fund may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set fort in the Investment Company Act of 1940 that would otherwise be applicable. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

                                                                 51 - Prospectus
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              PERIODIC AUCTION RESET BONDS

              The Fund's assets may be invested in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

              Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

              PUT BONDS

              The Fund's assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

              REPURCHASE AGREEMENTS

              The Fund's assets may be invested in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the underlying collateral.

USAA Cornerstone Strategy Fund - 52

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              The Fund maintains custody of the underlying  obligations prior to its repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

              SYNTHETIC INSTRUMENTS

              The Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the underlying bond loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in the Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that we will not be able to exercise our tender option.

              TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

              The Fund's assets may be invested in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. The principal value of TIPS periodically adjusts to the rate of inflation. TIPS trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.

                                                                 53 - Prospectus

USAA CORNERSTONE STRATEGY FUND
-------------------------------------------------------------------------------

              VARIABLE-RATE DEMAND NOTES

              The Fund's assets may be invested in securities, which provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

              VARIABLE-RATE AND FLOATING-RATE SECURITIES

              The  Fund's   assets  may  be   invested  in   variable-rate   and
              floating-rate securities, which bear interest at rates that are adjusted periodically to market rates.

              * These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

              * Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

              * The market value of variable-rate or floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

USAA Cornerstone Strategy Fund - 54

-------------------------------------------------------------------------------

              WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

              The Fund's assets may be invested in debt securities offered on a when-issued or delayed-delivery basis.

              * Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

              * The Fund does not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.

              *    Such securities can be sold before settlement date.

              ASSET COVERAGE

              The Fund's assets may be invested, as described above, in futures, as well as when-issued or delayed-delivery securities, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these contracts or securities.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                 55 - Prospectus

                                     NOTES

                  INVESTMENT            USAA Investment Management Company
                    ADVISER,            P.O. Box 659453
              ADMINISTRATOR,            San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT            USAA Shareholder Account Services
                                        P.O. Box 659453
                                        San Antonio, Texas 78265-9825

               CUSTODIAN AND            State Street Bank and Trust Company
            ACCOUNTING AGENT            P.O. Box 1713
                                        Boston, Massachusetts 02105

                   TELEPHONE            Call toll free - Central Time
            ASSISTANCE HOURS            Monday - Friday 7 a.m. to 10 p.m.
                                        Saturday 8:30 a.m. to 5 p.m.
                                        Sunday 10:30 a.m. to 7 p.m.

                 FOR ACCOUNT            800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS

             RECORDED MUTUAL            24-Hour Service (from any phone)
           FUND PRICE QUOTES            800-531-8066 in San Antonio, 498-8066


                 MUTUAL FUND            (from touch-tone phones only)
           USAA TOUCHLINE(R)            For account balance, last transaction,
                                        fund prices, or to exchange/redeem fund
                                        shares
                                        800-531-8777 in San Antonio, 498-8777

             INTERNET ACCESS            USAA.COM


                                                                       [GRAPHIC]
                                                                        Recycled
                                                                         Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
                                                                PAID
                                                                USAA
                                                            ---------------

Receive this document
and others electronically.
Sign up at USAA.COM.


================================================================================

          If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the
          Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations combined with the lack of investor demand.

          To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

                    [USAA       WE KNOW WHAT IT MEANS TO SERVE(R).
                    EAGLE      ------------------------------------
                    LOGO (R)]     INSURANCE  *  MEMBER SERVICES


23445-1005 Investment Company Act File No. 811-4019 (C) 2005, USAA. All rights reserved.

                                    Part A

                               Prospectus for the
                          Growth and Tax Strategy Fund
                               is included herein

[USAA
EAGLE
LOGO (R)]


                     USAA   GROWTH AND TAX STRATEGY Fund



                     USAA
              Investments


               One of the
              USAA Family
               of No-Load
             Mutual Funds


                              [GRAPHIC OMITTED]

                              P R O S P E C T U S
--------------------------------------------------------------------------------

          October 1, 2005     As with other mutual  funds,  the  Securities  and
                              Exchange    Commission   has   not   approved   or
                              disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                              Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
-------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT
OBJECTIVE AND PRINCIPAL STRATEGY?                                       2

WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?                                                           2

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?                                                 3

FEES AND EXPENSES                                                       8

FUND INVESTMENTS                                                        9

FUND MANAGEMENT                                                        19

USING MUTUAL FUNDS IN AN
ASSET ALLOCATION PROGRAM                                               22

HOW TO INVEST                                                          26

HOW TO REDEEM                                                          30

IMPORTANT INFORMATION ABOUT
PURCHASES AND REDEMPTIONS                                              32

EXCHANGES                                                              33

SHAREHOLDER INFORMATION                                                35

FINANCIAL HIGHLIGHTS                                                   39

ADDITIONAL INFORMATION ABOUT THE FUND'S
INVESTMENT POLICIES                                                    41

                                                                  1 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
-------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?

              The Fund's investment objective is to seek a conservative balance for the investor between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power. Using preset target ranges, the Fund's strategy is to invest a majority of its assets in tax-exempt bonds and money market instruments and the remainder in blue chip stocks. The Fund is managed with the goal of minimizing the impact of federal income taxes to shareholders.

              We are the Fund's investment adviser. We manage the bonds and money market instruments investment category of the Fund. We have retained Loomis, Sayles & Company, L.P. (Loomis Sayles) to serve as subadviser for the blue chip stocks investment category of the Fund.

              Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 9 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?

              The principal risks of investing in this Fund are interest rate risk, credit risk, stock market risk, and management risk.

              * INTEREST RATE RISK involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

                  IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

USAA Growth and Tax Strategy Fund - 2

-------------------------------------------------------------------------------

                  IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

              *    CREDIT RISK involves the  possibility  that a borrower cannot
                   make  timely   interest   and   principal   payments  on  its
                   securities.

              * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in stocks will decline regardless of the success or failure of a company's operations.

              * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results.

              Additional risks of the Fund described later in the prospectus are rebalancing risk, the risk of changes in tax laws impacting the Fund's net investment income and realized capital gain distributions, and structural risk. As with other mutual funds, losing money is also a risk of investing in this Fund.

              As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

              An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

              You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

              Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

                                                                  3 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
-------------------------------------------------------------------------------

              The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

              TOTAL RETURN

              All mutual funds must use the same formula to calculate TOTAL RETURN.

               ==============================================================
                [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
               ==============================================================

   [BAR CHART]
                    CALENDAR YEAR       TOTAL RETURN
                         1995                22.70%
                         1996                11.12%
                         1997                16.16%
                         1998                11.57%
                         1999                 9.27%
                         2000                -0.66%
                         2001                -8.31%
                         2002                -8.32%
                         2003                15.15%
                         2004                 9.34%

                           SIX-MONTH YTD TOTAL RETURN
                                 2.21% (6/30/05)


              BEST QUARTER*                            WORST QUARTER*
              8.57% 4th Qtr. 1998                -8.21% 3rd Qtr. 2001

   * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

USAA Growth and Tax Strategy Fund - 4

-------------------------------------------------------------------------------

              The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

              After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown.

              Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

              This may be particularly true for the period prior to July 1, 2004, which is the date on which Loomis Sayles assumed day-to-day management of the Fund's blue chip stocks investment category.

                                                                  5 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
-------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2004

                                                                        SINCE
                                                                      INCEPTION
                           PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS  1/11/89
===============================================================================
Return Before Taxes           9.34%          1.01%          7.34%       7.52%

Return After Taxes
on Distributions              8.13%          0.66%          6.73%       6.85%

Return After Taxes
on Distributions and
Sale of Fund Shares           8.40%          1.10%          6.52%       6.66%
-------------------------------------------------------------------------------
Russell 1000 Growth(R) Index*
(reflects no deduction for
fees, expenses, or taxes)     6.30%         -9.29%          9.59%     10.58%+
-------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index* (reflects no
deduction for fees, expenses,
or taxes)                     4.48%          7.20%          7.06%      7.13%+
-------------------------------------------------------------------------------
Lipper Balanced Funds
Index** (reflects no
deduction for taxes)          8.99%          2.95%          9.44%      9.48%+
===============================================================================

[FOOTNOTES]
 * The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lehman Brothers Municipal Bond Index is an unmanaged benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

 ** The Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

 + The performance of the Russell 1000 Growth Index, the Lehman Brothers Municipal Bond Index, and the Lipper Balanced Funds Index is calculated with a commencement date of December 31, 1988, while the Fund's inception date is January 11, 1989. There may be a slight variation in the comparative performance numbers because of this difference.

USAA Growth and Tax Strategy Fund - 6

-------------------------------------------------------------------------------

            YIELD

            All mutual funds must use the same formula to calculate YIELD. The Fund may advertise performance in terms of a 30-day yield quotation. The Fund's 30-day yield for the period ended December 31, 2004, was 1.74%.

            ================================================================
             [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.
            =================================================================

              CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

              Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price, yield, and total return information for this Fund through our USAA.COM Web site once you have established Internet access. See page 28 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

              Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

                    =====================================================
                       [ARROW]   FUND NUMBER                  53
                       [ARROW]   NEWSPAPER SYMBOL             Gr&TxStr
                       [ARROW]   TICKER SYMBOL                USBLX
                    =====================================================

                                                                  7 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
-------------------------------------------------------------------------------

FEES AND EXPENSES

              The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

              SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

              There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

              ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

              Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the past fiscal year ended May 31, 2005, and are calculated as a percentage of average net assets.

             MANAGEMENT       DISTRIBUTION     OTHER          TOTAL ANNUAL
               FEES           (12B-1) FEES     EXPENSES   OPERATING EXPENSES
             ================================================================
               .46%a             None            .35%          .81%b

[FOOTNOTES]

 a A performance fee adjustment decreased the base management fee of 0.50% by 0.04% for the most recent fiscal year ended May 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Balanced Funds Index. See page 20 for more information about the calculation of the performance adjustment.

 b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions, the total annual operating expenses were 0.78%.

            =============================================================
            [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING
                      FUND SHARES.
            =============================================================

USAA Growth and Tax Strategy Fund - 8

-------------------------------------------------------------------------------

              EXAMPLE

              This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of those periods shown.

                   1 YEAR      3 YEARS       5 YEARS    10 YEARS
                 =====================================================
                    $83          $259           $450       $1,002

FUND INVESTMENTS

              PRINCIPAL INVESTMENT STRATEGIES AND RISKS

              [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

              The Fund's principal strategy is to provide a diversified investment program within one mutual fund by allocating its assets in each of the following investment categories according to the following targeted ranges. Securities are classified by category at the time of purchase.

               ===============================================================
                                                   PERCENTAGE TARGET RANGE
                    INVESTMENT CATEGORY                  OF NET ASSETS
               ---------------------------------------------------------------
               Tax-Exempt Bonds and Money
                Market Instruments                        50 - 70%
               Blue Chip Stocks                           30 - 50%
               ===============================================================

              The ranges allow for a variance within each investment category. The Fund's Board of Trustees may revise the target ranges without prior written notice to shareholders. In addition, we may go outside the ranges on a temporary defensive basis whenever we
              believe  it  is  in  the  best   interest  of  the  Fund  and  its
              shareholders.

                                                                  9 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
-------------------------------------------------------------------------------

              [ARROW] WHY ARE STOCKS AND BONDS MIXED IN THE SAME FUND?

              From time to time, the stock and bond markets may fluctuate independently of each other. In other words, a decline in the stock market may, in certain instances, be offset by a rise in the bond market, or vice versa. As a result, the Fund, with its mix of stocks and bonds, is expected in the long run to entail less market risk (and potentially less return) than a mutual fund investing exclusively in stocks.

              [ARROW] WHY WERE THESE INVESTMENT CATEGORIES AND TARGET RANGES SELECTED?

              The investment categories and target ranges were selected to provide investors with a diversified investment in a single mutual fund. Tax-exempt bonds provide income exempt from federal income tax. Blue chip stocks provide the potential for long-term capital growth. Tax-exempt money market instruments provide a means for temporary investment of cash balances arising in the normal course of business.

              During normal market conditions, the Fund's assets will be invested so that at least 50% of the Fund's annual income will be exempt from federal personal income tax and excluded from the calculation of federal alternative minimum taxes for individual taxpayers. This policy may only be changed by a shareholder vote.

              However, as a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term taxable or tax-exempt debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

              [ARROW] HOW WILL THE IMPACT OF FEDERAL INCOME TAXES BE MINIMIZED ON THE FUND'S SHAREHOLDERS?

              The Fund's managers intend to use various techniques to minimize the impact of federal income taxes on the Fund's shareholders while maximizing capital appreciation, including:

              * Investing in bonds and similar instruments that provide income which is exempt from federal income tax,

USAA Growth and Tax Strategy Fund - 10

-------------------------------------------------------------------------------

              * Investing in a portfolio of blue chip stocks with a low dividend yield,

              * Selecting blue chip stocks that the subadviser expects to hold for relatively long periods to minimize the cost of trading and the receipt of capital gains,

              * When selling securities, considering the sale of those with the highest tax cost basis to minimize the receipt of capital gains, and

              * Offsetting capital gains with capital losses, if available and appropriate.

              Although the Fund seeks to minimize taxable income and the realization of capital gains, the Fund may nevertheless receive taxable income and realize capital gains from time to time. Additionally, you may owe taxes on realized capital gains, if any, when you redeem your Fund shares.

              CHANGES IN TAX LAWS. The target ranges of securities categories and the techniques for minimizing the impact of taxes are all based on current federal tax law. Any future changes in those laws could result in significant changes in the Fund's investment strategies and techniques.

              [ARROW]   WHAT   ACTIONS  ARE  TAKEN  TO  KEEP  THE  FUND'S  ASSET
              ALLOCATIONS WITHIN THE TARGET RANGES?

              If market action causes the actual assets of the Fund in one or more investment categories to move outside the ranges, we will make adjustments to rebalance the portfolio. In general, we will rebalance the portfolio at least once during each quarter.

              In rebalancing the Fund's portfolio, we will buy or sell securities to return the actual allocation of the Fund's assets to within its target ranges. For example, the Fund's portfolio could begin a quarter with its assets allocated 55% in tax-exempt bonds and money market instruments, and 45% in blue chip stocks. During the quarter, a strong stock market coupled with a weak bond market could leave the portfolio with 45% in tax-exempt bonds and money market instruments and 55% in blue chip stocks. In this case, we would sell blue chip stocks and use the proceeds to buy tax-exempt bonds and/or money market instruments to bring the blue chip stocks back to within their target ranges.

                                                                 11 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
-------------------------------------------------------------------------------

              REBALANCING RISK. In purchasing and selling securities in order to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While every attempt is made to manage the Fund in a tax-exempt manner, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

              MANAGEMENT RISK. The Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

              TAX-EXEMPT BONDS AND MONEY MARKET INSTRUMENTS

              [ARROW] WHAT ARE TAX-EXEMPT SECURITIES?

              Tax-exempt securities include municipal debt obligations that have been issued by states and their political subdivisions, and duly constituted state and local authorities and corporations as well as securities issued by certain U.S. territories or possessions, such as Puerto Rico, the Virgin Islands, and Guam. They are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

              Because the projects benefit the public, Congress has granted an exemption from federal income tax for the interest income arising from these securities.

USAA Growth and Tax Strategy Fund - 12

-------------------------------------------------------------------------------

              [ARROW] WHAT TYPES OF TAX-EXEMPT SECURITIES ARE INCLUDED IN THE FUND'S PORTFOLIO?

              The Fund's portfolio may include, but is not limited to, any of the following tax-exempt securities:

              * GENERAL OBLIGATION BONDS, which are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest;

              * REVENUE BONDS, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source, but not from the general taxing power;

              * INDUSTRIAL DEVELOPMENT REVENUE BONDS, such as pollution control revenue bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities;

              * INVERSE FLOATING RATE SECURITIES whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered a leveraged investment in an underlying municipal bond; and

              * SYNTHETIC INSTRUMENTS, which combine a municipality's long-term obligation to pay interest and principal with the obligation of a third party to repurchase the instrument on short notice. These securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions of a money market fund, some money market securities have demand or put features, which have the effect of shortening the maturity of the securities.

              STRUCTURAL RISK. Some tax-exempt securities, referred to as "synthetic instruments," are created by combining a long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a "tender option." Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, is typically conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. These types

                                                                 13 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
-------------------------------------------------------------------------------

              of instruments involve special risks, referred to as "structural risk." For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment.

              For a further description about investment policies and the types of securities in which the Fund's assets may be invested, see ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES on page 41.

              [ARROW] WHAT IS THE WEIGHTED AVERAGE MATURITY OF THE SECURITIES IN THE TAX-EXEMPT BONDS CATEGORY AND HOW IS IT CALCULATED?

              The Tax-Exempt Bonds category includes tax-exempt securities that will have a remaining maturity at the time of purchase of more than one year. Although the weighted average maturity of the securities in this category is not restricted, we expect it to exceed ten years. In determining a security's maturity for purposes of calculating the Fund's weighted average maturity, we may use estimates of the expected time for the security's principal to be paid. This can be substantially shorter than the security's stated final maturity. For a discussion on the method of calculating the weighted average maturity of the Fund's portfolio, see INVESTMENT POLICIES in the statement of additional information.

              INTEREST RATE RISK. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

              [ARROW] WHAT TYPES OF TAX-EXEMPT MONEY MARKET INSTRUMENTS ARE INCLUDED IN THE FUND'S PORTFOLIO?

              The tax-exempt money market instruments in the portfolio are tax-exempt money market funds or debt securities that have remaining

USAA Growth and Tax Strategy Fund - 14

-------------------------------------------------------------------------------

              stated maturities at the time of purchase of one year or less or are subject to puts or similar demand features resulting in an effective maturity of one year or less.

              [ARROW] WHAT ARE THE CREDIT RATINGS OF THE TAX-EXEMPT SECURITIES?

              First, in no event will we purchase a tax-exempt security for the Fund unless the security (or a comparable security of the same issuer) is rated at least investment grade at the time of purchase. Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the following rating agencies:

                                     LONG-TERM              SHORT-TERM
              RATING AGENCY          DEBT SECURITIES        DEBT SECURITIES
              ----------------------------------------------------------------
              Moody's Investors                              At least Prime-3
              Service                 At least Baa3          or MIG 3

              Standard & Poor's                              At least A-3
              Rating Group            At least BBB -         or SP-2

              Fitch Ratings           At least BBB -         At least F3

              Dominion Bond
              Rating Service Limited  At least BBB low       At least R-2 low

              A.M. Best Co., Inc.     At least bbb           At least AMB-3

              If a security does not meet the requirement set forth above, we first must determine that the security is of equivalent investment quality prior to purchasing the security.

              And second, at least 50% of the combined total market value of the tax-exempt bonds and tax-exempt money market instruments will be rated within the three highest long-term rating categories by:

              *    Moody's Investors Service (Moody's)
              *    Standard & Poor's Ratings Group (S&P)
              *    Fitch Ratings (Fitch)
              *    Dominion Bond Rating Service Limited (Dominion)
              *    A.M. Best Co., Inc.

                                                                 15 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
-------------------------------------------------------------------------------

              or   in the highest short-term rating category by:

              * Moody's, S&P, Fitch, Dominion, or A.M. Best. If unrated by those five agencies, we must determine that the securities are of equivalent investment quality.

              CREDIT RISK. The fixed-income securities in the Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer of a fixed-income instrument such as a bond or money market instrument will fail to make timely payments of interest or principal. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to the very speculative have some degree of credit risk. We attempt to minimize the Fund's overall credit risk by:

              * Investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

              * When evaluating potential investments for the Fund, our credit analysts also independently assess credit risk and its impact on the Fund's portfolio.

              * Diversifying the Fund's portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

              Securities in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

USAA Growth and Tax Strategy Fund - 16

-------------------------------------------------------------------------------

              [ARROW] WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED TO BELOW INVESTMENT GRADE?

              We will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Fund's Board of Trustees.

              [ARROW]  HOW  ARE  THE  DECISIONS  TO  BUY  AND  SELL   TAX-EXEMPT
              SECURITIES MADE?

              We will buy securities that offer an attractive balance of tax-exempt income against credit risk and price volatility. We will sell a security if we become concerned about its credit risk, are forced by market factors to raise money, or an attractive replacement security is available.

              BLUE CHIP STOCKS

              [ARROW] WHAT TYPES OF STOCKS ARE INCLUDED IN THE FUND'S PORTFOLIO?

              Loomis Sayles will invest in common stocks of blue chip companies for long-term growth. A blue chip company is one that has a market capitalization of:

              * At least $500 million and is included in the list of companies that make up the Standard & Poor's 500 Composite Stock Price Index or the Dow Jones Industrial Average, or

              *    At least $1 billion.

              Loomis Sayles may invest up to 5% of the Fund's total assets in blue chip stocks of foreign issuers or in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), or similar forms of ownership interest in securities of foreign issuers that are traded on U.S. securities exchanges or in U.S. over-the-counter markets.

              STOCK MARKET RISK. Because this Fund invests in stocks, it is subject to stock market risk. Stock prices in general may decline over short or even
                                                                 17 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
-------------------------------------------------------------------------------

              extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

              [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL STOCKS MADE?

              Loomis Sayles' large cap growth investment process is driven by fundamental, bottom-up (I.E., stock specific) analysis of individual companies focusing on management, earnings, and valuation. When deciding to purchase a stock, the portfolio management team looks at a number of different quantitative screens, including the growth rate of a company's long-term earnings; upward revisions to earnings estimates; accelerating or above average revenue growth; and expanding economic profits. The team also analyzes each company's qualitative characteristics including whether the company has market leading products, technology, or services; and whether the company operates in a high-growth market. Additional qualitative factors may include product leadership, franchise value, barriers to entry, low-cost distribution, patent protection, and outstanding management with a demonstrated record of success and a shareholder orientation.

              The team seeks opportunities to invest when it believes that stocks that meet its fundamental criteria are attractively priced. The decision to purchase, modify the weighting, or sell a security is made on a team basis and is unanimous.

              When deciding to sell a stock, the portfolio management team looks at a number of factors, including a company's failure to realize a positive catalyst, deceleration of quarterly sales or earnings; changes in management or management structure, weakening of competitive position, earnings disappointments, aggressive or controversial accounting, and acquisitions or capital investments that the team feels do not make sense. Furthermore, if there is a decline in the stock price of 25% from its original cost, the company will undergo additional review. The holding may be trimmed or eliminated following this process, depending on the reasons for the stock price decline, although this review does not necessitate a sale.

USAA Growth and Tax Strategy Fund - 18

-------------------------------------------------------------------------------

              For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES on page 41.


FUND MANAGEMENT

              USAA Investment Management Company serves as the manager of the Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

                   =========================================================
                    [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
                             USAA INVESTMENT MANAGEMENT COMPANY
                             APPROXIMATELY $52 BILLION AS OF AUGUST 31, 2005
                   =========================================================

              We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. As part of our management, our investment strategy committee determines the percentages of the Fund's assets to be allocated within the target ranges of the investment categories.

              A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory agreements is available in the Fund's annual report to shareholders.

              The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of portions of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval. We also are responsible for the day-to-day investment management of the portion of the Fund that invests in tax-exempt bonds and tax-exempt money market instruments.

                                                                 19 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
-------------------------------------------------------------------------------

              For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Balanced Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the Fund's average net assets.

              The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

              OVER/UNDER PERFORMANCE            ANNUAL ADJUSTMENT RATE
               RELATIVE TO INDEX           (IN BASIS POINTS AS A PERCENTAGE
               (IN BASIS POINTS) 1         OF THE FUND'S AVERAGE NET ASSETS)
              ----------------------------------------------------------------
                  +/- 20 to 50                            +/- 4
                 +/- 51 to 100                            +/- 5
               +/- 101 and greater                        +/- 6

[FOOTNOTE]
1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

              Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Balanced Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the base management fee of 0.50% by 0.04%.

              In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to

USAA Growth and Tax Strategy Fund - 20

-------------------------------------------------------------------------------

              the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

              PORTFOLIO MANAGERS

              TAX-EXEMPT BONDS AND MONEY MARKET INSTRUMENTS

              Clifford A. Gladson, CFA, senior vice president of Fixed Income Investments, has managed the Tax-Exempt Bonds and Money Market Instruments investment category since November 1999. Mr. Gladson has 18 years of investment management experience and has worked for IMCO for 15 years. He earned the Chartered Financial Analyst
              (CFA) designation in 1990 and is a member of the CFA Institute, the CFA Society of San Antonio, and the National Federation of
              Municipal Analysts. He holds an M.S. from the University of Wisconsin, Milwaukee and a B.S. from Marquette University.

              BLUE CHIP STOCKS

              We have entered into an Investment Subadvisory Agreement with Loomis Sayles, under which Loomis Sayles provides day-to-day discretionary management of the Fund's blue chip stocks investment category in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

              Loomis Sayles is located at One Financial Center, Boston, Massachusetts 02111. As of June 30, 2005, Loomis Sayles and its advisory affiliates had approximately $68.4 billion in assets under management.

              Loomis Sayles is compensated directly by IMCO and not by the Fund.

              The blue chip stocks  investment  category is managed by a team of
              Loomis  Sayles   investment   professionals   with  the  following
              individuals as the lead portfolio managers.

              Mark B. Baribeau, CFA, is a vice president and portfolio manager. He has 20 years of investment experience and joined Loomis Sayles in 1989. Mr. Baribeau received a B.A. from the University of Vermont and an M.A. from the University of Maryland. He holds a Chartered Financial Analyst designation.

                                                                 21 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
-------------------------------------------------------------------------------

              Pamela N. Czekanski, CFA, is a vice president and portfolio manager. She joined Loomis Sayles in 1995 and has 22 years of investment experience. Ms. Czekanski received a B.A. from Middlebury College. She holds a Chartered Financial Analyst designation.

              Richard Skaggs, CFA, is vice president and portfolio manager. Mr. Skaggs has 20 years of investment experience and joined Loomis Sayles in 1994. Mr. Skaggs received a B.S. and an M.S.M. from Oakland University. He holds a Chartered Financial Analyst designation.

              The  statement  of  additional   information  provides  additional
              information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

              CHANGE OF SUBADVISERS

              We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN
ASSET ALLOCATION PROGRAM

              THE IDEA BEHIND ASSET ALLOCATION

              If you have money to invest and hear that stocks may be a good investment, is it a wise idea to use your entire savings to buy one stock? Most people wouldn't -- it would be fortunate if it works, but this strategy holds a great deal of risk. Surprising news could be reported tomorrow on your stock, and its price could soar or plummet.

              Careful investors understand this concept of risk and lower that risk by diversifying their holdings among a number of securities. That way bad

USAA Growth and Tax Strategy Fund - 22

-------------------------------------------------------------------------------

              news for one security may be counterbalanced by good news regarding other securities. But there is still a question of risk here. History tells us that stocks are generally more volatile than bonds and that long-term bonds are generally more volatile than short-term bonds. History also tells us that over many years investments having higher risks tend to have higher returns than investments that carry lower risks. From these observations comes the idea of asset allocation.

              Asset allocation is a concept that involves dividing your money among several different types of investments -- for example, stocks, bonds, and short-term investments such as money market instruments -- and keeping that allocation until your objectives or the financial markets significantly change. That way you're not pinning all your financial success on the fortunes of one kind of investment. Money spread across different investment categories can help you reduce market risk and likely will provide more stability to your total return, although there is no assurance that this will be the case.

              Asset allocation can work because different kinds of investments generally follow different up-and-down cycles. With a variety of investments in your portfolio, some are probably doing well, even when others are struggling.

              USING ASSET ALLOCATION IN AN INVESTMENT PROGRAM

              Most investors understand the concept of diversification, but asset allocation goes beyond diversifying your portfolio; it's a much more active process. You must evaluate your lifestyle, finances, circumstances, long-and short-term financial goals, and tolerance for investment risk. Once you have structured your allocation, you'll need to review it regularly since your objectives will change over time. Even though we do not charge sales loads, our member service representatives are always available to assist you in structuring and reviewing your investment portfolio of USAA mutual funds.

              EXCESSIVE SHORT-TERM TRADING

              The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit

                                                                 23 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
-------------------------------------------------------------------------------

              by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

              Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

              To deter such trading activities, the USAA family of funds' policies and procedures include:

              * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calendar year (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 33.

              * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

              THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
              ORDERS AND LIMIT TRADING IN ACCOUNTS

              The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in

USAA Growth and Tax Strategy Fund - 24

-------------------------------------------------------------------------------

              other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

              The   following   transactions   are  exempt  from  the  excessive
              short-term trading activity policies described above:

              * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

              * Purchases and sales pursuant to automatic investment or withdrawal plans; and

              * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

              If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

              The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

              Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining client orders. Currently, such intermediaries are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the intermediary to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading through these

                                                                 25 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
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              omnibus  accounts  also  can  be  warned  or  have  their  trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the intermediary to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.

HOW TO INVEST

              OPENING AN ACCOUNT

              You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

              As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

              TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

              If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

USAA Growth and Tax Strategy Fund - 26

-------------------------------------------------------------------------------

              TAX ID NUMBER

              Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 37 for additional tax information.

              EFFECTIVE DATE

              When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange
              (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

              The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

              The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order by the Fund, with payment for the order being made on the next business day.

              If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instruments, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

                                                                 27 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
-------------------------------------------------------------------------------

              MINIMUM INVESTMENTS

              INITIAL PURCHASE

              *    $3,000   [$500   Uniform   Gifts/Transfers   to  Minors   Act
                   (UGMA/UTMA) accounts and $250 for IRAs].

                   Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

              ADDITIONAL PURCHASES

              *    $50 minimum per transaction, per account.

              AUTOMATIC INVESTING

              * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

                   There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

                  =======================================================
                   NOTE: THIS FUND IS NOT AVAILABLE FOR AN IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX-EXEMPT.
                  =======================================================

              HOW TO PURCHASE BY . . .

              INTERNET ACCESS - USAA.COM

              * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 to obtain a personal identification number (PIN) or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

USAA Growth and Tax Strategy Fund - 28

-------------------------------------------------------------------------------

              MAIL

              *    To open an account, send your application and check to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

              * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

              BANK WIRE

              * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

              ELECTRONIC FUNDS TRANSFER (EFT)

              * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

                                                                 29 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
-------------------------------------------------------------------------------

              PHONE 800-531-8448 (IN SAN ANTONIO, 456-7202)

              *    If you  would  like  to open a new  account  or  exchange  to
                   another   fund  in  the  USAA  family  of  funds,   call  for
                   instructions.

              USAA TOUCHLINE(R)800-531-8777 (IN SAN ANTONIO, 498-8777)

              * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

              USAA BROKERAGE SERVICES 800-531-8343 (IN SAN ANTONIO, 456-7214)

              * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

              You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

              We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in

USAA Growth and Tax Strategy Fund - 30

-------------------------------------------------------------------------------

              the shares originally purchased and the price of the shares received upon redemption.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

              HOW TO REDEEM BY . . .

              INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

              *    Access USAA.COM.

              *    Send your written instructions to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

              * Send a signed fax to 800-292-8177, or send a telegram to USAA Shareholder Account Services.

              * Call toll free 800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

              * Call toll free 800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

                                                                 31 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
-------------------------------------------------------------------------------

              Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

              USAA BROKERAGE SERVICES

              * Call toll free 800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.


IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

              ACCOUNT BALANCE

              USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); and (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds.

              FUND RIGHTS

              The Fund reserves the right to:

              * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

USAA Growth and Tax Strategy Fund - 32

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              *    Limit or  discontinue  the  offering  of  shares  of the Fund without notice to the shareholders;

              * Calculate the NAV per share on a business day that the NYSE is closed;

              * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

              *    Redeem  an  account   with  less  than  $900,   with  certain
                   limitations; and * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

EXCHANGES

              EXCHANGE PRIVILEGE

              The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

              Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share
              purchases  also  apply  to  exchanges.   For  federal  income  tax
              purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST

                                                                 33 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
-------------------------------------------------------------------------------

              RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              The Fund has undertaken certain procedures regarding telephone transactions as described on page 32.

              EXCHANGE LIMITATIONS

              To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 24.

              For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

              *    Transactions   done  under   automatic   purchase  plans  and
                   systematic withdrawal plans;

              * Transactions done to meet minimum distribution requirements from retirement accounts; and

              *    Transactions   done   to   effect   an  IRA   conversion   or
                   redistribution to a different retirement account.

              In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

USAA Growth and Tax Strategy Fund - 34

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SHAREHOLDER INFORMATION

              SHARE PRICE CALCULATION

              The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

          =================================================================
                                        TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW]   NAV PER SHARE  =    --------------------------------
                                                 NUMBER OF SHARES
                                                   OUTSTANDING
          =================================================================

              VALUATION OF SECURITIES

              Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used. Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions. Debt securities

                                                                 35 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
-------------------------------------------------------------------------------

              purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

              Investments in open-end investment companies are valued at their net asset value at the end of each business day.

              Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

              Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influences the market in which the securities are purchased and sold.

              For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

              DIVIDENDS AND OTHER DISTRIBUTIONS

              The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

              We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net invest-

USAA Growth and Tax Strategy Fund - 36

-------------------------------------------------------------------------------

              ment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or distribution. Some or all of these distributions are subject to taxes.

       =======================================================================
        [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

        [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE
                    FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
        ======================================================================

              We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

              TAXES

              This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to the gain on an individual shareholder's redemption of Fund
              shares   held  for  more  than  a  year  and  (2)  to  the  Fund's
              distributions of net capital gain it recognizes on sales or exchanges through May 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

                                                                 37 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
-------------------------------------------------------------------------------

              SHAREHOLDER TAXATION

              Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

              Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

              Distributions to shareholders derived from tax-exempt interest received by the Fund will be excluded from a shareholder's gross income for federal income tax purposes, provided the Fund meets certain requirements.

              IN CERTAIN INSTANCES, TAX-EXEMPT INTEREST HAS TAX IMPLICATIONS.

              For corporations, all tax-exempt interest will be considered in calculating the alternative minimum tax as part of the adjusted current earnings.

              Distributions of tax-exempt income are considered in computing the portion, if any, of social security and railroad retirement benefits subject to federal and, in some cases, state taxes.

              WITHHOLDING

              Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number (together with the withholding described in the next clause, "backup withholding") and (2) those dividends and distributions otherwise payable to any such shareholder who:

              *    Underreports dividend or interest income or

              * Fails to certify that he or she is not subject to backup withholding.

USAA Growth and Tax Strategy Fund - 38

-------------------------------------------------------------------------------

              To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

              REPORTING

              The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

              SHAREHOLDER MAILINGS

              HOUSEHOLDING

              Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

              ELECTRONIC DELIVERY

              Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

              The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

                                                                 39 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
-------------------------------------------------------------------------------

              The information for the fiscal years ended May 31, 2005 through 2003, has been audited by Ernst & Young LLP, whose report along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2003, was audited by another independent registered public accounting firm.

                                         YEAR ENDED MAY 31,
                           ----------------------------------------------------
                                  2005    2004      2003       2002     2001
                           ----------------------------------------------------
Net asset value at
 beginning of period       $    14.61 $    13.99 $    14.23 $    15.87 $  17.28
                           ----------------------------------------------------
Income (loss) from investment
 operations:
   Net investment income          .34        .35        .35        .41      .49
   Net realized and
     unrealized gain (loss)      1.15        .62       (.17)     (1.60)   (1.42)
                           ----------------------------------------------------
Total from investment
 operations                      1.49        .97        .18      (1.19)    (.93)
                           ----------------------------------------------------
Less distributions:
 From net investment income      (.35)      (.34)      (.37)      (.45)    (.48
                           ----------------------------------------------------)
 From realized capital gains    (1.10)      (.01)      (.05)        -        -
                           ----------------------------------------------------
Total distributions             (1.45)      (.35)      (.42)      (.45)    (.48)
                           ----------------------------------------------------
Net asset value at
 end of period             $    14.65   $  14.61 $    13.99 $    14.23 $  15.87
                           ====================================================
Total return (%)*               10.40       6.96       1.46    (7.59)     (5.47)
Net assets at end
 of period (000)           $  188,469 $  186,759 $  186,929 $  205,108 $238,813

Ratio of expenses to
 average net assets (%)** (a)     .81        .80        .91       .83       .70
Ratio of net investment
income to average
net assets (%)**                 2.37       2.41       2.67      2.75      2.91
Portfolio turnover (%)         119.99      43.22      52.38     31.81     35.69

 * Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

 **  For the year ended May 31, 2005, average net assets were $186,655,000.

 a Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                (.03%)     (.01%)     (.00%)+   (.02%)    (.01%)

     +  Represents less that 0.01% of average net assets.

USAA Growth and Tax Strategy Fund - 40

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUND'S
INVESTMENT POLICIES

              THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE GROWTH AND TAX STRATEGY FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

              AMERICAN DEPOSITARY RECEIPTS (ADRS)

              The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

              GLOBAL DEPOSITARY RECEIPTS (GDRS)

              The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

              INVERSE FLOATING RATE SECURITIES

              Up to 10% of the Fund's net assets may be invested in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered a leveraged investment in an underlying municipal bond (or securities with similar economic characteristics). These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income the Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall), the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund will seek to buy these securities at attractive values and yields that more than compensate the Fund for the securities' price volatility.

              MUNICIPAL LEASE OBLIGATIONS

              The Fund's assets may be invested in a variety of instruments commonly referred to as municipal lease obligations, including leases and certificates of participation in such leases and contracts.

                                                                 41 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
-------------------------------------------------------------------------------

              OTHER INVESTMENT COMPANIES

              The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

              PERIODIC AUCTION RESET BONDS

              The Fund's assets may be invested in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

              Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

              PUT BONDS

              The Fund's assets may be invested in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under the Fund's portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

USAA Growth and Tax Strategy Fund - 42

-------------------------------------------------------------------------------

              SYNTHETIC INSTRUMENTS

              The Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the underlying bond loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in the Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment.

              VARIABLE-RATE DEMAND NOTES

              The Fund's assets may be invested in securities, which provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.
                                                                 43 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
-------------------------------------------------------------------------------

              WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

              The Fund's assets may be invested in debt securities offered on a when-issued or delayed-delivery basis.

              * Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

              * The Fund does not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.

              *    Such securities can be sold before settlement date.

              ASSET COVERAGE

              The Fund's assets may be invested, as described above, in when-issued and delayed-delivery securities, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these securities.

              ZERO COUPON BONDS

              The Fund's assets may be invested in zero coupon bonds.

              * A zero coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures.

              * The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment.

              * In calculating its dividend, the Fund records as income the daily amortization of the purchase discount.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

USAA Growth and Tax Strategy Fund - 44

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                  INVESTMENT            USAA Investment Management Company
                    ADVISER,            P.O. Box 659453
              ADMINISTRATOR,            San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT            USAA Shareholder Account Services
                                        P.O. Box 659453
                                        San Antonio, Texas 78265-9825


               CUSTODIAN AND            State Street Bank and Trust Company
            ACCOUNTING AGENT            P.O. Box 1713
                                        Boston, Massachusetts 02105


                   TELEPHONE            Call toll free - Central Time
            ASSISTANCE HOURS            Monday - Friday 7 a.m. to 10 p.m.
                                        Saturday 8:30 a.m. to 5 p.m.
                                        Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT            800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL            24-Hour Service (from any phone)
           FUND PRICE QUOTES            800-531-8066 in San Antonio, 498-8066


                 MUTUAL FUND            (from touch-tone phones only)
           USAA TOUCHLINE(R)            For account balance, last transaction,
                                        fund prices, or to exchange/redeem fund
                                        shares
                                        800-531-8777 in San Antonio, 498-8777


             INTERNET ACCESS            USAA.COM


                                                                       [GRAPHIC]
                                                                        Recycled
                                                                         Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
                                                                PAID
                                                                USAA
                                                            ---------------

Receive this document
and others electronically.
Sign up at USAA.COM.

================================================================================

          If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the
          Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations combined with the lack of investor demand.

          To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

                    [USAA       WE KNOW WHAT IT MEANS TO SERVE(R).
                    EAGLE      ------------------------------------
                    LOGO (R)]     INSURANCE  *  MEMBER SERVICES


23444-1005 Investment Company Act File No. 811-4019 (C) 2005, USAA. All rights reserved.

                                    Part A


                               Prospectus for the
                              Emerging Markets Fund
                               is included herein

[USAA
EAGLE
LOGO (R)]


                     USAA   EMERGING
                              MARKETS Fund



                     USAA
              Investments

                              [GRAPHIC OMITTED]


               One of the
              USAA Family
              of  No-Load
             Mutual Funds


                              P  R  O S  P  E  C  T  U  S
--------------------------------------------------------------------------------

          October 1, 2005     As with other mutual  funds,  the  Securities  and
                              Exchange    Commission   has   not   approved   or
                              disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                              Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?                                                 2

WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?                                                           2

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?                                                 3

FEES AND EXPENSES                                                       7

FUND INVESTMENTS                                                        9

FUND MANAGEMENT                                                        13

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM                                                     17

HOW TO INVEST                                                          21

HOW TO REDEEM                                                          25

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS                                                        27

EXCHANGES                                                              28

SHAREHOLDER INFORMATION                                                29

FINANCIAL HIGHLIGHTS                                                   35

ADDITIONAL INFORMATION ABOUT THE FUND'S
INVESTMENT POLICES                                                     37

                                                                  1 - Prospectus

USAA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.


WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?

          The Fund has an objective of capital appreciation. We are the Fund's investment adviser. We have retained The Boston Company Asset Management, LLC (The Boston Company) to serve as subadviser of the Fund. Under normal market conditions, The Boston Company attempts to achieve this objective by investing at least 80% of the Fund's assets in equity securities of emerging market companies.

          Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 9 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?

          The principal risks of investing in this Fund are stock market risk, foreign investing risk, and management risk.

          * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations.

          * FOREIGN INVESTING RISK involves the possibility that the value of the Fund's investments in foreign securities will decrease because of currency exchange rate fluctuations, foreign market illiquidity, emerging market risk, increased price volatility, uncertain political conditions, and other factors.

               Those risks are particularly heightened in this Fund due to the fact that within the universe of foreign investing, investments in emerging market countries are most volatile. Emerging markets countries are less diverse and mature than other countries and tend to be politically less stable.

SAA Emerging Markets Fund - 2

--------------------------------------------------------------------------------

          * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results.

          An additional risk of the Fund described later in the prospectus is the risk of investing in over-the-counter markets.

          As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

          An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.


COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

          Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund. Because the risks are higher in emerging markets than developed international markets or the United States, the Fund is expected to be significantly more volatile than the average equity mutual fund.

          The  following  bar  chart   illustrates  the  Fund's  volatility  and
          performance from year to year for each full calendar year over the past ten years.

          TOTAL RETURN

          All mutual funds must use the same formula to calculate TOTAL RETURN.

     ===========================================================================
     [ARROW] TOTAL RETURN  MEASURES  THE  PRICE  CHANGE IN A SHARE  ASSUMING THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ===========================================================================

                                                                  3 - Prospectus

USAA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

[BAR CHART]
                    CALENDAR YEAR       TOTAL RETURN
                         1995                3.65%
                         1996               16.59%
                         1997               -3.46%
                         1998              -26.12%
                         1999               52.43%
                         2000              -31.92%
                         2001               -5.79%
                         2002               -5.05%
                         2003               53.04%
                         2004               26.19%


                           SIX-MONTH YTD TOTAL RETURN
                                 3.32% (6/30/05)

     BEST QUARTER*                                        WORST QUARTER*

     26.75% 4th Qtr. 1999                          -26.11% 3rd Qtr. 1998

 * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

          The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

USAA Emerging Markets Fund - 4

--------------------------------------------------------------------------------

          After-tax   returns  are  calculated  using  the  historical   highest
          individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the following page are not relevant to you.

          Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

          This may be particularly true for the period prior to June 28, 2002, which is the date on which The Boston Company assumed day-to-day management of the Fund's assets. Prior to that date, IMCO was solely responsible for managing the Fund's assets.

                                                                  5 - Prospectus

USAA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

                        AVERAGE ANNUAL TOTAL RETURNS
                  FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                       SINCE
                                                                     INCEPTION
                      PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS    11/7/94
================================================================================
Return Before Taxes      26.19%         3.30%            4.45%         3.49%

Return After Taxes
on Distributions         26.30%         3.37%            4.17%         3.22%

Return After Taxes
on Distributions and
Sale of Fund Shares      17.36%         2.93%            3.74%         2.90%
--------------------------------------------------------------------------------

Morgan Stanley Capital
International (MSCI)
Emerging Markets Index*
(reflects no deduction
for fees, expenses,
or taxes)                25.95%         4.62%            3.30%          2.42%+

--------------------------------------------------------------------------------
Lipper Emerging Markets
Funds Index** (reflects
no deduction for taxes)  25.69%         4.64%            3.83%          2.98%+
================================================================================

[FOOTNOTES]
 * The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

** The Lipper Emerging Markets Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures.

+ The performance of the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index is calculated with a commencement date of October 31, 1994, while the Fund's inception date is November 7, 1994. There may be a slight variation in the comparative performance numbers because of this difference.

USAA Emerging Markets Fund - 6

--------------------------------------------------------------------------------

          CURRENT PRICE AND TOTAL RETURN INFORMATION

          Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price and total return information for this Fund through our USAA.COM Web site once you have established Internet access. See page 23 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

          Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

               ==============================================
               [ARROW]  FUND NUMBER                   56
               [ARROW]  FUND SYMBOL                USEMX
               [ARROW]  NEWSPAPER SYMBOL          EmgMkt
               ==============================================

FEES AND EXPENSES

          The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

          SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

          There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

                                                                  7 - Prospectus

USAA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

          ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

          Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reimbursement or reductions of any expenses paid indirectly, if any, during the past fiscal year ended May 31, 2005, and are calculated as a percentage of average net assets (ANA).

       MANAGEMENT     DISTRIBUTION        OTHER             TOTAL ANNUAL
          FEES        (12B-1) FEES       EXPENSES        OPERATING EXPENSES
     -----------------------------------------------------------------------
         .98%a           None              .82%              1.80%b,c

[FOOTNOTES]
  a A performance fee adjustment decreased the base management fee of 1.00% by 0.02% for the most recent fiscal year ended May 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Emerging Markets Funds Index. See pages 14-15 for more information about the calculation of the performance fee adjustment.

  b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these deductions the total annual operating expenses were 1.78%

  c We voluntarily agreed to limit the Fund's total annual operating expenses to 1.80% of the Fund's ANA, excluding credits from fee offset arrangements, and to reimburse the Fund for all expenses in excess of this amount. We can modify or terminate this arrangement at any time. If the Fund's total annual operating expense ratio is lower than 1.80%, the Fund will operate at the lower expense ratio.

     ==================================================================
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY
             FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ==================================================================

          EXAMPLE

          This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimburse-

USAA Emerging Markets Fund - 8

--------------------------------------------------------------------------------

          ment or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                1 YEAR     3 YEARS        5 YEARS        10 YEARS
              ------------------------------------------------------
                  $183       $566           $975           $2,116

FUND INVESTMENTS

          PRINCIPAL INVESTMENT STRATEGIES AND RISKS

          [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

          The Fund's principal investment strategy is to normally invest at least 80% of its assets in equity securities of emerging market companies. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

          As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

          STOCK MARKET RISK. Because this Fund invests in equity securities, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

          OVER-THE-COUNTER (OTC) RISK. OTC transactions involve risk in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

                                                                  9 - Prospectus

USAA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

          MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

          [ARROW] WHAT IS AN EMERGING MARKET COMPANY?

          An issuer is an emerging market company if:

          * It is organized under the laws of an emerging market country (as defined below);

          * The principal trading market for its stock is in an emerging market country; or

          * At least 50% of its revenues or profits are derived from operations within emerging market countries or at least 50% of its assets are located within emerging market countries.

          [ARROW] WHAT COUNTRIES ARE CONSIDERED EMERGING MARKETS COUNTRIES?

          For our purposes, emerging market countries are all countries of the world excluding the following, which are referred to as developed countries:

          ASIA: Australia, Hong Kong, Japan, Singapore, New Zealand

          AMERICAS: Canada, the United States

          EUROPE: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom

USAA Emerging Markets Fund - 10

--------------------------------------------------------------------------------

          [ARROW] WHAT ARE THE CHARACTERISTICS OF THE ECONOMIC AND POLITICAL SYSTEMS OF EMERGING MARKET COUNTRIES?

          The economic and political systems of emerging market countries can be described as possessing two or more of the following characteristics:

          * The countries in which these stock markets are found have a less-developed economy than the developed countries.

          * Economies of these countries are likely to be undergoing rapid growth or some major structural change, such as a change in economic systems, rapid development of an industrial or value-added economic sector, or attainment of significantly better terms of trade for primary goods, to name a few examples.

          * Sustainable economic growth rates are higher, or potentially higher, than developed countries.

          * Economies of these countries may be benefitting from the rapid growth of neighboring countries and/or may be significantly influenced by growth of demand in the developed markets.

          * Personal income levels and consumption are generally lower than those in developed countries, but may be growing at a faster rate.

          * The political system is likely to be, or appear to be, in greater flux than the developed countries listed above.

          [ARROW] IN WHAT EMERGING MARKET COUNTRIES DOES THE FUND INTEND TO INVEST?

          Some of the countries in which The Boston Company expects to invest or may invest the Fund's assets include, but are not limited to:

          ASIA: China, India, Indonesia, Malaysia, Pakistan, Philippines, South Korea, Taiwan, Thailand

          AMERICAS: Argentina, Brazil, Chile, Colombia, Mexico, Peru, Venezuela

          AFRICA/MIDDLE  EAST: Egypt,  Israel,  Jordan,  Morocco,  South Africa,
          Turkey

                                                                 11 - Prospectus

USAA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

          EUROPE/OTHER:   Croatia,  Czech  Republic,  Hungary,  Poland,  Russia,
          Slovakia

          FOREIGN INVESTING RISK. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

          * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

          *    POLITICAL RISK.  Political risk includes a greater  potential for
               coups  d'etat,   revolts,   and   expropriation  by  governmental
               organizations.

          [ARROW] WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

          The Boston Company may invest no more than 20% in stocks of selected issuers that have favorable growth prospects, but may not be organized or otherwise situated in emerging markets, as well as short-term sovereign debt securities of emerging market countries for the purpose of obtaining a higher yield.

          Additionally, The Boston Company may also invest the Fund's assets in public and private sector debt and fixed-income instruments of emerging market issuers, including Brady Bonds of selected countries, which The Boston Company believes have the potential for significant capital appreciation (due, for example, to its assessment of prospects for the issuer or the issuer's domicile country), without regard to any interest or dividend yields payable pursuant to such securities. These latter investments may be considered to be speculative in nature.

USAA Emerging Markets Fund - 12

--------------------------------------------------------------------------------

          [ARROW] ARE THERE ANY RESTRICTIONS AS TO THE TYPES OF BUSINESSES OR OPERATIONS OF COMPANIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED?

          No, there are no restrictions except that The Boston Company may not invest 25% or more of the Fund's total assets in any one industry. Additionally, the Fund's investments will be diversified in four or more countries.

          The Boston Company believes that attractive investment opportunities exist in many emerging markets. Investing a person's assets solely in an emerging markets fund may not be suitable for everyone. For those who are willing to accept higher volatility, including the Emerging Markets Fund in a well-diversified portfolio could significantly enhance overall portfolio returns. The Fund combines the advantages of diversified investment in emerging markets with the convenience and liquidity of a mutual fund based in the United States.

          [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

          The Boston Company reviews countries and regions for economic and political stability as well as future prospects. Then it researches individual companies looking for favorable valuations (meaning an estimate of how much the company is worth), growth prospects, quality of management, and industry outlook. The Boston Company will generally sell securities if it believes they are overvalued or if the political environment significantly deteriorates.

          For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES on page 37.

FUND MANAGEMENT

          USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

                                                                 13 - Prospectus

USAA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

     ==========================================================
     [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
               USAA INVESTMENT MANAGEMENT COMPANY
               APPROXIMATELY $52 BILLION AS OF AUGUST 31, 2005
     ==========================================================

          We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustee's approval of the Fund's investment advisory agreements is available in the Fund's annual report to shareholders.

          The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

          For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Emerging Markets Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one percent (1.00%) of the Fund's average net assets.

          The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

USAA Emerging Markets Fund - 14

--------------------------------------------------------------------------------

          The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

     OVER/UNDER PERFORMANCE                     ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX                    (IN BASIS POINTS AS A PERCENTAGE
       (IN BASIS POINTS) 1                  OF THE FUND'S AVERAGE NET ASSETS)
     -------------------------------------------------------------------------
         +/- 100 to 400                                  +/- 4
         +/- 401 to 700                                  +/- 5
       +/- 701 and greater                               +/- 6

[FOOTNOTE]
     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).


          Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Emerging Markets Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the base management fee of 1.00% by 0.02%.

          We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.80% of the Fund's average net assets. We can modify or terminate this arrangement at any time.

          In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

          We have entered into an Investment Subadvisory Agreement with The Boston Company, under which The Boston Company provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

                                                                 15 - Prospectus

USAA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

          The Boston Company is located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108-4408. As of June 30, 2005, The Boston Company subadvised 13 mutual funds with assets under management of approximately $52.4 billion.

          The Boston Company is compensated directly by IMCO and not by the Fund.

          PORTFOLIO MANAGERS

          D. Kirk Henry, CFA, is the executive vice president & director of International Value Equity at The Boston Company. Mr. Kirk joined The Boston Company in 1994 to spearhead the firm's international value equity group. He serves as the lead Portfolio Manager for all International Value and Emerging Markets Value strategies at The Boston Company.

          Clifford A. Smith, CFA, joined The Boston Company in 1998. He serves as senior vice president and the assistant director of International Value Equity. Mr. Smith is a member of our International Value Equity portfolio management team and conducts research on global technology and European capital goods companies.

          Carolyn M. Kedersha, CFA, CPA, joined The Boston Company in 1988. She serves as senior vice president and senior portfolio manager at The Boston Company. As a member of the portfolio management team, Ms. Kedersha conducts research on companies located in the United Kingdom, Greece, Egypt, Turkey, Israel, Russia, and Latin America.

          Andrew B. Johnsen, CFA, joined The Boston Company in 1995. He serves as a senior vice president and senior portfolio manager at The Boston Company. As a member of the portfolio management team, Mr. Johnsen is responsible for researching companies located in Japan, South Korea, Taiwan, and Eastern Europe.

          Parameswari Roychoudhury, CFA, joined The Boston Company in 1991. She serves as a senior vice president and portfolio manager at The Boston Company. As a member of the portfolio management team, Ms.
          Roychoudhury is responsible for researching companies located in Continental Europe and India.

USAA Emerging Markets Fund - 16

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          Michelle Y. Chan,  CFA,  joined The Boston Company in 2000. She serves as a vice president and an assistant portfolio manager at The Boston Company. As a member of the portfolio management team, Ms. Chan currently provides research coverage for China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan, and Thailand.

          The   statement  of   additional   information   provides   additional
          information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.

          CHANGE OF SUBADVISERS

          We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

          THE IDEA BEHIND MUTUAL FUNDS

          Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

                                                                 17 - Prospectus
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USAA EMERGING MARKETS FUND
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          USING FUNDS IN AN INVESTMENT PROGRAM

          In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

          You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

          EXCESSIVE SHORT-TERM TRADING

          The USAA family of funds generally is not intended as short-term investment vehicles (except for the money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

          Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

          To deter such trading activities, the USAA family of funds' policies and procedures include:

          * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calendar year (except for the money market funds, the USAA Short-Term

USAA Emerging Markets Fund - 18

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               Bond  Fund,  and the USAA  Short-Term  Fund).  For more  detailed information on our exchange policy, see EXCHANGES on page 28.

          * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

          * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities, and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund's NAV.

          THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

          The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

                                                                 19 - Prospectus
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USAA EMERGING MARKETS FUND
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          The following  transactions  are exempt from the excessive  short-term trading activity policies described above:

          * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

          *    Purchases   and  sales   pursuant  to  automatic   investment  or
               withdrawal plans; and

          * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

          If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

          The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

          Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining client orders. Currently, such intermediaries are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the intermediary to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading through these omnibus accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the intermediary to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.

USAA Emerging Markets Fund - 20

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HOW TO INVEST

          OPENING AN ACCOUNT

          You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

          As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

          TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

          If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

          TAX ID NUMBER

          Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 32 for additional tax information.

                                                                 21 - Prospectus

USAA EMERGING MARKETS FUND
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          EFFECTIVE DATE

          When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

          The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

          The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order by the Fund, with payment for the order being made on the next business day.

          If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

          MINIMUM INVESTMENTS

          INITIAL PURCHASE

          * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

USAA Emerging Markets Fund - 22

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               Employees  of  USAA  and its  affiliated  companies  may  open an account through payroll deduction for as little as $25 per pay period with no initial investment.

          ADDITIONAL PURCHASES

          *    $50 minimum per transaction, per account.

          AUTOMATIC INVESTING

          * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

               There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

          HOW TO PURCHASE BY...

          INTERNET ACCESS - USAA.COM

          * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 to obtain a personal identification number (PIN) or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

          MAIL

          *    To open an account, send your application and check to:

                    REGULAR MAIL:
                    USAA Investment Management Company
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

                                                                 23 - Prospectus
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USAA EMERGING MARKETS FUND
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                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

          * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                    REGULAR MAIL:
                    USAA Investment Management Company
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

          BANK WIRE

          * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

          ELECTRONIC FUNDS TRANSFER (EFT)

          * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

          PHONE 800-531-8448 (IN SAN ANTONIO, 456-7202)

          * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

          USAA TOUCHLINE(R) 800-531-8777 (IN SAN ANTONIO, 498-8777)

          * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your

USAA Emerging Markets Fund - 24

--------------------------------------------------------------------------------

               Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

          USAA BROKERAGE SERVICES 800-531-8343 (IN SAN ANTONIO, 456-7214)

          * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

          You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

          We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED

                                                                 25 - Prospectus
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USAA EMERGING MARKETS FUND
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          FOR THAT DAY,  SUBJECT TO THE  POLICIES AND  PROCEDURES  THAT APPLY TO
          YOUR USAA BROKERAGE ACCOUNT.

          In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

          HOW TO REDEEM BY...

          INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

          *    Access USAA.COM.

          *    Send your written instructions to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

          * Send a signed fax to 800-292-8177, or send a telegram to USAA Shareholder Account Services.

          * Call toll free 800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

          * Call toll free 800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

          Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/other taxpayer identification number or date of birth of the
          registered   account

USAA Emerging Markets Fund - 26

--------------------------------------------------------------------------------

          owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

          USAA BROKERAGE SERVICES

          * Call toll free 800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

          ACCOUNT BALANCE

          USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

          FUND RIGHTS

          The Fund reserves the right to:

          * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

          * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

          * Calculate the NAV per share on a business day that the NYSE is closed;

          * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness

                                                                 27 - Prospectus
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USAA EMERGING MARKETS FUND
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               of a signature  authorization  is in question  (the  statement of
               additional   information   contains   information  on  acceptable
               guarantors);

          *    Redeem an account with less than $900, with certain  limitations;
               and

          * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

EXCHANGES

          EXCHANGE PRIVILEGE

          The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

          Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Service Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          The  Fund  has  undertaken  certain  procedures   regarding  telephone
          transactions as described on page 26.

USAA Emerging Markets Fund - 28

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          EXCHANGE LIMITATIONS

          To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Tax Exempt Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholders purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 19.

          For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

          * Transactions done under automatic purchase plans and systematic withdrawal plans;

          * Transactions done to meet minimum distribution requirements from retirement accounts; and

          * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

          In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

          SHARE PRICE CALCULATION

          The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is cal-

                                                                 29 - Prospectus

USAA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

          culated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ======================================================================
                                        TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW]   NAV PER SHARE       =    ----------------------------------
                                             NUMBER OF SHARES
                                                OUTSTANDING
     ======================================================================

          VALUATION OF SECURITIES

          Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

          Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust

USAA Emerging Markets Fund - 30

--------------------------------------------------------------------------------

          the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

          Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost. Other debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees.

          Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

          Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

          Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influences the market in which the securities are purchased and sold.

          For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

                                                                 31 - Prospectus

USAA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

          DIVIDENDS AND OTHER DISTRIBUTIONS

          The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

          We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

     ===========================================================================
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO  SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ===========================================================================

          We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share. This may not apply to IRA accounts.

          TAXES

          This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax

USAA Emerging Markets Fund - 32

--------------------------------------------------------------------------------

          rate will apply (1) through 2008 to the gain on an individual shareholder's redemption of Fund shares held for more than a year and
          (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through May 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

          FOREIGN

          The Fund may be subject to foreign withholding or other taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund. As a shareholder of the Fund, you would be entitled to treat the foreign income taxes withheld as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign income taxes withheld as an itemized deduction in computing taxable income rather than as a tax credit. You will not be entitled to a foreign tax credit for taxes paid to certain countries; however, if the Fund otherwise qualifies for the Foreign Election, a deduction for such taxes will be available to shareholders of the Fund. It is anticipated that the Fund will make the Foreign Election.

          SHAREHOLDER TAXATION

          Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

                                                                 33 - Prospectus

USAA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

          Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

          WITHHOLDING

          Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number (together with the withholding described in the next clause, "backup withholding") and
          (2) those dividends and distributions otherwise payable to any such shareholder who:

          *    Underreports dividend or interest income or

          * Fails to certify that he or she is not subject to backup withholding.

          To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

          REPORTING

          The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

          SHAREHOLDER MAILINGS

          HOUSEHOLDING

          Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

USAA Emerging Markets Fund - 34

--------------------------------------------------------------------------------

          ELECTRONIC DELIVERY

          Log  on  to  USAA.COM  and  sign  up  to  receive   your   statements,
          confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

          The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

          The information for the fiscal years ended May 31, 2005 through 2003, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2003, was audited by another independent registered public accounting firm.

                                                                 35 - Prospectus

USAA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

                                           YEAR ENDED MAY 31,
                         -------------------------------------------------------
                            2005      2004      2003        2002      2001
                         -------------------------------------------------------
Net asset value at
 beginning of period     $   10.06  $   7.24  $   7.93   $   7.16   $   8.98
                         -----------------------------------------------------
Income (loss) from
 investment operations:
  Net investment income
    (loss)                     .13       .07       .03(a)    (.02)(a)    .04(a)
  Net realized and
   unrealized gain (loss)     2.47      2.75      (.72)(a)    .81(a)   (1.85)(a)
                         -------------------------------------------------------
Total from investment
 operations                   2.60      2.82      (.69)(a)    .79(a)   (1.81)(a)

Less distributions:
  From net investment
   income                     (.07)      -          -        (.02)      (.01)
                         -------------------------------------------------------
Net asset value
 at end of period        $   12.59  $  10.06  $   7.24   $   7.93   $   7.16
                         =======================================================
Total return (%)*            25.82     38.95     (8.70)     11.11     (20.19)

Net assets at
 end of period (000)     $ 152,351  $ 95,080  $ 54,794   $ 57,073   $ 51,709

Ratio of expenses
 to average net
 assets (%)**(c)              1.80(b)   1.92(b)   2.33(b)    2.51       1.39

Ratio of net investment
 income (loss) to average
 net assets (%)**             1.42       .92       .42       (.33)       .47

Portfolio turnover (%)       36.24     75.67    140.89     257.45     196.75

* Assumes reinvestment of all net investment income distributions during the period. Calculated using net assets adjusted for last day trades and could differ from the Lipper reported return.

**  For the year ended May 31, 2005, average net assets were $122,255,000.

(a) Calculated using average shares.

(b) Effective March 1, 2004, the Manager voluntarily agreed to limit the Fund's expense ratio to 1.80% of the Fund's average annual net assets. From June 1, 2003, through February 29, 2004, the voluntary expense ratio limit was 2.10% of the Fund's average net assets.

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                              (.02%)    (.03%)    (.00%)+    (.01%)     (.01%)

    + Represents less than 0.01% of average net assets.

USAA Emerging Markets Fund - 36

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUND'S
INVESTMENT POLICIES

          THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE EMERGING MARKETS FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

          AMERICAN DEPOSITARY RECEIPTS (ADRS)

          The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

          BRADY BONDS AND EMERGING MARKET DEBT

          The Fund's assets may be invested in Brady Bonds and public and private sector debt and fixed-income instruments of emerging market issuers, which generally are speculative in nature. See the statement of additional information for ratings generally associated with these securities. Brady Bonds are securities created through a restructuring plan introduced by former U.S. Treasury Secretary Nicholas Brady. The Brady Plan made provisions whereby existing commercial bank loans to both public and private entities in selected developing countries are exchanged for Brady Bonds. These bonds may be denominated in other currencies, but are usually denominated in U.S. dollars. Brady Bonds are actively traded in over-the-counter markets. As the markets for these securities have from time to time been subject to disruption, we will monitor, on a continuous basis, the liquidity of Brady Bonds held in the Fund's portfolio.

          CONVERTIBLE SECURITIES

          The Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

                                                                 37 - Prospectus

USAA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

          FORWARD CURRENCY CONTRACTS

          The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

          FUTURES

          Under certain circumstances, the Fund may buy and sell certain types of futures contracts. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a treasury bond or an index of securities, at a future time at a specified price. For more information on futures, see the statement of additional information.

          GLOBAL DEPOSITARY RECEIPTS (GDRS)

          The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

          MONEY MARKET INSTRUMENTS

          The Fund's assets may be invested in investment-grade U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

USAA Emerging Markets Fund - 38

--------------------------------------------------------------------------------

          OTHER INVESTMENT COMPANIES

          The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

          REPURCHASE AGREEMENTS

          The Fund's assets may be invested in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the underlying collateral.

          The Fund maintains custody of the underlying obligations prior to its repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

          WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

          The Fund's assets may be invested in debt securities offered on a when-issued or delayed-delivery basis.

          * Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

                                                                 39 - Prospectus

USAA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

          *    The  Fund  does  not  earn  interest  on  the  securities   until
               settlement, and the market value of the securities may fluctuate between purchase and settlement.

          *    Such securities can be sold before settlement date.

          ASSET COVERAGE

          The Fund's assets may be invested, as described above, in futures, as well as when-issued or delayed-delivery securities, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to the contracts or securities.

          ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

USAA Emerging Markets Fund - 40

                  INVESTMENT            USAA Investment Management Company
                    ADVISER,            P.O. Box 659453
              ADMINISTRATOR,            San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT            USAA Shareholder Account Services
                                        P.O. Box 659453
                                        San Antonio, Texas 78265-9825


               CUSTODIAN AND            State Street Bank and Trust Company
            ACCOUNTING AGENT            P.O. Box 1713
                                        Boston, Massachusetts 02105


                   TELEPHONE            Call toll free - Central Time
            ASSISTANCE HOURS            Monday - Friday 7 a.m. to 10 p.m.
                                        Saturday 8:30 a.m. to 5 p.m.
                                        Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT            800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL            24-Hour Service (from any phone)
           FUND PRICE QUOTES            800-531-8066 in San Antonio, 498-8066


                 MUTUAL FUND            (from touch-tone phones only)
           USAA TOUCHLINE(R)            For account balance, last transaction,
                                        fund prices, or to exchange/redeem fund
                                        shares
                                        800-531-8777 in San Antonio, 498-8777


             INTERNET ACCESS            USAA.COM


                                                                       [GRAPHIC]
                                                                        Recycled
                                                                         Paper

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and others electronically.
Sign up at USAA.COM.

================================================================================

          If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the
          Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations combined with the lack of investor demand.

          To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

           [USAA       WE KNOW WHAT IT MEANS TO SERVE(R).
           EAGLE      ------------------------------------
           LOGO (R)]     INSURANCE  *  MEMBER SERVICES


25344-1005 Investment Company Act File No. 811-4019 (C) 2005, USAA. All rights reserved.

                                    Part A

                               Prospectus for the
                               International Fund
                               is included herein

[USAA
EAGLE
LOGO (R)]



                     USAA   INTERNATIONAL Fund


                     USAA
              Investments


               One of the
              USAA Family
               of No-Load
             Mutual Funds


                              [GRAPHIC OMITTED]

                              P  R  O  S  P  E  C  T  U  S
--------------------------------------------------------------------------------

          October 1, 2005     As with other mutual  funds,  the  Securities  and
                              Exchange    Commission   has   not   approved   or
                              disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                              Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?                                             2

WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?                                                       2

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?                                             3

FEES AND EXPENSES                                                   6

FUND INVESTMENTS                                                    8

FUND MANAGEMENT                                                    10

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM                                                 13

HOW TO INVEST                                                      17

HOW TO REDEEM                                                      21

IMPORTANT INFORMATION ABOUT
PURCHASES AND REDEMPTIONS                                          23

EXCHANGES                                                          24

SHAREHOLDER INFORMATION                                            26

FINANCIAL HIGHLIGHTS                                               31

ADDITIONAL INFORMATION ABOUT THE
FUND'S INVESTMENT POLICIES                                         33

                                                                  1 - Prospectus

USAA INTERNATIONAL FUND
--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.


WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?

          The Fund has an objective of capital appreciation with current income as a secondary objective. We are the Fund's investment adviser. We have retained MFS Investment Management (MFS) to serve as subadviser of the Fund. Under normal market conditions, MFS attempts to achieve these objectives by investing at least 80% of the Fund's assets in equity securities of foreign (including emerging market) companies.

          Because any investment involves risk, there is no assurance that the Fund's objectives will be achieved. See FUND INVESTMENTS on page 8 for more information.

WHAT ARE THE PRINCIPAL RISKS OF
INVESTING IN THIS FUND?

          The principal risks of investing in this Fund are stock market risk, foreign investing risk, and management risk.

          * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations.

          * FOREIGN INVESTING RISK involves the possibility that the value of the Fund's investments in foreign securities will decrease because of currency exchange rate fluctuations, foreign market illiquidity, emerging market risk, increased price volatility, uncertain political conditions, and other factors.

          * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results.

          Another risk of the Fund described later in the prospectus is the risk of investing in over-the-counter markets.

USAA International Fund - 2

--------------------------------------------------------------------------------

          As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

          An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

          Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund. Because the risks in international markets as a whole tend to be higher than in the United States, the Fund is expected to be more volatile than the average domestic equity mutual fund.

          The  following  bar  chart   illustrates  the  Fund's  volatility  and
          performance from year to year for each full calendar year over the past ten years.

          TOTAL RETURN

          All mutual funds must use the same formula to calculate TOTAL RETURN.

     ===========================================================================
     [ARROW] TOTAL RETURN  MEASURES  THE PRICE  CHANGE IN  A SHARE  ASSUMING THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ===========================================================================

                                                                  3 - Prospectus

USAA INTERNATIONAL FUND
--------------------------------------------------------------------------------

[BAR CHART]
                         CALENDER YEAR   TOTAL RETURN
                              1995             8.29%
                              1996            19.15%
                              1997             9.04%
                              1998             3.95%
                              1999            28.65%
                              2000           -10.82%
                              2001           -14.58%
                              2002            -9.08%
                              2003            31.90%
                              2004            18.46%

                           SIX-MONTH YTD TOTAL RETURN
                                -2.38% (6/30/05)

     BEST QUARTER*                               WORST QUARTER*
     16.85% 2nd Qtr. 2003                 -20.23% 3rd Qtr. 1998


     * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

          The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

          After-tax   returns  are  calculated  using  the  historical   highest
          individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts.

USAA International Fund - 4

--------------------------------------------------------------------------------

          A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown below are not relevant to you.

          Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

          This may be particularly true for the period prior to June 28, 2002, which is the date on which MFS assumed day-to-day management of the Fund's assets. Prior to that date, IMCO was solely responsible for managing the Fund's assets.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2004

                                                                        SINCE
                                                                      INCEPTION
                        PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS    7/11/88
================================================================================
Return Before Taxes        18.46%          1.60%           7.37%        8.30%

Return After Taxes
on Distributions           17.07%          1.07%           6.49%        7.49%

Return After Taxes
on Distributions and
Sale of Fund Shares        13.42%          1.25%           6.12%        7.08%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International (MSCI) EAFE
Index* (reflects no
deduction for fees,
expenses, or taxes)        20.25%         -1.13%           5.62%        5.26%+
--------------------------------------------------------------------------------
Lipper International Funds
Index** (reflects no
deduction for taxes)       18.60%         -0.89%           7.20%        7.77%+
================================================================================

[FOOTNOTES]
* The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index that reflects the movements of stock markets in Europe, Australia, and the Far East by representing a broad selection of domestically listed companies within each market.

 ** The Lipper International Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest their assets in securities with primary trading markets outside of the United States.

+ The performance of the MSCI EAFE Index and the Lipper International Funds Index is calculated with a commencement date of June 30, 1988, while the Fund's inception date is July 11, 1988. There may be a slight variation in the comparative performance numbers because of this difference.

                                                                 5 - Prospectus

USAA INTERNATIONAL FUND
--------------------------------------------------------------------------------

          CURRENT PRICE AND TOTAL RETURN INFORMATION

          Please consider performance information in light of the Fund's investment objectives and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price and total return information for this Fund through our USAA.COM Web site once you have established Internet access. See page 19 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

          Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     ========================================================
     [ARROW]     FUND NUMBER                            52
     [ARROW]     TICKER SYMBOL                       USIFX
     [ARROW]     NEWSPAPER SYMBOL                     Intl
     ========================================================

FEES AND EXPENSES

          The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

          SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

          There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

USAA International Fund - 6

--------------------------------------------------------------------------------

          ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

          Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the past fiscal year ended May 31, 2005, and are calculated as a percentage of average net assets.

        MANAGEMENT       DISTRIBUTION        OTHER           TOTAL ANNUAL
           FEES          (12B-1) FEES       EXPENSES       OPERATING EXPENSES
     ------------------------------------------------------------------------
          .76%a             None             .48%                1.24%b

[FOOTNOTES]
  a A performance fee adjustment increased the base management fee of 0.75% by 0.01% for the most recent fiscal year ended May 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper International Funds Index. See pages 11-12 for more information about the calculation of the performance fee adjustment.

  b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions, the total annual operating expenses were 1.23%.

     ===========================================================================
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ===========================================================================

          EXAMPLE

          This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

             1 YEAR         3 YEARS        5 YEARS        10 YEARS
          ------------------------------------------------------------
              $126            $393           $681         $ 1,500

                                                                  7 - Prospectus

USAA INTERNATIONAL FUND
--------------------------------------------------------------------------------

FUND INVESTMENTS

          PRINCIPAL INVESTMENT STRATEGIES AND RISKS

          [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

          The Fund's principal investment strategy is to normally invest at least 80% of its assets in equity securities of foreign companies. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

          As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

          STOCK MARKET RISK. Because this Fund invests in equity securities, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

          OVER-THE-COUNTER (OTC) RISK. OTC transactions involve risk in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

          MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover

USAA International Fund - 8

--------------------------------------------------------------------------------

          and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

          [ARROW] WHAT IS CONSIDERED TO BE A "FOREIGN COMPANY?"

          A company will be designated as a foreign company by considering several factors, including the country in which the company was legally organized, the location of the company's assets, the location of the company's headquarters, the countries where the company's revenues are derived, the principal trading market for the company's stock, and the company's classification in the MSCI Index.

          FOREIGN INVESTING RISK. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

          * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

          *    POLITICAL RISK.  Political risk includes a greater  potential for
               coups  d'etat,   revolts,   and   expropriation  by  governmental
               organizations.

          [ARROW] WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

          MFS may invest the remainder of the Fund's assets in equity securities of companies that have at least one foreign characteristic, as determined by fund management, utilizing the same factors stated in the definition of a foreign company.

                                                                  9 - Prospectus

USAA INTERNATIONAL FUND
--------------------------------------------------------------------------------

          [ARROW] ARE THERE ANY RESTRICTIONS AS TO THE TYPES OF BUSINESSES OR OPERATIONS OF COMPANIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED?

          No, there are no restrictions except that MFS may not invest more than 25% of the Fund's total assets in any one industry. Additionally, the Fund's investments will be diversified in at least four or more countries.

          MFS believes the Fund combines the advantages of investing in diversified international markets with the convenience and liquidity of a mutual fund based in the United States.

          [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

          MFS seeks to outperform the MSCI EAFE Index by identifying investment opportunities that offer above-average growth at attractive valuations. MFS relies on Original ResearchSM by its large group of equity research analysts to attract and identify investment opportunities across industries and countries.

          MFS intends to keep the Fund well diversified and manage risk by investing across several countries and a wide range of industries. Country and currency weightings fall out of this stock selection process and are typically not actively managed.

          For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES on page 33.

FUND MANAGEMENT

          USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     ===========================================================
     [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
               USAA INVESTMENT MANAGEMENT COMPANY
               APPROXIMATELY $52 BILLION AS OF AUGUST 31, 2005
     ===========================================================

USAA International Fund -10

--------------------------------------------------------------------------------

          We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory agreements is available in the Fund's annual report to shareholders.

          The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

          For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper International Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets. The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

          The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

                                                                 11 - Prospectus

USAA INTERNATIONAL FUND
--------------------------------------------------------------------------------

     OVER/UNDER PERFORMANCE                     ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX                    (IN BASIS POINTS AS A PERCENTAGE
      (IN BASIS POINTS) 1                  OF THE FUND'S AVERAGE NET ASSETS)
     ========================================================================
            +/- 100 to 400                            +/- 4
            +/- 401 to 700                            +/- 5
         +/- 701 and greater                          +/- 6

[FOOTNOTE]
     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

          Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper International Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the base management fee of 0.75% by 0.01%.

          In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

          We have entered into an Investment Subadvisory Agreement with MFS, under which MFS provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

          MFS, a registered investment adviser, is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. As of June 30, 2005, net assets under the management of MFS were approximately $150 billion. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

          MFS is compensated directly by IMCO and not by the Fund.

          PORTFOLIO MANAGERS

          David R. Mannheim, senior vice president and global equity portfolio manager, has 21 years of investment management experience and has

USAA International Fund - 12

--------------------------------------------------------------------------------

          worked for MFS for 17 years. Mr. Mannheim holds a master's of science degree in management from the Massachusetts Institute of Technology and a bachelor's degree in economics from Amherst College.

          Marcus L. Smith, senior vice president and non-U.S. equity portfolio manager, has 14 years of investment management experience and has worked for MFS for ten years. He holds a master's in finance from the University of Pennsylvania and a bachelor's degree in business administration from Mount Union College.

          The   statement  of   additional   information   provides   additional
          information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.

          CHANGE OF SUBADVISERS

          We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

          THE IDEA BEHIND MUTUAL FUNDS

          Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its

                                                                 13 - Prospectus
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USAA INTERNATIONAL FUND
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          trades  than most  individuals  would  have.  As a result,  you own an investment that in earlier times would have been available only to the wealthiest people.

          USING FUNDS IN AN INVESTMENT PROGRAM

          In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

          You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

          EXCESSIVE SHORT-TERM TRADING

          The USAA family of funds generally is not intended as short-term investment vehicles (except for the money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

          Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

USAA International Fund - 14

--------------------------------------------------------------------------------

          To deter such trading activities, the USAA family of funds' policies and procedures include:

          * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calendar year (except the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 24.

          * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

          * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities, and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund's NAV.

          THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
          ORDERS AND LIMIT TRADING IN ACCOUNTS

          The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large

                                                                 15 - Prospectus

USAA INTERNATIONAL FUND
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          disruptive  purchase and  redemption.  Finally,  the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

          The following transactions are exempt from the excessive short-term trading activity policies described above:

          * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

          *    Purchases   and  sales   pursuant  to  automatic   investment  or
               withdrawal plans; and

          * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

          If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

          The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

          Some investors purchase USAA fund shares through a financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining client orders. Currently, such intermediaries are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the intermediary to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading through these omnibus accounts also can be warned or have their trading privileges

USAA International Fund - 16

--------------------------------------------------------------------------------

          restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the intermediary to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.

HOW TO INVEST

          OPENING AN ACCOUNT

          You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

          As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

          TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

          If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

                                                                 17 - Prospectus

USAA INTERNATIONAL FUND
--------------------------------------------------------------------------------

          TAX ID NUMBER

          Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 29 for additional tax information.

          EFFECTIVE DATE

          When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

          The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

          The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order by the Fund, with payment for the order being made on the next business day.

          If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

USAA International Fund - 18

--------------------------------------------------------------------------------

          MINIMUM INVESTMENTS

          INITIAL PURCHASE

          * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

               Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

          ADDITIONAL PURCHASES

          *    $50 minimum per transaction, per account.

          AUTOMATIC INVESTING

          * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

               There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

          HOW TO PURCHASE BY...

          INTERNET ACCESS - USAA.COM

          * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 to obtain a personal identification number (PIN) or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

                                                                 19 - Prospectus

USAA INTERNATIONAL FUND
--------------------------------------------------------------------------------

          MAIL

          *    To open an account, send your application and check to:

                         REGULAR MAIL:
                         USAA Investment Management Company
                         P.O. Box 659453
                         San Antonio, TX 78265-9825

                         REGISTERED OR EXPRESS MAIL:
                         USAA Investment Management Company
                         9800 Fredericksburg Road
                         San Antonio, TX 78240

          * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                         REGULAR MAIL:
                         USAA Investment Management Company
                         P.O. Box 659453
                         San Antonio, TX 78265-9825

                         REGISTERED OR EXPRESS MAIL:
                         USAA Investment Management Company
                         9800 Fredericksburg Road
                         San Antonio, TX 78240

          BANK WIRE

          * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

          ELECTRONIC FUNDS TRANSFER (EFT)

          * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

USAA International Fund - 20

--------------------------------------------------------------------------------

          PHONE 800-531-8448 (IN SAN ANTONIO, 456-7202)

          * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

          USAA TOUCHLINE(R)800-531-8777 (IN SAN ANTONIO, 498-8777)

          * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

          USAA BROKERAGE SERVICES 800-531-8343 (IN SAN ANTONIO, 456-7214)

          * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

          You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

          We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital

                                                                 21 - Prospectus

USAA INTERNATIONAL FUND
--------------------------------------------------------------------------------

          gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

          HOW TO REDEEM BY...

          INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

          *    Access USAA.COM.

          *    Send your written instructions to:

                         REGULAR MAIL:
                         USAA Investment Management Company
                         P.O. Box 659453
                         San Antonio, TX 78265-9825

                         REGISTERED OR EXPRESS MAIL:
                         USAA Investment Management Company
                         9800 Fredericksburg Road
                         San Antonio, TX 78240

          * Send a signed fax to 800-292-8177, or send a telegram to USAA Shareholder Account Services.

          * Call toll free 800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

          * Call toll free 800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

USAA International Fund - 22

--------------------------------------------------------------------------------

          Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

          USAA BROKERAGE SERVICES

          * Call toll free 800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

          ACCOUNT BALANCE

          USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

          FUND RIGHTS

          The Fund reserves the right to:

          * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

                                                                 23 - Prospectus

USAA INTERNATIONAL FUND
--------------------------------------------------------------------------------

          * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

          * Calculate the NAV per share on a business day that the NYSE is closed;

          * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

          *    Redeem an account with less than $900, with certain  limitations;
               and

          * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

EXCHANGES

          EXCHANGE PRIVILEGE

          The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

          Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST

USAA International Fund - 24

--------------------------------------------------------------------------------

          RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          The  Fund  has  undertaken  certain  procedures   regarding  telephone
          transactions as described on page 23.

          EXCHANGE LIMITATIONS

          To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 15.

          For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

          * Transactions done under automatic purchase plans and systematic withdrawal plans;

          * Transactions done to meet minimum distribution requirements from retirement accounts; and

          * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

          In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

                                                                 25 - Prospectus
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USAA INTERNATIONAL FUND
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SHAREHOLDER INFORMATION

          SHARE PRICE CALCULATION

          The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ==================================================================
                                   TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW]   NAV PER SHARE  =    ----------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ==================================================================

          VALUATION OF SECURITIES

          Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

          Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the

USAA International Fund - 26

--------------------------------------------------------------------------------

          value of the Fund's foreign securities. The subadviser has agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

          Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

          Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

          Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

          Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical

                                                                 27 - Prospectus

USAA INTERNATIONAL FUND
--------------------------------------------------------------------------------

          data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influences the market in which the securities are purchased and sold.

          For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

          DIVIDENDS AND OTHER DISTRIBUTIONS

          The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

          We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

     ===========================================================================
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS  TO SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ===========================================================================

          We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share. This may not apply to IRA accounts.

USAA International Fund - 28

--------------------------------------------------------------------------------

          TAXES

          This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to the gain on an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through May 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

          FOREIGN

          The Fund may be subject to foreign withholding or other taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund. As a shareholder of the Fund, you would be entitled to treat the foreign income taxes withheld as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign income taxes withheld as an itemized deduction in computing taxable income rather than as a tax credit. You will not be entitled to a foreign tax credit for taxes paid to certain countries; however, if the Fund otherwise qualifies for the Foreign Election, a deduction for such taxes will be available to shareholders of the Fund. It is anticipated that the Fund will make the Foreign Election.

          SHAREHOLDER TAXATION

          Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in

                                                                 29 - Prospectus

USAA INTERNATIONAL FUND
--------------------------------------------------------------------------------

          additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

          Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

          WITHHOLDING

          Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number (together with the withholding described in the next clause, "backup withholding") and
          (2) those dividends and distributions otherwise payable to any such shareholder who:

          *    Underreports dividend or interest income or

          * Fails to certify that he or she is not subject to backup withholding.

          To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

          REPORTING

          The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

          SHAREHOLDER MAILINGS

          HOUSEHOLDING

          Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies

USAA International Fund - 30

--------------------------------------------------------------------------------

          and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

          ELECTRONIC DELIVERY

          Log  on  to  USAA.COM  and  sign  up  to  receive   your   statements,
          confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

          The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

          The information for the fiscal years ended May 31, 2005 through 2003, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2003, was audited by another independent registered public accounting firm.

                                                                 31 - Prospectus

USAA INTERNATIONAL FUND
--------------------------------------------------------------------------------

                                         Year Ended May 31,
                     -----------------------------------------------------------
                        2005       2004       2003         2002         2001
                     -----------------------------------------------------------
Net asset value at
 beginning of period $   20.45  $   16.15   $   17.63   $   18.23   $    22.28
                     -----------------------------------------------------------
Income (loss) from
 investment operations:
  Net investment income    .10        .15         .11         .14          .16
  Net realized and
   unrealized gain (loss) 2.35       4.30       (1.46)       (.56)       (3.01)
                     -----------------------------------------------------------
Total from investment
 operations               2.45       4.45       (1.35)       (.42)       (2.85)
                     -----------------------------------------------------------
Less distributions:
  From net investment
   income                 (.14)      (.10)       (.13)       (.18)        (.11)
  From realized capital
   gains                 (1.44)      (.05)       -           -           (1.09)
                     -----------------------------------------------------------
Total distributions      (1.58)      (.15)       (.13)       (.18)       (1.20)
                     -----------------------------------------------------------
Net asset value
 at end of period    $   21.32  $   20.45   $   16.15   $   17.63   $    18.23
                     ===========================================================
Total return (%)*        11.91      27.63       (7.63)      (2.22)      (13.84)

Net assets at end
 of period (000)     $ 645,908  $ 479,477   $ 347,543   $ 382,459   $  419,236

Ratio of expenses
 to average net
 assets (%)**(a)          1.24       1.31        1.42        1.32         1.14

Ratio of net investment
 income to average
 net assets (%)**         1.02        .91         .79         .78          .84

Portfolio turnover (%)   41.11      58.70      148.14       35.63        32.75

* Assumes reinvestment of all net investment income and realized capital gain distributions during the period. Calculated using net assets adjusted for last day trades and could differ from the Lipper reported return.

**  For the year ended May 31, 2005, average net assets were $553,671,000.

(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                         (.01%)     (.01%)      (.01%)      (.00%)+      (.00%)+

    + Represents less than 0.01% of average net assets.

USAA International Fund - 32

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE
FUND'S INVESTMENT POLICIES

          THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE INTERNATIONAL FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

          AMERICAN DEPOSITARY RECEIPTS (ADRS)

          The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

          CONVERTIBLE SECURITIES

          The Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

          FORWARD CURRENCY CONTRACTS

          The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

          GLOBAL DEPOSITARY RECEIPTS (GDRS)

          The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

                                                                 33 - Prospectus

USAA INTERNATIONAL FUND
--------------------------------------------------------------------------------

          LENDING OF SECURITIES

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

          MONEY MARKET INSTRUMENTS

          The Fund's assets may be invested in investment-grade U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

          OTHER INVESTMENT COMPANIES

          The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

USAA International Fund - 34

--------------------------------------------------------------------------------

          REPURCHASE AGREEMENTS

          The Fund's assets may be invested in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the underlying collateral.

          The Fund maintains custody of the underlying obligations prior to its repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

          ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                 35 - Prospectus

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                  INVESTMENT            USAA Investment Management Company
                    ADVISER,            P.O. Box 659453
              ADMINISTRATOR,            San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT            USAA Shareholder Account Services
                                        P.O. Box 659453
                                        San Antonio, Texas 78265-9825


               CUSTODIAN AND            State Street Bank and Trust Company
            ACCOUNTING AGENT            P.O. Box 1713
                                        Boston, Massachusetts 02105


                   TELEPHONE            Call toll free - Central Time
            ASSISTANCE HOURS            Monday - Friday 7 a.m. to 10 p.m.
                                        Saturday 8:30 a.m. to 5 p.m.
                                        Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT            800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL            24-Hour Service (from any phone)
           FUND PRICE QUOTES            800-531-8066 in San Antonio, 498-8066


                 MUTUAL FUND            (from touch-tone phones only)
           USAA TOUCHLINE(R)            For account balance, last transaction,
                                        fund prices, or to exchange/redeem fund
                                        shares
                                        800-531-8777 in San Antonio, 498-8777


             INTERNET ACCESS            USAA.COM

                                                                       [GRAPHIC]
                                                                        Recycled
                                                                         Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
                                                                PAID
                                                                USAA
                                                            ---------------

Receive this document
and others electronically.
Sign up at USAA.COM.

================================================================================

          If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the
          Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations combined with the lack of investor demand.

          To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

                    [USAA       WE KNOW WHAT IT MEANS TO SERVE(R).
                    EAGLE      ------------------------------------
                    LOGO (R)]     INSURANCE  *  MEMBER SERVICES



23447-1005 Investment Company Act File No. 811-4019 (C) 2005, USAA. All rights reserved.

                                    Part A

                              Prospectus for the
                        Precious Metals and Minerals Fund
                               is included herein

[USAA
EAGLE
LOGO (R)]


                         USAA   PRECIOUS METALS
                                and MINERALS Fund



                         USAA
                  Investments

                                [GRAPHIC OMITTED]

                   One of the
                  USAA Family
                   of No-Load
                 Mutual Funds



                                P  R  O  S  P  E  C  T  U  S

--------------------------------------------------------------------------------

              October 1, 2005   As with other mutual funds,  the  Securities and
                                Exchange   Commission   has  not   approved   or
                                disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                                Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT
OBJECTIVE AND PRINCIPAL STRATEGY?                                       2

WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?                                                           2

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?                                                 3

FEES AND EXPENSES                                                       7

FUND INVESTMENTS                                                        9

FUND MANAGEMENT                                                        11

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM                                                     13

HOW TO INVEST                                                          16

HOW TO REDEEM                                                          21

IMPORTANT INFORMATION ABOUT
PURCHASES AND REDEMPTIONS                                              23

EXCHANGES                                                              24

SHAREHOLDER INFORMATION                                                25

FINANCIAL HIGHLIGHTS                                                   31

ADDITIONAL INFORMATION ABOUT THE
FUND'S INVESTMENT POLICIES                                             33

                                                                  1 - Prospectus

USAA PRECIOUS METALS AND MINERALS FUND
--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.


WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?

          The Fund has an objective to seek long-term capital appreciation and to protect the purchasing power of your capital against inflation. Current income is a secondary objective. Our strategy to achieve these objectives will be to normally invest at least 80% of the Fund's assets in equity securities of domestic and foreign companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds.

          Because any investment involves risk, there is no assurance that the Fund's objectives will be achieved. See FUND INVESTMENTS on page 9 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

          The principal risks of investing in this Fund are the increased volatility of precious metals and minerals securities, stock market risk, foreign investing risk, and management risk.

          * PRECIOUS METALS AND MINERALS SECURITIES have additional risk because of commodity price volatility and the increased impact such volatility has on the profitability of precious metals and minerals companies.

          * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations.

          * FOREIGN INVESTING RISK involves the possibility that the value of the Fund's investments in foreign securities will decrease because of currency exchange rate fluctuations, foreign market illiquidity, emerging market risk, increased price volatility, uncertain political conditions, and other factors.

USAA Precious Metals and Minerals Fund - 2

--------------------------------------------------------------------------------

          * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

          As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

          An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.


COULD THE VALUE OF YOUR INVESTMENT IN
THIS FUND FLUCTUATE?

          Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund. Because the Fund will invest in equity securities of companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, the Fund is extremely volatile and may be subject to greater risks and greater market fluctuations than other funds with a portfolio of securities representing a broader range of industries.

          The  following  bar  chart   illustrates  the  Fund's  volatility  and
          performance from year to year for each full calendar year over the past ten years.

          TOTAL RETURN

          All mutual funds must use the same formula to calculate TOTAL RETURN.

     ===========================================================================
     [ARROW] TOTAL RETURN  MEASURES THE  PRICE  CHANGE IN  A SHARE  ASSUMING THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ===========================================================================

                                                                  3 - Prospectus

USAA PRECIOUS METALS AND MINERALS FUND
--------------------------------------------------------------------------------

[BAR CHART]
                    CALENDAR YEAR     TOTAL RETURN
                         1995           4.04%
                         1996           0.00%
                         1997         -38.19%
                         1998           1.09%
                         1999           7.17%
                         2000         -14.98%
                         2001          30.97%
                         2002          67.61%
                         2003          71.43%
                         2004         -10.75%

                           SIX-MONTH YTD TOTAL RETURN
                                -2.22% (6/30/05)

          BEST QUARTER*                                   WORST QUARTER*
          38.91% 1st Qtr. 2002                     -29.05% 4th Qtr. 1997

     * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

          The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

USAA Precious Metals and Minerals Fund - 4

--------------------------------------------------------------------------------

          After-tax   returns  are  calculated  using  the  historical   highest
          individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the following page are not relevant to you.

          Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

                                                                  5 - Prospectus

USAA PRECIOUS METALS AND MINERALS FUND
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2004

                                                                         SINCE
                                                                       INCEPTION
                          PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS   8/15/84
================================================================================
Return Before Taxes         -10.75%         23.35%          7.12%       3.45%

Return After Taxes on       -10.88%         22.46%          6.74%       3.06%

Distributions
Return After Taxes on
Distributions
and Sale of Fund Shares      -6.81%         20.27%          6.05%       2.80%
--------------------------------------------------------------------------------
S&P 500(R) Index* (reflects
no deduction for fees,
expenses, or taxes)          10.87%         -2.30%         12.07%      13.08%+
--------------------------------------------------------------------------------
Philadelphia Gold & Silver
Index* (reflects no
deduction for fees,
expenses, or taxes)          -7.69%          9.67%          0.39%         N/A
--------------------------------------------------------------------------------
London Gold* (reflects no
deduction for fees, expenses,
or taxes)                     4.65%          8.45%          1.29%       1.11%+
--------------------------------------------------------------------------------
Lipper Gold Funds Index**
(reflects no deduction for   -6.16%         18.47%          1.82%       3.31%+
taxes)
================================================================================

[FOOTNOTES]
* The S&P 500 Index is a broad-based composite unmanaged index that represents the weighted average performance of a group of 500 widely held, publicly traded stocks. The Philadelphia Gold & Silver Index is an index representing nine holdings in the gold and silver sector, typically referred to as the XAU. London Gold represents the performance of gold bullion by tracking the price of gold set in London.

** The Lipper Gold Funds Index tracks the total return performance of the 10 largest funds within the Gold-Oriented Funds category. This category includes funds that invest at least 65% of their equity portfolio in shares of gold mines, gold-oriented mining finance houses, gold coins, or bullion.

+ The performance of the S&P 500 Index, London Gold, and Lipper Gold Funds Index is calculated with a commencement date of July 31, 1984, while the Fund's inception date is August 15, 1984. There may be a slight variation in the comparative performance numbers because of this difference.

USAA Precious Metals and Minerals Fund - 6

--------------------------------------------------------------------------------

          CURRENT PRICE AND TOTAL RETURN INFORMATION

          Please consider performance information in light of the Fund's investment objectives and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price and total return information for the Fund through our USAA.COM Web site once you have established Internet access. See page 19 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

          Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

          ================================================
          [ARROW]      FUND NUMBER                    50
          [ARROW]      TICKER SYMBOL               USAGX
          [ARROW]      NEWSPAPER SYMBOL           PrecMM
          ================================================

FEES AND EXPENSES

          The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

          SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

          There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

                                                                  7 - Prospectus

USAA PRECIOUS METALS AND MINERALS FUND
--------------------------------------------------------------------------------

          ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

          Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the past fiscal year ended May 31, 2005, and are calculated as a percentage of average net assets.

         MANAGEMENT     DISTRIBUTION       OTHER           TOTAL ANNUAL
           FEES        (12B-1) FEES      EXPENSES       OPERATING EXPENSES
        --------------------------------------------------------------------
           .78%a           None            .48%                1.26%b

[FOOTNOTES]

  a A performance fee adjustment increased the base management fee of 0.75% by 0.03% for the most recent fiscal year ended May 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Gold Funds Index. See page 12 for more information about the calculation of the performance fee adjustment.

  b Through arrangements with the Fund's custodian and other banks utilized by the Funds for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions, the total annual operating expenses were 1.23%.

     ===========================================================================
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ===========================================================================

          EXAMPLE

          This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                   ------------------------------------------
                       $128      $400     $692     $1,523

USAA Precious Metals and Minerals Fund - 8

--------------------------------------------------------------------------------

FUND INVESTMENTS

          PRINCIPAL INVESTMENT STRATEGIES AND RISKS

          [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

          The Fund's principal investment strategy is to invest at least 80% of its assets during normal market conditions in equity securities of domestic and foreign companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

          Since the majority of the Fund's assets will be invested in companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, the Fund may be subject to greater risks and greater market fluctuations than other funds with a portfolio of securities representing a broader range of investment objectives. We define "principally engaged" to mean that a majority of a company's revenue, earnings, or cash flow comes from the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds, or that a majority of a company's asset value as determined by the investment adviser comes from gold and other precious metals and minerals, such as platinum, silver, and diamonds.

          If we believe the outlook for these types of securities is unattractive, as a temporary defensive measure, we may invest up to
          100% of the Fund's assets in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

          VOLATILITY OF PRECIOUS METALS AND MINERALS SECURITIES. Precious metals and minerals securities involve additional risk because of commodity price volatility and the increased impact such volatility has on the profitability of precious metals and minerals companies. However, since the market action of such securities has tended to move independently of the broader financial markets, the addition of precious metals and

                                                                  9 - Prospectus

USAA PRECIOUS METALS AND MINERALS FUND
--------------------------------------------------------------------------------

          minerals securities to your portfolio may reduce overall fluctuations in portfolio value.

          [ARROW] WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

          We may invest the remainder of the Fund's assets in equity securities of natural resource companies, such as those engaged in exploration, production, or processing of base metals, oil, coal, or forest products.

          STOCK MARKET RISK. Because this Fund invests in equity securities, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

          MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

          [ARROW] WILL THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

          We may invest the Fund's assets in foreign securities purchased in either foreign or U.S. markets.

          FOREIGN INVESTING RISK. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

          * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

          *    POLITICAL RISK.  Political risk includes a greater  potential for
               coups  d'etat,   revolts,   and   expropriation  by  governmental
               organizations.

USAA Precious Metals and Minerals Fund - 10

--------------------------------------------------------------------------------

          [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

          We look for well-managed and prudently financed low-cost producers with good production or reserve growth potential that sell at a reasonable valuation on a risk-adjusted basis. We will sell these securities when they no longer meet these criteria.

          For additional information about investment policies and the types of securities in which we may invest the Fund's assets, see ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES on page 33.


FUND MANAGEMENT

          USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     ============================================================
     [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
              USAA INVESTMENT MANAGEMENT COMPANY
              APPROXIMATELY $52 BILLION AS OF AUGUST 31, 2005
     ============================================================

          We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory contracts agreements is available in the Fund's annual report to shareholders.

          For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Gold Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.
                                                                 11 - Prospectus

USAA PRECIOUS METALS AND MINERALS FUND
--------------------------------------------------------------------------------

          The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

          The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

     OVER/UNDER PERFORMANCE                     ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX                    (IN BASIS POINTS AS A PERCENTAGE
       (IN BASIS POINTS) 1                  OF THE FUND'S AVERAGE NET ASSETS)
     ========================================================================
             +/- 100 to 400                               +/- 4
             +/- 401 to 700                               +/- 5
           +/- 701 and greater                            +/- 6

[FOOTNOTE]
     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

          Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Gold Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the base management fee of 0.75% by 0.03%.

          In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

          PORTFOLIO MANAGER

          Mark W. Johnson, CFA, assistant vice president of Equity Investments, has managed the Fund since January 1994. He has 31 years of investment management experience and has worked for us for 17 years. Mr.

USAA Precious Metals and Minerals Fund - 12

--------------------------------------------------------------------------------

          Johnson earned the Chartered Financial Analyst (CFA) designation in 1978 and is a member of the CFA Institute and the CFA Society of San Antonio. He holds an M.B.A. and a B.B.A. from the University of Michigan.

          The   statement  of   additional   information   provides   additional
          information about the portfolio manager's compensation, other accounts managed, and ownership of Fund securities.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

          THE IDEA BEHIND MUTUAL FUNDS

          Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

          USING FUNDS IN AN INVESTMENT PROGRAM

          In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

          You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance

                                                                 13 - Prospectus

USAA PRECIOUS METALS AND MINERALS FUND
--------------------------------------------------------------------------------

          for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

          EXCESSIVE SHORT-TERM TRADING

          The USAA family of funds generally is not intended as short-term investment vehicles (except for the money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

          Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

          To deter such trading activities, the USAA family of funds' policies and procedures include:

          * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calender year (except for the money market funds, the USAA
               Short-Term Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 24.

          * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

          * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates


USAA Precious Metals and Minerals Fund - 14

--------------------------------------------------------------------------------

               their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities, and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

          THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
          ORDERS AND LIMIT TRADING IN ACCOUNTS

          The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

          The following transactions are exempt from the excessive short-term trading activity policies described above:

          * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

          *    Purchases   and  sales   pursuant  to  automatic   investment  or
               withdrawal plans; and

          * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

                                                                  15- Prospectus

USAA PRECIOUS METALS AND MINERALS FUND
--------------------------------------------------------------------------------

          If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

          The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

          Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining client orders. Currently, such intermediaries are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the intermediary to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading through these omnibus accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the intermediary to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.

HOW TO INVEST

          OPENING AN ACCOUNT

          You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

USAA Precious Metals and Minerals Fund - 16

--------------------------------------------------------------------------------

          As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the NAV.

          TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

          If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

          TAX ID NUMBER

          Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 28 for additional tax information.

          EFFECTIVE DATE

          When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

                                                                 17 - Prospectus
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USAA PRECIOUS METALS AND MINERALS FUND
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          The Fund or the Fund's  transfer agent may enter into  agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an
          order  when  an  authorized   Servicing   Agent  receives  the  order.
          Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

          The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order by the Fund, with payment for the order being made on the next business day.

          If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

          MINIMUM INVESTMENTS

          INITIAL PURCHASE

          * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

               Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

          ADDITIONAL PURCHASES

          *    $50 minimum per transaction, per account.

          AUTOMATIC INVESTING

          * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

USAA Precious Metals and Minerals Fund - 18

--------------------------------------------------------------------------------

               There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

          HOW TO PURCHASE BY . . .

          INTERNET ACCESS - USAA.COM

          * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 to obtain a personal identification number (PIN) or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

          MAIL

          *    To open an account, send your application and check to:

                    REGULAR MAIL:
                    USAA Investment Management Company
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

          * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                    REGULAR MAIL:
                    USAA Investment Management Company
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

                                                                 19 - Prospectus
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USAA PRECIOUS METALS AND MINERALS FUND
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                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

          BANK WIRE

          * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

          ELECTRONIC FUNDS TRANSFER (EFT)

          * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

          PHONE 800-531-8448 (IN SAN ANTONIO, 456-7202)

          * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

          USAA TOUCHLINE(R)800-531-8777 (IN SAN ANTONIO, 498-8777)

          * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Service Agreement (ESA) and EFT Buy/Sell authorization on file.

          USAA BROKERAGE SERVICES 800-531-8343 (IN SAN ANTONIO, 456-7214)

          * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

USAA Precious Metals and Minerals Fund - 20

--------------------------------------------------------------------------------

HOW TO REDEEM

          You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

          We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

          HOW TO REDEEM BY . . .

          INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE (R)

          *   Access USAA.COM.

                                                                 21 - Prospectus
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USAA PRECIOUS METALS AND MINERALS FUND
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          *    Send your written instructions to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

          * Send a signed fax to 800-292-8177, or send a telegram to USAA Shareholder Account Services.

          * Call toll free 800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

          * Call toll free 800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

          Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/othertaxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

          USAA BROKERAGE SERVICES

          * Call toll free 800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

USAA Precious Metals and Minerals Fund - 22

--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

          ACCOUNT BALANCE

          USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchas ing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

          FUND RIGHTS

          The Fund reserves the right to:

          * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

          * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

          * Calculate the NAV per share on a business day that the NYSE is closed;

          * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

          *    Redeem an account with less than $900, with certain  limitations;
               and

          * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

                                                                 23 - Prospectus
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USAA PRECIOUS METALS AND MINERALS FUND
--------------------------------------------------------------------------------

EXCHANGES

          EXCHANGE PRIVILEGE

          The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

          Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          The  Fund  has  undertaken  certain  procedures   regarding  telephone
          transactions as described on page 22.

          EXCHANGE LIMITATIONS

          To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds).

USAA Precious Metals and Minerals Fund - 24

--------------------------------------------------------------------------------

          However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 15.

          For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

          * Transactions done under automatic purchase plans and systematic withdrawal plans;

          * Transactions done to meet minimum distribution requirements from retirement accounts; and

          * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

          In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

          SHARE PRICE CALCULATION

          The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ======================================================================
                                        TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW]   NAV PER SHARE       =    ---------------------------------
                                                NUMBER OF SHARES
                                                   OUTSTANDING
     ======================================================================

                                                                 25 - Prospectus
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USAA PRECIOUS METALS AND MINERALS FUND
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          VALUATION OF SECURITIES

          Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

          Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we will monitor for events that would materially affect the value of the Fund's foreign securities. If we determine a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

          Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

USAA Precious Metals and Minerals Fund - 26

--------------------------------------------------------------------------------

          Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued on the basis of last sale prices.

          Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

          Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influences the market in which the securities are purchased and sold.

          For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

          DIVIDENDS AND OTHER DISTRIBUTIONS

          The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

          We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net

                                                                 27 - Prospectus
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USAA PRECIOUS METALS AND MINERALS FUND
--------------------------------------------------------------------------------

          investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or distribution. Some or all of these distributions are subject to taxes.

     ===========================================================================
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS  TO SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ===========================================================================

          We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share. This may not apply to IRA accounts.

          TAXES

          This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to the gain on an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through May 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

USAA Precious Metals and Minerals Fund - 28

--------------------------------------------------------------------------------

          FOREIGN

          The Fund may be subject to foreign withholding or other taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund. As a shareholder of the Fund, you would be entitled to treat the foreign income taxes withheld as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign income taxes withheld as an itemized deduction in computing taxable income rather than as a tax credit. You will not be entitled to a foreign tax credit for taxes paid to certain countries; however, if the Fund otherwise qualifies for the Foreign Election, a deduction for such taxes will be available to shareholders of the Fund. It is anticipated that the Fund will make the Foreign Election.

          SHAREHOLDER TAXATION

          Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

          Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.
                                                                29 - Prospectus
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USAA PRECIOUS METALS AND MINERALS FUND
--------------------------------------------------------------------------------

          WITHHOLDING

          Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number (together with the withholding described in the next clause, "backup withholding") and
          (2) those dividends and distributions otherwise payable to any such shareholder who:

          *    Underreports dividend or interest income or

          * Fails to certify that he or she is not subject to backup withholding.

          To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

          REPORTING

          The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

          SHAREHOLDER MAILINGS

          HOUSEHOLDING

          Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

          ELECTRONIC DELIVERY

          Log  on  to  USAA.COM  and  sign  up  to  receive   your   statements,
          confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

USAA Precious Metals and Minerals Fund - 30

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

          The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

          The information for the fiscal years ended May 31, 2005 through 2003, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, are included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2003, was audited by another independent registered public accounting firm.

                                                                 31 - Prospectus

USAA PRECIOUS METALS AND MINERALS FUND
--------------------------------------------------------------------------------

                                         YEAR ENDED MAY 31,
                         -------------------------------------------------------
                            2005     2004       2003        2002        2001
                         -------------------------------------------------------
Net asset value at
 beginning of period     $   14.52  $   10.70  $   11.71  $    5.84  $   4.87
                         -------------------------------------------------------
Income (loss) from
 investment operations:
  Net investment income
   (loss)(a)                   .01       (.07)       .02       (.01)      .01
  Net realized and
   unrealized gain
   (loss)(a)                  (.78)      4.75       (.65)      5.93       .98
                         -------------------------------------------------------
Total from investment
 operations (a)               (.77)      4.68       (.63)      5.92       .99
                         -------------------------------------------------------
Less distributions:
  From net investment
   income                      -         (.86)      (.38)      (.05)     (.02)
  From realized capital
   gains                     (.15)         -          -         -         -
                         -------------------------------------------------------
Total distributions          (.15)       (.86)      (.38)      (.05)     (.02)
                         -------------------------------------------------------
Net asset value
 at end of period        $   13.60  $   14.52  $   10.70  $   11.71  $   5.84
                         =======================================================
Total return (%)*            (5.39)     42.39      (5.11)    101.95     20.50

Net assets at end
 of period (000)         $ 275,768  $ 291,609  $ 156,192  $ 149,679  $ 70,459

Ratio of expenses
 to average net
 assets (%)**(b)              1.26       1.26       1.47       1.56      1.68

Ratio of net investment
 income (loss) to average
 net assets (%)**              .06       (.49)       .20       (.16)      .17

Portfolio turnover (%)       26.74      27.09      31.39      40.61     52.74


* Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

** For the year ended May 31, 2005, average nets assets were $305,358,000.

(a)Calculated using average shares. For the year ended May 31, 2005, average shares were 20,759,000.

(b)Reflects total operating expenses of the Fund before any reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                               (03%)     (.03%)     (.00%)+    (.00%)+   (.00%)+

   + Represents less than 0.01% of average net assets.

USAA Precious Metals and Minerals Fund - 32

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUND'S
INVESTMENT POLICIES

          THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE PRECIOUS METALS AND MINERALS FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

          AMERICAN DEPOSITARY RECEIPTS (ADRS)

          The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

          CONVERTIBLE SECURITIES

          The Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

          FORWARD CURRENCY CONTRACTS

          The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

                                                                 33 - Prospectus

USAA PRECIOUS METALS AND MINERALS FUND
--------------------------------------------------------------------------------

          FUTURES

          Under certain circumstances, the Fund may buy and sell certain types of futures contracts. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a treasury bond or an index of securities, at a future time at a specified price. For more information on futures, see the statement of additional information.

          GLOBAL DEPOSITARY RECEIPTS (GDRS)

          The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

          LENDING OF SECURITIES

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

          MONEY MARKET INSTRUMENTS

          The Fund's assets may be invested in investment-grade U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obliga-

USAA Precious Metals and Minerals Fund - 34

--------------------------------------------------------------------------------

          tions. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

          OTHER INVESTMENT COMPANIES

          The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

          REPURCHASE AGREEMENTS

          The Fund's assets may be invested in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the underlying collateral.

          The Fund maintains custody of the underlying obligations prior to its repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

                                                                 35 - Prospectus

USAA PRECIOUS METALS AND MINERALS FUND
--------------------------------------------------------------------------------

          WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

          The Fund's assets may be invested in debt securities offered on a when-issued or delayed-delivery basis.

          * Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

          *    The  Fund  does  not  earn  interest  on  the  securities   until
               settlement, and the market value of the securities may fluctuate between purchase and settlement.

          *    Such securities can be sold before settlement date.

          ASSET COVERAGE

          The Fund's assets may be invested, as described above, in futures, as well as when-issued and delayed-delivery securities, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to the contracts or securities.

          ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

USAA Precious Metals and Minerals Fund - 36

                                     NOTES

                                     NOTES

                                     NOTES

                                     NOTES

                       INVESTMENT      USAA Investment Management Company
                         ADVISER,      P.O. Box 659453
                   ADMINISTRATOR,      San Antonio, Texas 78265-9825
                     UNDERWRITER,
                  AND DISTRIBUTOR

                   TRANSFER AGENT      USAA Shareholder Account Services
                                       P.O. Box 659453
                                       San Antonio, Texas 78265-9825


                    CUSTODIAN AND      State Street Bank and Trust Company
                 ACCOUNTING AGENT      P.O. Box 1713
                                       Boston, Massachusetts 02105


                        TELEPHONE      Call toll free - Central Time
                 ASSISTANCE HOURS      Monday - Friday 7 a.m. to 10 p.m.
                                       Saturday 8:30 a.m. to 5 p.m.
                                       Sunday 10:30 a.m. to 7 p.m.


                      FOR ACCOUNT      800-531-8448, in San Antonio, 456-7202
                       SERVICING,
                    EXCHANGES, OR
                      REDEMPTIONS

                  RECORDED MUTUAL      24-hour Service (from any phone)
                FUND PRICE QUOTES      800-531-8066, in San Antonio, 498-8066


                      MUTUAL FUND      (from touch-tone phones only)
                USAA TOUCHLINE(R)      For account balance, last transactions,
                                       fund prices, or to exchange/redeem
                                       fund shares
                                       800-531-8777, in San Antonio, 498-8777


                  INTERNET ACCESS      USAA.COM

                                                                       [GRAPHIC]
                                                                        Recycled
                                                                         Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                    U.S. Postage
                                                                PAID
                                                                USAA
                                                            ---------------
Receive this document
and others electronically.
Sign up at USAA.COM.

--------------------------------------------------------------------------------

          If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the
          Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations combined with the lack of investor demand.

          To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

-------------------------------------------------------------------------------

          [USAA      WE KNOW WHAT IT MEANS TO SERVE(R).
          EAGLE     ------------------------------------
          LOGO (R)]    INSURANCE  *  MEMBER SERVICES



23446-1005   Investment Company Act File No. 811-4019  (C)2005, USAA. All rights reserved.

                                    Part A


                               Prospectus for the
                                World Growth Fund
                               is included herein

[USAA
EAGLE
LOGO (R)]


                         USAA   WORLD GROWTH Fund



                         USAA
                  Investments

                                    [GRAPHIC OMITTED]

                   One of the
                  USAA Family
                   of No-Load
                 Mutual Funds



                                P  R  O  S  P  E  C  T  U  S

--------------------------------------------------------------------------------

              October 1, 2005   As with other mutual funds,  the  Securities and
                                Exchange   Commission   has  not   approved   or
                                disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                                Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?                                            2

WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?                                                      2

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?                                            3

FEES AND EXPENSES                                                  7

FUND INVESTMENTS                                                   9

FUND MANAGEMENT                                                   11

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM                                                14

HOW TO INVEST                                                     18

HOW TO REDEEM                                                     22

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS                                                   24

EXCHANGES                                                         25

SHAREHOLDER INFORMATION                                           26

FINANCIAL HIGHLIGHTS                                              32

ADDITIONAL INFORMATION ABOUT THE
FUND'S INVESTMENT POLICIES                                        34

                                                                  1 - Prospectus

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?

          The Fund has an objective of capital appreciation. We are the Fund's investment adviser. We have retained MFS Investment Management (MFS) to serve as subadviser of the Fund. MFS will attempt to achieve this objective by investing the Fund's assets mostly in a mix of foreign (including emerging market) and domestic equity securities. Under normal market conditions, the Fund's investments will be diversified in at least three countries, one of which is the United States.

          Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 9 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?

          The principal risks of investing in this Fund are stock market risk, foreign investing risk, and management risk.

          * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations.

          * FOREIGN INVESTING RISK involves the possibility that the value of the Fund's investments in foreign securities will decrease because of currency exchange rate fluctuations, foreign market illiquidity, emerging market risk, increased price volatility, uncertain political conditions, and other factors.

          * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results.

USAA World Growth Fund - 2

--------------------------------------------------------------------------------

          Another risk of the Fund described later in the prospectus is the risk of investing in over-the-counter markets.

          As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

          An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

          Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund. Because the Fund invests in foreign markets, this Fund is expected to be more volatile than the average equity mutual fund.

          The  following  bar  chart   illustrates  the  Fund's  volatility  and
          performance from year to year for each full calendar year over the past ten years.

          TOTAL RETURN

          All mutual funds must use the same formula to calculate TOTAL RETURN.

     ===========================================================================
     [ARROW] TOTAL RETURN  MEASURES  THE PRICE  CHANGE IN  A SHARE  ASSUMING THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ===========================================================================

                                                                  3 - Prospectus

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

[BAR CHART]
                           CALENDAR YEAR   TOTAL RETURN
                              1995           12.85%
                              1996           19.08%
                              1997           12.87%
                              1998           10.37%
                              1999           30.73%
                              2000          -11.20%
                              2001          -17.50%
                              2002          -15.97%
                              2003           27.73%
                              2004           18.32%

                           SIX-MONTH YTD TOTAL RETURN
                                -2.46% (6/30/05)

          BEST QUARTER*                           WORST QUARTER*
          20.60% 4th Qtr. 1998             -18.95% 3rd Qtr. 1998

          * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

          The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

USAA World Growth Fund - 4

--------------------------------------------------------------------------------

          After-tax   returns  are  calculated  using  the  historical   highest
          individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the following page are not relevant to you.

          Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

          This may be particularly true for the period prior to June 28, 2002, which is the date on which MFS assumed day-to-day management of the Fund's assets. Prior to that date, IMCO was solely responsible for managing the Fund's assets.

                                                                  5 - Prospectus

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2004

                                                                        SINCE
                                                                      INCEPTION
                      PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS     10/1/92
================================================================================
Return Before Taxes       18.32%        -1.43%          7.37%           8.16%

Return After Taxes
on Distributions          18.09%        -1.68%          6.46%           7.33%

Return After Taxes
on Distributions and
Sale of Fund Shares       12.58%        -1.21%          6.08%           6.88%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International (MSCI)
World Index* (reflects
no deduction for fees,
expenses, or taxes)       14.72%        -2.45%          8.09%           8.75%+
--------------------------------------------------------------------------------
Lipper Global Funds
Index** (reflects no
deduction for taxes)      14.38%        -1.10%          8.21%           9.11%+
===============================================================================-

[FOOTNOTES]
* The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

** The Lipper Global Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

+ The performance of the MSCI World Index and the Lipper Global Funds Index is calculated with a commencement date of September 30, 1992, while the Fund's inception date is October 1, 1992. There may be a slight variation in the comparative performance numbers because of this difference.

USAA World Growth Fund - 6

--------------------------------------------------------------------------------

          CURRENT PRICE AND TOTAL RETURN INFORMATION

          Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price and total return information for this Fund through our USAA.COM Web site once you have established Internet access. See page 20 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

          Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

              ===============================================
               [ARROW]     FUND NUMBER                54
               [ARROW]     TICKER SYMBOL           USAWX
               [ARROW]     NEWSPAPER SYMBOL        WldGr
              ===============================================

FEES AND EXPENSES

          The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

          SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

          There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

                                                                  7 - Prospectus

USAA WORLD GROWTH
--------------------------------------------------------------------------------

          ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

          Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the past fiscal year ended May 31, 2005, and are calculated as a percentage of average net assets.

        MANAGEMENT       DISTRIBUTION      OTHER           TOTAL ANNUAL
           FEES         (12B-1) FEES      EXPENSES       OPERATING EXPENSES
      ----------------------------------------------------------------------
             .77%a             None           .54%               1.31%b

[FOOTNOTES]
  a A performance fee adjustment increased the base management fee of 0.75% by 0.02% for the most recent fiscal year ended May 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Global Funds Index. See pages 12-13 for more information about the calculation of the performance fee adjustment.

  b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions, the total annual operating expenses were 1.30%.

     ===========================================================================
     [ARROW] 12B-1  FEES  SOME  MUTUAL  FUNDS  CHARGE  THESE  FEES  TO PAY  FOR
             ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ===========================================================================

          EXAMPLE

          This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                 1 YEAR  3 YEARS   5 YEARS   10 YEARS
               ----------------------------------------
                  $133     $415      $718     $1,579

USAA World Growth Fund - 8

--------------------------------------------------------------------------------

FUND INVESTMENTS

          PRINCIPAL INVESTMENT STRATEGIES AND RISKS

          [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

          The Fund's principal investment strategy is the investment of its assets primarily in equity securities of both foreign and domestic issuers. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

          As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

          STOCK MARKET RISK. Because this Fund invests in equity securities, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

          OVER-THE-COUNTER (OTC) RISK. OTC transactions involve risk in addition to those incurred in transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

          MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager of man-agers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and

                                                                  9 - Prospectus

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

          higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

          [ARROW] WHY ARE FOREIGN AND DOMESTIC STOCKS COMBINED IN THE FUND'S PORTFOLIO?

          MFS believes that international diversification may have a balancing impact with regard to domestic investments during periods of adverse economic and market conditions in the United States. Therefore, the Fund combines the advantages of investing in a diversified international market and domestic market, with the convenience and liquidity of a mutual fund based in the United States.

          FOREIGN INVESTING RISK. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

          * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

          *    POLITICAL RISK.  Political risk includes a greater  potential for
               coups  d'etat,   revolts,   and   expropriation  by  governmental
               organizations.

          [ARROW] ARE THERE ANY RESTRICTIONS AS TO THE TYPES OF BUSINESSES OR OPERATIONS OF COMPANIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED?

          No, there are no restrictions except that MFS may not invest more than 25% of the Fund's total assets in any one industry. Under normal market conditions, the Fund's investments will be diversified in at least three countries, one of which is the United States.

USAA World Growth Fund - 10

--------------------------------------------------------------------------------

          [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

          MFS seeks to outperform the MSCI World Index by identifying investment opportunities that offer above-average growth at attractive valuations. MFS relies on Original ResearchSM by its large group of equity research analysts to attract and identify investment opportunities across industries and countries.

          MFS intends to keep the Fund well diversified and manage risk by investing across several countries and a wide range of industries. Country and currency weightings fall out of this stock selection process and are typically not actively managed.

          For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES on page 34.

FUND MANAGEMENT

          USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     ========================================================
     [ARROW] TOTAL ASSETS UNDER MANAGEMENT BY
             USAA INVESTMENT MANAGEMENT COMPANY
             APPROXIMATELY $52 BILLION AS OF AUGUST 31, 2005
     ========================================================

          We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory agreements is available in the Fund's annual report to shareholders.

          The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets.

                                                                 11 - Prospectus

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

          We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

          For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Global Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

          The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

          The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

         OVER/UNDER PERFORMANCE                  ANNUAL ADJUSTMENT RATE
           RELATIVE TO INDEX                (IN BASIS POINTS AS A PERCENTAGE
          (IN BASIS POINTS) 1               OF THE FUND'S AVERAGE NET ASSETS)
        ----------------------------------------------------------------------
             +/- 100 to 400                               +/- 4
             +/- 401 to 700                               +/- 5
          +/- 701 and greater                             +/- 6

[FOOTNOTE]
     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

USAA World Growth Fund - 12

--------------------------------------------------------------------------------

          Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the base management fee of 0.75% by 0.02%.

          In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

          We have entered into an Investment Subadvisory Agreement with MFS, under which MFS provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

          MFS, a registered investment adviser, is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. As of June 30, 2005, net assets under the management of MFS were approximately $150 billion. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

          MFS is compensated directly by IMCO and not by the Fund.

          PORTFOLIO MANAGERS

          David R. Mannheim, senior vice president and global equity portfolio manager, has 21 years of investment management experience and has worked for MFS for 17 years. Mr. Mannheim holds a master's of science degree in management from the Massachusetts Institute of Technology and a bachelor's degree in economics from Amherst College.

          Simon Todd, ASIP, CFA, vice president and global equity research analyst, began co-managing the Fund in April 2005. He joined MFS in 2000. Prior to joining MFS, he was a U.K. and European equity analyst for Phillips & Drew in London for three years. Mr. Todd is a member of the Society of Investment Professionals (ASIP) and the CFA Institute. He received an MA, with honors, from Oxford University, Brasenose College.

                                                                 13 - Prospectus

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

          The   statement  of   additional   information   provides   additional
          information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.

          CHANGE OF SUBADVISERS

          We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

          THE IDEA BEHIND MUTUAL FUNDS

          Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

          USING FUNDS IN AN INVESTMENT PROGRAM

          In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual

USAA World Growth Fund - 14

--------------------------------------------------------------------------------

          securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

          You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

          EXCESSIVE SHORT-TERM TRADING

          The USAA family of funds generally is not intended as short-term investment vehicles (except for the money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

          Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

          To deter such trading activities, the USAA family of funds' policies and procedures include:

          * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calendar year (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 25.

                                                                 15 - Prospectus

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

          * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

          * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities, and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund's NAV.

          THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
          ORDERS AND LIMIT TRADING IN ACCOUNTS

          The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

          The following transactions are exempt from the excessive short-term trading activity policies described above:

USAA World Growth Fund - 16

--------------------------------------------------------------------------------

          * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

          *    Purchases   and  sales   pursuant  to  automatic   investment  or
               withdrawal plans; and

          * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

          If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

          The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

          Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining client orders. Currently, such intermediaries are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the intermediary to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading through these omnibus accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the intermediary to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.

                                                                 17 - Prospectus

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

HOW TO INVEST

          OPENING AN ACCOUNT

          You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

          As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

          TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

          If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

          TAX ID NUMBER

          Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 29 for additional tax information.

USAA World Growth Fund - 18

--------------------------------------------------------------------------------

          EFFECTIVE DATE

          When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

          The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

          The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order by the Fund, with payment for the order being made on the next business day.

          If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

          MINIMUM INVESTMENTS

          INITIAL PURCHASE

          * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

                                                                 19 - Prospectus

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

               Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

          ADDITIONAL PURCHASES

          *    $50 minimum per transaction, per account.

          AUTOMATIC INVESTING

          * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

               There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

          HOW TO PURCHASE BY...

          INTERNET ACCESS - USAA.COM

          * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 to obtain a personal identification number (PIN) or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

          MAIL

          *    To open an account, send your application and check to:

                    REGULAR MAIL:
                    USAA Investment Management Company
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

USAA World Growth Fund - 20

--------------------------------------------------------------------------------

                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

          * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                    REGULAR MAIL:
                    USAA Investment Management Company
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

          BANK WIRE

          * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

          ELECTRONIC FUNDS TRANSFER (EFT)

          * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

          PHONE 800-531-8448 (IN SAN ANTONIO, 456-7202)

          * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

          USAA TOUCHLINE(R)800-531-8777 (IN SAN ANTONIO, 498-8777)

          * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund

                                                                 21 - Prospectus

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

               in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

          USAA BROKERAGE SERVICES 800-531-8343 (IN SAN ANTONIO, 456-7214)

          * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

          You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

          We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED

USAA World Growth Fund - 22

--------------------------------------------------------------------------------

          FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

          HOW TO REDEEM BY...

          INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

          *    Access USAA.COM.

          *    Send your written instructions to:

                    REGULAR MAIL:
                    USAA Investment Management Company
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

          * Send a signed fax to 800-292-8177, or send a telegram to USAA Shareholder Account Services.

          * Call toll free 800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

          * Call toll free 800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

          Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/othertaxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone commu-
                                                                 23 - Prospectus

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

          nications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

          USAA BROKERAGE SERVICES

          * Call toll free 800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

          ACCOUNT BALANCE

          USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

          FUND RIGHTS

          The Fund reserves the right to:

          * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

          * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

          * Calculate the NAV per share on a business day that the NYSE is closed;

          * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness

USAA World Growth Fund - 24

--------------------------------------------------------------------------------

               of a signature  authorization  is in question  (the  statement of
               additional   information   contains   information  on  acceptable
               guarantors);

          *    Redeem an account with less than $900, with certain  limitations;
               and

          * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

EXCHANGES

          EXCHANGE PRIVILEGE

          The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

          Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          The  Fund  has  undertaken  certain  procedures   regarding  telephone
          transactions as described on page 23.

                                                                 25 - Prospectus

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

          EXCHANGE LIMITATIONS

          To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 16.

          For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

          * Transactions done under automatic purchase plans and systematic withdrawal plans;

          * Transactions done to meet minimum distribution requirements from retirement accounts; and

          * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

          In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

          SHARE PRICE CALCULATION

          The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each

USAA World Growth Fund - 26

--------------------------------------------------------------------------------

          day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ================================================================
                                   TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW]  NAV PER SHARE  =     --------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ================================================================

          VALUATION OF SECURITIES

          Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

          Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect

                                                                 27 - Prospectus

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

          what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

          Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

          Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

          Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

          Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influences the market in which the securities are purchased and sold.

          For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

          DIVIDENDS AND OTHER DISTRIBUTIONS

          The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each

USAA World Growth Fund - 28

--------------------------------------------------------------------------------

          year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

          We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

     ===========================================================================
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO  SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ===========================================================================

          We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share. This may not apply to IRA accounts.

          TAXES

          This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to the gain on an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through May 31, 2009, of capital assets it holds for more than one year.

                                                                 29 - Prospectus

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

          Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

          FOREIGN

          The Fund may be subject to foreign withholding or other taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund. As a shareholder of the Fund, you would be entitled to treat the foreign income taxes withheld as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign income taxes withheld as an itemized deduction in computing taxable income rather than as a tax credit. You will not be entitled to a foreign tax credit for taxes paid to certain countries; however, if the Fund otherwise qualifies for the Foreign Election, a deduction for such taxes will be available to shareholders of the Fund. It is anticipated that the Fund will make the Foreign Election.

          SHAREHOLDER TAXATION

          Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

          Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

USAA World Growth Fund - 30

--------------------------------------------------------------------------------

          WITHHOLDING

          Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number (together with the withholding described in the next clause, "backup withholding") and
          (2) those dividends and distributions otherwise payable to any such shareholder who:

          *    Underreports dividend or interest income or

          * Fails to certify that he or she is not subject to backup withholding.

          To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

          REPORTING

          The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

          SHAREHOLDER MAILINGS

          HOUSEHOLDING

          Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

          ELECTRONIC DELIVERY

          Log  on  to  USAA.COM  and  sign  up  to  receive   your   statements,
          confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

                                                                 31 - Prospectus

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

          The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

          The information for the fiscal years ended May 31, 2005 through 2003, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2003, was audited by another independent registered public accounting firm.

USAA World Growth Fund - 32

--------------------------------------------------------------------------------

                                          YEAR ENDED MAY 31,
                         -------------------------------------------------------
                            2005       2004       2003      2002       2001
                         -------------------------------------------------------
Net asset value at
 beginning of period     $   16.09  $   13.02  $   14.42  $   15.90  $   20.61
                         -------------------------------------------------------
Income (loss) from
 investment operations:
  Net investment income        .08        .08        .04        .03        .07
  Net realized and
    unrealized gain (loss)    1.78       3.03      (1.39)     (1.43)     (3.70)
                         -------------------------------------------------------
Total from investment
 operations                   1.86       3.11      (1.35)     (1.40)     (3.63)
                         -------------------------------------------------------
Less distributions:
  From net investment         (.08)      (.04)      (.05)      (.07)      (.07)
   income
  From realized capital       (.32)      -           -         (.01)     (1.01)
   gains
                         -------------------------------------------------------
Total distributions           (.40)      (.04)      (.05)      (.08)     (1.08)
                         -------------------------------------------------------
Net asset value
 at end of period        $   17.55  $   16.09  $   13.02  $   14.42  $   15.90
                         =======================================================
Total return (%)*            11.54      23.87      (9.32)     (8.79)    (18.83)

Net assets at end
 of period (000)         $ 330,792  $ 288,629  $ 231,337  $ 276,019  $ 320,269

Ratio of expenses to
 average net assets (%)**(a)  1.31       1.32       1.53       1.40       1.14

Ratio of net investment
 income to average
 net assets (%)**              .50        .59        .35        .21        .41

Portfolio turnover (%)       36.49      56.13     138.42      51.18      38.30

* Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

**   For the year ended May 31, 2005, average net assets were $310,361,000.

(a) Reflects total operating expenses of the Fund before deductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                              (.01%)     (.02%)     (.00%)+    (.00%)+   (.00%)+

     + Represents less than 0.01% of average net assets.

                                                                 33 - Prospectus

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUND'S
INVESTMENT POLICIES

          THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE WORLD GROWTH FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

          AMERICAN DEPOSITARY RECEIPTS (ADRS)

          The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

          CONVERTIBLE SECURITIES

          The Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

          FORWARD CURRENCY CONTRACTS

          The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

USAA World Growth Fund - 34

--------------------------------------------------------------------------------

          GLOBAL DEPOSITARY RECEIPTS (GDRS)

          The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

          LENDING OF SECURITIES

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

          MONEY MARKET INSTRUMENTS

          The Fund's assets may be invested in investment-grade U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.
                                                                 35 - Prospectus

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

          OTHER INVESTMENT COMPANIES

          The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

          REPURCHASE AGREEMENTS

          The Fund's assets may be invested in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the underlying collateral.

          The Fund maintains custody of the underlying obligations prior to its repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

          ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

USAA World Growth Fund - 36

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                       INVESTMENT      USAA Investment Management Company
                         ADVISER,      P.O. Box 659453
                   ADMINISTRATOR,      San Antonio, Texas 78265-9825
                     UNDERWRITER,
                  AND DISTRIBUTOR

                   TRANSFER AGENT      USAA Shareholder Account Services
                                       P.O. Box 659453
                                       San Antonio, Texas 78265-9825


                    CUSTODIAN AND      State Street Bank and Trust Company
                 ACCOUNTING AGENT      P.O. Box 1713
                                       Boston, Massachusetts 02105


                        TELEPHONE      Call toll free - Central Time
                 ASSISTANCE HOURS      Monday - Friday 7 a.m. to 10 p.m.
                                       Saturday 8:30 a.m. to 5 p.m.
                                       Sunday 10:30 a.m. to 7 p.m.


                      FOR ACCOUNT      800-531-8448, in San Antonio, 456-7202
                       SERVICING,
                    EXCHANGES, OR
                      REDEMPTIONS

                  RECORDED MUTUAL      24-hour Service (from any phone)
                FUND PRICE QUOTES      800-531-8066, in San Antonio, 498-8066


                      MUTUAL FUND      (from touch-tone phones only)
                USAA TOUCHLINE(R)      For account balance, last transactions,
                                       fund prices, or to exchange/redeem
                                       fund shares
                                       800-531-8777, in San Antonio, 498-8777


                  INTERNET ACCESS      USAA.COM

                                                                       [GRAPHIC]
                                                                        Recycled
                                                                         Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                    U.S. Postage
                                                                PAID
                                                                USAA
                                                            ---------------
Receive this document
and others electronically.
Sign up at USAA.COM.

--------------------------------------------------------------------------------

          If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the
          Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations combined with the lack of investor demand.

          To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

-------------------------------------------------------------------------------

          [USAA      WE KNOW WHAT IT MEANS TO SERVE(R).
          EAGLE     ------------------------------------
          LOGO (R)]    INSURANCE  *  MEMBER SERVICES


23448-1005   Investment Company Act File No. 811-4019  (C)2005, USAA. All rights reserved.

                                     Part A

                              Prospectus for the
                                   GNMA Trust
                               is included herein

[USAA
EAGLE
LOGO (R)]

                        USAA  GNMA TRUST(R)



                        USAA
                 Investments

                                  [GRAPHIC OMITTED]

                  One of the
                 USAA Family
                  of No-Load
                Mutual funds


                              P  R  O  S  P  E  C  T  U  S
--------------------------------------------------------------------------------

             October 1, 2005  As with other mutual  funds,  the  Securities  and
                              Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
-------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?                                                   2

WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?                                                             2

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?                                                   3

FEES AND EXPENSES                                                         7

FUND INVESTMENTS                                                          8

FUND MANAGEMENT                                                          11

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM                                                       13

HOW TO INVEST                                                            16

HOW TO REDEEM                                                            21

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS                                                          23

EXCHANGES                                                                24

SHAREHOLDER INFORMATION                                                  25

FINANCIAL HIGHLIGHTS                                                     30

ADDITIONAL INFORMATION ABOUT THE FUND'S
INVESTMENT POLICIES                                                      32

                                                                  1 - Prospectus

USAA GNMA TRUST
------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?

          The Fund has an objective of providing investors a high level of current income consistent with preservation of principal. Our strategy to achieve this objective will be to normally invest at least 80% of the Fund's assets in Government National Mortgage Association (GNMA) securities backed by the full faith and credit of the U.S. government. These GNMA securities typically will take the form of pass-through certificates (which represent ownership in a pool of mortgage loans).

          Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 8 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?

          The principal risks of investing in this Fund are interest rate risk, prepayment risk, and management risk.

          * INTEREST RATE RISK involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

              IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

              IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

          * PREPAYMENT RISK involves the possibility that prepayments of mortgage-backed securities in the Fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund.

USAA GNMA Trust - 2
--------------------------------------------------------------------------------

          * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

          As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

          An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

          Yes, it could. In fact, the value of your investment in the Fund will fluctuate with the changing market values of the investments in the Fund. While the value of the securities in which the Fund invests have historically involved little credit risk, the market value of these securities is not guaranteed and will fluctuate inversely with changes in the general level of interest rates. The value of these securities will increase when interest rates decline and decrease when interest rates rise.

          The  following  bar  chart   illustrates  the  Fund's  volatility  and
          performance from year to year for each full calendar year over the past ten years.

          TOTAL RETURN

          All mutual funds must use the same formula to calculate TOTAL RETURN.

              =========================================================
                [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
              =========================================================

                                                                 3 - Prospectus

USAA GNMA TRUST
------------------------------------------------------------------------------

 [BAR CHART]

                    CALENDAR YEAR                  TOTAL RETURN
                         1995                         16.76%
                         1996                          2.94%
                         1997                          9.51%
                         1998                          8.26%
                         1999                         -3.61%
                         2000                         12.17%
                         2001                          7.15%
                         2002                          9.24%
                         2003                          2.01%
                         2004                          3.44%

                           SIX-MONTH YTD TOTAL RETURN
                                 1.71% (6/30/05)

               BEST QUARTER*                          WORST QUARTER*
               5.19% 2nd Qtr. 1995              -2.42% 1st Qtr. 1996

 * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


          The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

          After-tax   returns  are  calculated  using  the  historical   highest
          individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits

 USAA GNMA Trust - 4

-------------------------------------------------------------------------------

          the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown below are not relevant to you.

          Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2004

                                                                        SINCE
                                                                     INCEPTION
                        PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS     2/1/91
==============================================================================
Return Before Taxes        3.44%         6.74%          6.64%          6.65%

Return After Taxes
on Distributions           1.72%         4.48%          4.12%          4.05%

Return After Taxes
on Distributions and
Sale of Fund Shares        2.21%         4.38%          4.10%          4.08%
------------------------------------------------------------------------------
Lehman Brothers GNMA
30-Year Index* (reflects
no deduction for fees,
expenses, or taxes)        4.37%         7.01%          7.55%          7.32%+
------------------------------------------------------------------------------
Lipper GNMA Funds
Index** (reflects no
deduction for taxes)       3.29%         6.35%          6.75%          6.52%+
==============================================================================

[FOOTNOTES]
*    The   Lehman  Brothers   GNMA  30-Year  Index  is  an  unmanaged  index  of
     pass-through securities with an original maturity of 30 years.

** The Lipper GNMA Funds Index tracks the total return performance of the 10 largest funds within this category. This category includes funds that invest at least 65% of their assets in Government National Mortgage Association securities.

+ The performance of the Lehman Brothers GNMA 30-Year Index and the Lipper GNMA Funds Index is calculated with a commencement date of January 31, 1991, while the Fund's inception date is February 1, 1991. There may be a slight variation in the comparative performance numbers because of this difference.

                                                                  5 - Prospectus

USAA GNMA TRUST
-------------------------------------------------------------------------------

          YIELD

          All mutual funds must use the same formula to calculate YIELD. The Fund may advertise performance in terms of a 30-day yield quotation. The Fund's 30-day yield for the period ended December 31, 2004, was 4.32%.

          ======================================================================
          [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.
          ======================================================================

          CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

          Please consider performance information in light of the Fund's investment objectives and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price, yield, and total return information for this Fund through our USAA.COM Web site once you have established Internet access. See page 19 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

          Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

              =========================================================
                 [ARROW]     FUND NUMBER                58
                 [ARROW]     TICKER SYMBOL           USGNX
                 [ARROW]     NEWSPAPER SYMBOL         GNMA
              =========================================================

USAA GNMA Trust - 6
--------------------------------------------------------------------------------

FEES AND EXPENSES

          The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

          SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

          There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

          ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

          Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the past fiscal year ended May 31, 2005, and are calculated as a percentage of average net assets.

     MANAGEMENT             DISTRIBUTION        OTHER          TOTAL ANNUAL
        FEES                (12B-1) FEES       EXPENSES    OPERATING EXPENSES
     -------------------------------------------------------------------------
          .13%a                None              .35%             .48%b

[FOOTNOTES]
  a A performance fee adjustment increased the base management fee of 0.125% by 0.007% for the most recent fiscal year ended May 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper GNMA Funds Index. See page 12 for more information about the calculation of the performance fee adjustment.

  b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly reduced the expense ratios by less than 0.01%.

              =========================================================
              [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
              =========================================================

                                                                  7 - Prospectus

USAA GNMA TRUST
-------------------------------------------------------------------------------

          EXAMPLE

          This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                      1 YEAR       3 YEARS      5 YEARS     10 YEARS
                   ------------------------------------------------------
                        $49          $154         $269         $604

FUND INVESTMENTS

          PRINCIPAL INVESTMENT STRATEGIES AND RISKS

          [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

          The Fund's principal investment strategy is normally to invest at least 80% of its assets in GNMA securities.

          MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

          [ARROW] WHAT ARE GNMA SECURITIES?

          GNMA securities represent ownership in a pool of mortgage loans or a single mortgage loan. Each mortgage loan is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. Once approved by GNMA, each mortgage or pool of mortgages is additionally guaranteed by GNMA as to the timely payment of principal and interest (regardless of whether the mortgagors actually make their payments). The guarantee represents a general obligation of the U.S. Treasury. Therefore, GNMA securities are backed by the full faith and credit of the U.S. government.

USAA GNMA Trust - 8
-------------------------------------------------------------------------------

          [ARROW] WHAT IS THE CREDIT QUALITY OF THESE SECURITIES?

          Securities  that are  backed by the full  faith and credit of the U.S.
          government (meaning that the payment of principal and interest is guaranteed by the U.S. Treasury) are considered to be of the highest credit quality available.

          [ARROW] HOW DO GNMA SECURITIES DIFFER FROM CONVENTIONAL BONDS?

          GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, the Fund will receive monthly scheduled payments of principal and interest. Additionally, the Fund may receive unscheduled principal payments, which represent prepayments on the underlying mortgages.

          Because the Fund will reinvest these scheduled and unscheduled principal payments at a time when the current interest rate may be higher or lower than the Fund's current yield, an investment in the Fund may not be an effective means of "locking in" long-term interest rates.

          INTEREST RATE RISK. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

          [ARROW] WHAT IS THE AVERAGE MATURITY OF A GNMA SECURITY?

          GNMA securities evidence interest in a pool of underlying mortgages (or a single mortgage), which generally have maximum lives of either 15, 20, 30, or 40 years. However, due to both scheduled and unscheduled principal payments, GNMA securities have a shorter average life and, therefore, have less principal volatility than a bond of comparable maturity.
                                                                  9 - Prospectus

USAA GNMA TRUST
------------------------------------------------------------------------------

          Since the prepayment rates will vary widely, it is not possible to predict accurately the average life of a particular GNMA pool, though it will be shorter than the stated final maturity. Because the expected average life is a better indicator of the maturity characteristics of GNMA securities, principal volatility and yield may be more comparable to 5-year or 10-year Treasury bonds.

          PREPAYMENT RISK. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true.

          [ARROW] WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER TYPES OF U.S. GOVERNMENT SECURITIES?

          Yes. We may invest the remainder of the Fund's total assets in other obligations of the U.S. government, including U.S. Treasury bills, notes and bonds, and securities issued by U.S. government agencies and instrumentalities, which are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury, such as, but not limited to:

          *   Fannie Mae
          *   Freddie Mac
          *   Federal Housing Administration
          *   Department of Housing and Urban Development
          *   Export-Import Bank
          *   Farmer's Home Administration
          *   General Services Administration
          *   Maritime Administration
          *   Small Business Administration
          *   Repurchase agreements collateralized by such obligations

USAA GNMA Trust - 10
--------------------------------------------------------------------------------

          The Fund may also invest in GNMA or other U.S. government agency collateralized mortgage obligations (CMOs).

          As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of the Fund's assets in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

          [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

          We manage the Fund to generate high total return with strong emphasis on current income. Of particular importance for mortgage securities is prepayment risk. We generally try to diversify this risk by buying different kinds of mortgage securities, which should have different prepayment characteristics. When weighing our decision to buy or sell a security, we strive to balance the value of the level of income, the prepayment risk, and the price volatility, both for the individual security and its relationship with the rest of the portfolio.

          For additional information about investment policies and the types of securities in which we may invest the Fund's assets, see ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES on page 32.

FUND MANAGEMENT

          USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

              =========================================================
              [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
                       USAA INVESTMENT MANAGEMENT COMPANY
                       APPROXIMATELY $52 BILLION AS OF AUGUST 31, 2005
              =========================================================

          We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board

                                                                 11 - Prospectus

USAA GNMA TRUST
------------------------------------------------------------------------------

          of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory agreement is available in the Fund's annual report to shareholders.

          For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper GNMA Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-eighth of one percent (0.125%) of the Fund's average net assets.

          The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

          The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

          OVER/UNDER PERFORMANCE                   ANNUAL ADJUSTMENT RATE
            RELATIVE TO INDEX                   (IN BASIS POINTS AS A PERCENTAGE
            (IN BASIS POINTS) 1                OF THE FUND'S AVERAGE NET ASSETS)
         -----------------------------------------------------------------------
               +/- 20 to 50                              +/- 4
               +/- 51 to 100                             +/- 5
               +/- 101 and greater                       +/- 6

[FOOTNOTE]
1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

          Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper GNMA Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the base management fee of 0.125% by 0.007%.

USAA GNMA Trust - 12

--------------------------------------------------------------------------------

          In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

          PORTFOLIO MANAGER

          Margaret Weinblatt, Ph.D., CFA, vice president of Mutual Fund Portfolios, has managed the Fund since June 2002. She has 25 years of investment management experience and has worked for us for five years. Prior to joining us, she worked for Countrywide Investments from June 1998 to November 1999; Copernicus Asset Management, Ltd. from January 1996 to 1998; and Neuberger & Berman from 1986 to October 1995. Ms. Weinblatt earned the Chartered Financial Analyst (CFA) designation in 1985 and is a member of the CFA Institute, the CFA Society of San Antonio, and the New York Society of Securities Analysts. She holds a Ph.D. and M.A. from the University of Pennsylvania and a B.A. from Radcliffe College.

          The   statement  of   additional   information   provides   additional
          information  about  the  portfolio   manager's   compensation,   other
          accounts, and ownership of Fund securities.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

          THE IDEA BEHIND MUTUAL FUNDS

          Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

                                                                 13 - Prospectus

USAA GNMA TRUST
------------------------------------------------------------------------------

          USING FUNDS IN AN INVESTMENT PROGRAM

          In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

          You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

          EXCESSIVE SHORT-TERM TRADING

          The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

          Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

          To deter such trading activities, the USAA family of funds' policies and procedures include:

          * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calender year (except for the money market funds, the USAA Short-Term

USAA GNMA Trust - 14

--------------------------------------------------------------------------------

              Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 24.

          * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

          THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
          ORDERS AND LIMIT TRADING IN ACCOUNTS

          The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

          The following transactions are exempt from the excessive short-term trading activity policies described above:

          * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

          *   Purchases   and  sales   pursuant  to  automatic  investment   or
              withdrawal plans; and

          *   Other   transactions  that   are  not  motivated   by   short-term
              trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

          If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the

                                                                 15 - Prospectus

USAA GNMA TRUST
------------------------------------------------------------------------------

          account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

          The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

          Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining client orders. Currently, such intermediaries are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the intermediary to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading through these omnibus accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the intermediary to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.

HOW TO INVEST

          OPENING AN ACCOUNT

          You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

USAA GNMA Trust - 16
--------------------------------------------------------------------------------

          As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

          TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

          If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

          TAX ID NUMBER

          Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 28 for additional tax information.

          EFFECTIVE DATE

          When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.
                                                                 17 - Prospectus

USAA GNMA TRUST
------------------------------------------------------------------------------

          The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

          The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order by the Fund, with payment for the order being made on the next business day.

          If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

          MINIMUM INVESTMENTS

          INITIAL PURCHASE

          * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

              Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

          ADDITIONAL PURCHASES

          *   $50 minimum per transaction, per account.

          AUTOMATIC INVESTING

          * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

USAA GNMA Trust - 18
--------------------------------------------------------------------------------

              There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

          HOW TO PURCHASE BY...

          INTERNET ACCESS - USAA.COM

          * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 to obtain a personal identification number (PIN) or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

          MAIL

          *   To open an account, send your application and check to:

                    REGULAR MAIL:
                    USAA Investment Management Company
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

          * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                    REGULAR MAIL:
                    USAA Investment Management Company
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

                                                                 19 - Prospectus

USAA GNMA TRUST
------------------------------------------------------------------------------

                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

          BANK WIRE

          * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

          ELECTRONIC FUNDS TRANSFER (EFT)

          * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

          PHONE 800-531-8448 (IN SAN ANTONIO, 456-7202)

          * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

          USAA TOUCHLINE(R)800-531-8777 (IN SAN ANTONIO, 498-8777)

          * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement
             (ESA) and EFT Buy/Sell authorization on file.

          USAA BROKERAGE SERVICES 800-531-8343 (IN SAN ANTONIO, 456-7214)

          * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

USAA GNMA Trust - 20
--------------------------------------------------------------------------------

HOW TO REDEEM

          You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

          We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

          HOW TO REDEEM BY...

          INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

          *   Access USAA.COM.

                                                                 21 - Prospectus

USAA GNMA TRUST
------------------------------------------------------------------------------

          *   Send your written instructions to:

                    REGULAR  MAIL:
                    USAA  Investment   Management   Company
                    P.O.  Box 659453
                    San Antonio, TX 78265-9825

                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

          * Send a signed fax to 800-292-8177, or send a telegram to USAA Shareholder Account Services.

          *   Call toll free 800-531-8448 (in San   Antonio,  456-7202) to speak
              with  a  member  service representative.

          * Call toll free 800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

          Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/ other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

          USAA BROKERAGE SERVICES

          * Call toll free 800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

USAA GNMA Trust - 22
--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

          ACCOUNT BALANCE

          USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

          FUND RIGHTS

          The Fund reserves the right to:

          * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

          * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

          * Calculate the NAV per share on a business day that the NYSE is closed;

          * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

          *   Redeem an  account with  less than $900, with certain limitations;
              and

          * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

                                                                 23 - Prospectus
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USAA GNMA TRUST
------------------------------------------------------------------------------

EXCHANGES

          EXCHANGE PRIVILEGE

          The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

          Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          The  Fund  has  undertaken  certain  procedures   regarding  telephone
          transactions as described on page 22.

          EXCHANGE LIMITATIONS

          To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds).

USAA GNMA Trust - 24

--------------------------------------------------------------------------------

          However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 15.

          For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

          * Transactions done under automatic purchase plans and systematic withdrawal plans;

          * Transactions done to meet minimum distribution requirements from retirement accounts; and

          * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

          In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

          SHARE PRICE CALCULATION

          The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

          ==============================================================
                                        TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW]   NAV PER SHARE  =    --------------------------------
                                                NUMBER OF SHARES
                                                  OUTSTANDING
          ==============================================================

                                                                 25 - Prospectus

USAA GNMA TRUST
------------------------------------------------------------------------------

          VALUATION OF SECURITIES

          Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

          Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

          Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

          Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

          Fair value methods used by the Fund  include,  but are not limited to,
          obtaining   market   quotations  from  secondary   pricing   services,
          broker-

USAA GNMA Trust - 26

--------------------------------------------------------------------------------

          dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influences the market in which the securities are purchased and sold.

          For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

          DIVIDENDS AND OTHER DISTRIBUTIONS

          Net investment income is accrued daily and paid monthly. Dividends begin accruing on shares purchased the day following the effective date and continue to accrue to the effective date of redemption. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

          We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

         =======================================================================
          [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

          [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
         =======================================================================

                                                                 27 - Prospectus

USAA GNMA TRUST
------------------------------------------------------------------------------

          We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share. This may not apply to IRA accounts.

          TAXES

          This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to the gain on an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through May 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

          SHAREHOLDER TAXATION

          Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares.

          Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

          WITHHOLDING

          Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct tax-

USAA GNMA Trust - 28

--------------------------------------------------------------------------------

          payer identification number (together with the withholding described in the next clause, "backup withholding") and (2) those dividends and distributions otherwise payable to any such shareholder who:

          *   Underreports dividend or interest income or

          * Fails to certify that he or she is not subject to backup withholding.

          To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

          REPORTING

          The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

          SHAREHOLDER MAILINGS

          HOUSEHOLDING

          Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

          ELECTRONIC DELIVERY

          Log  on  to  USAA.COM  and  sign  up  to  receive   your   statements,
          confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

                                                                  29- Prospectus

USAA GNMA TRUST
------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

          The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

          The information for the fiscal years ended May 31, 2005 through 2003, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2003, was audited by another independent registered public accounting firm.

USAA GNMA Trust - 30

--------------------------------------------------------------------------------

                                              YEAR ENDED MAY 31,
                           =====================================================
                              2005      2004       2003       2002       2001
                           =====================================================
Net asset value at
 beginning of period       $    9.72  $  10.16   $  10.08    $ 9.89     $ 9.37
                           ---------------------------------------------------
Income (loss) from
 investment operations:
  Net investment income          .47       .48        .56       .57(b)     .66
  Net realized and
    unrealized gain (loss)       .04      (.44)       .08       .19(b)     .52
                           ---------------------------------------------------
Total from investment
 operations                      .51       .04        .64       .76       1.18
Less distributions:
 From net investment income     (.47)     (.48)      (.56)     (.57)      (.66)
                           ---------------------------------------------------
Net asset value
 at end of period          $    9.76  $  9.72    $  10.16  $  10.08   $   9.89
                           =====================================================
Total return (%)*               5.33       .39       6.49      7.83      12.91
Net assets at end
 of period (000)           $ 594,211  $610,488   $751,794  $589,157   $476,641
Ratio of expenses to
 average net assets(%)**(a)      .48       .47        .46       .41        .32
Ratio of net investment
 income to average
 net assets (%)**               4.06      3.62       4.43      5.62b      6.74
Portfolio turnover (%)         37.29     58.53      74.64     44.77      94.72

   * Assumes reinvestment of all net investment income distributions during the period. May differ from the Lipper reported return due to Lipper calculation rounding.

   ** For the year ended May 31, 2005, average net assets were $604,707,000.

   (a) Reflects total operating expenses, of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

   (b) In 2001, a change in amortization method was made as required by an accounting pronouncement. Without that change, these amounts would have been:
          Net  investment  income                                 $ .57
          Net  realized  and  unrealized  gain (loss)             $ .19
          Ratio of net investment  income to average net assets    5.63%

                                                                 31 - Prospectus

USAA GNMA TRUST
------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUND'S
INVESTMENT POLICIES

          THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE GNMA TRUST AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE
          INVESTED:

          COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

          The Fund's assets may be invested in CMOs, which are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect the Fund's return on these investments. CMOs may also be less marketable than other securities.

          FUTURES AND OPTIONS

          Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a treasury bond or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on the type of option, the underlying asset at an exercise price during the option period. For more information on futures and options, see the statement of additional information.

          OTHER INVESTMENT COMPANIES

          The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

USAA GNMA Trust - 32

--------------------------------------------------------------------------------

          REPURCHASE AGREEMENTS

          The Fund's assets may be invested in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the underlying collateral.

          The Fund maintains custody of the underlying obligations prior to its repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

          SEPARATE  TRADING OF  REGISTERED  INTEREST AND
          PRINCIPAL OF SECURITIES (STRIPS)

          The Fund's assets may be invested in Separate Trading of Registered Interest and Principal of Securities (STRIPS), which are U.S. Treasury securities, that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.

                                                                33 - Prospectus

USAA GNMA TRUST
------------------------------------------------------------------------------

          TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

          The Fund's assets may be invested in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. The principal value of TIPS periodically adjusts to the rate of inflation. TIPS trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.

          VARIABLE-RATE DEMAND NOTES

          The Fund's assets may be invested in securities, which provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

          WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

          The Fund's assets may be invested in debt securities offered on a when-issued or delayed-delivery basis.

          * Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

          *   The  Fund   does  not   earn  interest  on  the  securities  until
              settlement, and the market value of the securities may fluctuate between purchase and settlement.

          *   Such securities can be sold before settlement date.

USAA GNMA Trust - 34
-------------------------------------------------------------------------------

          ASSET COVERAGE

          The Fund's assets may be invested, as described above, in futures, as well as when-issued and delayed-delivery securities, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to the contracts or securities.

          ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                 35 - Prospectus

                                     NOTES

                                     NOTES

                                     NOTES

                                     NOTES

                                     NOTES

                  INVESTMENT            USAA Investment Management Company
                    ADVISER,            P.O. Box 659453
              ADMINISTRATOR,            San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT            USAA Shareholder Account Services
                                        P.O. Box 659453
                                        San Antonio, Texas 78265-9825


               CUSTODIAN AND            State Street Bank and Trust Company
            ACCOUNTING AGENT            P.O. Box 1713
                                        Boston, Massachusetts 02105


                   TELEPHONE            Call toll free - Central Time
            ASSISTANCE HOURS            Monday - Friday 7 a.m. to 10 p.m.
                                        Saturday 8:30 a.m. to 5 p.m.
                                        Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT            800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL            24-Hour Service (from any phone)
           FUND PRICE QUOTES            800-531-8066 in San Antonio, 498-8066


                 MUTUAL FUND            (from touch-tone phones only)
           USAA TOUCHLINE(R)            For account balance, last transaction,
                                        fund prices, or to exchange/redeem fund
                                        shares
                                        800-531-8777 in San Antonio, 498-8777


             INTERNET ACCESS            USAA.COM

                                                                       [GRAPHIC]
                                                                        Recycled
                                                                         Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
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Receive this document
and others electronically.
Sign up at USAA.COM.

================================================================================

          If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the
          Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations combined with the lack of investor demand.

          To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================


                    [USAA       WE KNOW WHAT IT MEANS TO SERVE(R).
                    EAGLE      ------------------------------------
                    LOGO (R)]     INSURANCE  *  MEMBER SERVICES



23449-1005 Investment Company Act File No. 811-4019 (C) 2005, USAA. All rights reserved.

                                    Part A

                              Prospectus for the
                           Treasury Money Market Trust
                               is included herein

[USAA
EAGLE
LOGO (R)]


                        USAA  TREASURY MONEY MARKET FUND



                        USAA
                 Investments

                                  [GRAPHIC OMITTED]

                  One of the
                 USAA Family
                  of No-Load
                Mutual Funds


                              P  R  O  S  P  E  C  T  U  S
--------------------------------------------------------------------------------

          October 1, 2005     As with other mutual  funds,  the  Securities  and
                              Exchange    Commission   has   not   approved   or
                              disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                              Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
-------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?                                               2

WHAT ARE THE  PRINCIPAL  RISKS OF  INVESTING
IN THIS FUND?                                                         2

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?                                               3

FEES AND EXPENSES                                                     6

FUND INVESTMENTS                                                      7

FUND MANAGEMENT                                                      10

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM                                                   11

HOW TO INVEST                                                        11

HOW TO REDEEM                                                        16

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS                                                      18

EXCHANGES                                                            19

SHAREHOLDER INFORMATION                                              20

FINANCIAL HIGHLIGHTS                                                 24

ADDITIONAL INFORMATION ABOUT THE FUND'S
INVESTMENT POLICIES                                                  26

                                                                 1 - Prospectus

USAA TREASURY MONEY MARKET TRUST
-------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?

          The Fund has an objective of providing investors maximum current income while maintaining the highest degree of safety and liquidity. Our strategy to achieve this objective will be to invest the Fund's assets in U.S. government securities with maturities of 397 days or less. Under normal market conditions, at least 80% of the Fund's investments will be in U.S. Treasury bills, notes and bonds, and repurchase agreements collateralized by these instruments.

          Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 7 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?

          The principal risks of investing in this Fund are interest rate risk and management risk.

          * INTEREST RATE RISK involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

              IF INTEREST RATES INCREASE: the yield of the Fund may increase, which would likely increase the Fund's total return.

              IF INTEREST RATES DECREASE: the yield of the Fund may decrease, which may decrease the Fund's total return.

          * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

USAA Treasury Money Market Trust - 2

--------------------------------------------------------------------------------

          Money market funds are sometimes confused with savings accounts. A savings account is a deposit with a bank. The bank is obligated to return the amount deposited and to pay you interest for the use of your money. Up to a certain amount, the Federal Deposit Insurance Corporation (FDIC) will insure that the bank meets its obligations.

          This Fund is not a savings account but, rather, is a money market mutual fund that issues and redeems its shares at the Fund's per share net asset value (NAV). The Fund always seeks to maintain a constant NAV of $1 per share. Just as a savings account pays interest on the amount deposited, the Fund pays dividends on the shares you own. If these dividends are reinvested in the Fund, the value of your account will grow over time.

          Unlike a savings account, however, an investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund.


COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

          Yes, it could. We manage the Fund in accordance with strict Securities and Exchange Commission guidelines designed to preserve the Fund's value at $1 per share, although, of course, we cannot guarantee that the value will remain at $1 per share. The value of your investment typically will grow through reinvested dividends.

          The  following  bar  chart   illustrates  the  Fund's  volatility  and
          performance from year to year for each full calendar year over the past ten years.

          TOTAL RETURN

          All mutual funds must use the same formula to calculate TOTAL RETURN.

          ======================================================================
          [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
          ======================================================================

                                                                 3 - Prospectus

USAA TREASURY MONEY MARKET TRUST
------------------------------------------------------------------------------

[BAR CHART]

                    CALENDAR YEAR                  TOTAL RETURN
                         1995                          5.59%
                         1996                          5.10%
                         1997                          5.21%
                         1998                          5.11%
                         1999                          4.70%
                         2000                          5.81%
                         2001                          3.80%
                         2002                          1.33%
                         2003                          0.77%
                         2004                          0.91%

                           SIX-MONTH YTD TOTAL RETURN
                                 1.08% (6/30/05)

               BEST QUARTER*                         WORST QUARTER*
               1.51% 4th Qtr. 2000             0.15% 2nd Qtr. 2004

 * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

          The following table shows the Fund's average annual total returns for the periods indicated. Remember, historical performance does not necessarily indicate what will happen in the future.

                         AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004

                                                                        SINCE
                                                                     INCEPTION
                             PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS   2/1/91
==============================================================================
Treasury Money Market Trust     0.91%        2.50%         3.81%         3.81%
==============================================================================

USAA Treasury Money Market Trust - 4

-------------------------------------------------------------------------------

          YIELD

          All mutual funds must use the same formulas to calculate YIELD and EFFECTIVE YIELD. The Fund typically advertises performance in terms of a 7-day yield and effective yield and may advertise total return. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. Current yields and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio. The Fund's 7-day yield for the period ended December 31, 2004, was 1.52%.

     ===========================================================================
     [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.

     [ARROW] EFFECTIVE YIELD IS CALCULATED SIMILAR TO THE YIELD; HOWEVER, WHEN ANNUALIZED, THE NET INVESTMENT INCOME EARNED IS ASSUMED TO BE REINVESTED.
     ===========================================================================

          CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

          Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price, yield, and total return information for this Fund, through our USAA.COM Web site once you have established Internet access. See page 14 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 800-531- 8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

                                                                  5 - Prospectus
USAA TREASURY MONEY MARKET TRUST
------------------------------------------------------------------------------

          If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

          =====================================
           [ARROW]    Fund Number       59
           [ARROW]    Ticker Symbol     UATXX
          =====================================

FEES AND EXPENSES

          The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

          SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

          There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

          ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

          Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the past fiscal year ended May 31, 2005, and are calculated as a percentage of average net assets.

      MANAGEMENT      DISTRIBUTION           OTHER            TOTAL ANNUAL
        FEES          (12B-1) FEES          EXPENSES        OPERATING EXPENSES
  -----------------------------------------------------------------------------
       .13%              None                 .32%                .45%a

[FOOTNOTES]
   a Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expense paid indirectly reduced the expense ratios by less than 0.01%.

     ==========================================================================
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ==========================================================================

USAA Treasury Money Market Trust - 6

-------------------------------------------------------------------------------

          EXAMPLE

          This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                 1 YEAR       3 YEARS       5 YEARS        10 YEARS
                ---------------------------------------------------
                  $46          $144          $252            $567

FUND INVESTMENTS

          PRINCIPAL INVESTMENT STRATEGIES AND RISKS

          [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

          The Fund's principal investment strategy is the investment of its assets in securities with maturities of 397 days or less that are backed by the full faith and credit of the U.S. government and repurchase agreements collateralized by such securities.

          MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

          [ARROW] WHAT TYPES OF U.S. GOVERNMENT SECURITIES WILL THE FUND'S ASSETS BE INVESTED IN?

          Under normal market conditions, we will invest at least 80% of the Fund's assets in U.S. Treasury bills, notes and bonds; repurchase agreements collateralized by such obligations; and other obligations of the U.S. Treasury.

                                                                  7 - Prospectus

USAA TREASURY MONEY MARKET TRUST
------------------------------------------------------------------------------

          [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN ANY OTHER TYPES OF U.S. GOVERNMENT SECURITIES?

          Yes. We may invest the remainder of the Fund's total assets in other obligations that have been backed by the full faith and credit of the U.S. government, including, but not limited to, securities issued by any of the following agencies and instrumentalities:

          * General Services Administration

          * Government National Mortgage Association

          * Overseas Private Investment Corporation

          * Rural Electrification Administration

          * Small Business Administration

          * Federal Financing Bank

          * Repurchase agreements collateralized by such obligations

          [ARROW]  WILL THE FUND  ALWAYS  MAINTAIN  A NET ASSET  VALUE OF $1 PER
          SHARE?

          While we will endeavor to maintain a constant Fund net asset value of $1 per share, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. government. As such, the Fund carries some risk.

          There is also a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest risk by limiting the maturity of each security to 397 days or less and maintaining a DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY for the Fund of 90 days or less. The maturity of each security is calculated based upon SEC guidelines.

     ===========================================================================
     [ARROW] DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY IS OBTAINED BY MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THEM BY THE TOTAL DOLLAR VALUE OF THE FUND'S PORTFOLIO.
     ===========================================================================

USAA Treasury Money Market Trust - 8

-------------------------------------------------------------------------------

          [ARROW] WILL ANY PORTION OF THE FUND'S DIVIDENDS BE EXEMPT FROM STATE PERSONAL INCOME TAXES?

          Possibly. Under federal law, the income received from obligations issued by the U.S. government and certain of its agencies and instrumentalities is exempt from state personal income taxes. Many states that impose a personal income tax permit mutual funds to pass this tax exemption through to you as a shareholder of the Fund.

          We anticipate that some portion of the dividends paid to shareholders residing in these states will qualify for this exemption from state taxation. We urge you to consult your own tax adviser about the status of distributions from the Fund in your own state and locality.

          [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

          We evaluate securities in the marketplace based on the Fund's objective of maximizing current income while maintaining the highest degree of safety and liquidity. For the Treasury Money Market Trust, this process is facilitated by purchasing only full faith and credit obligations of the U.S. government or repurchase agreements collateralized by such securities. On any given day, we evaluate the government securities market compared to the repurchase agreement market to decide which provides the most value to the shareholder. Furthermore, regulations governing money market funds limit purchases of a security to a maximum of 397 days and limit the Fund to a maximum average maturity of 90 days.

          For additional information about investment policies and the types of securities in which we may invest the Fund's assets, see ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES on page 26.

                                                                 9 - Prospectus

USAA TREASURY MONEY MARKET TRUST
------------------------------------------------------------------------------

FUND MANAGEMENT

          USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

          ===========================================================
            [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
                     USAA INVESTMENT MANAGEMENT COMPANY
                     APPROXIMATELY $52 BILLION AS OF AUGUST 31, 2005
          ===========================================================

          We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory agreements is available in the Fund's annual report to shareholders.

          For our services, the Fund pays us an investment management fee. The fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-eighth of one percent (0.125%) of the Fund's average net assets.

          In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

          PORTFOLIO MANAGER

          Pamela Bledsoe Noble, CFA, vice president of Money Market Funds, has managed the Fund since May 1996. She has 17 years of investment management experience and has worked for us for 14 years. Ms. Noble earned the Chartered Financial Analyst designation (CFA) in 1992 and is a member of the CFA Institute and the CFA Society of San Antonio. She holds an M.B.A. from Texas Christian University and a B.S. from Louisiana Tech University.

USAA Treasury Money Market Trust - 10

-------------------------------------------------------------------------------

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

          THE IDEA BEHIND MUTUAL FUNDS

          Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

          USING FUNDS IN AN INVESTMENT PROGRAM

          In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

          You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

          OPENING AN ACCOUNT

          You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after

                                                                 11 - Prospectus

USAA TREASURY MONEY MARKET TRUST
------------------------------------------------------------------------------

          you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

          As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

          TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

          If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

          TAX ID NUMBER

          Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 22 for additional tax information.

          EFFECTIVE DATE

          When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day

USAA Treasury Money Market Trust - 12

-------------------------------------------------------------------------------

          it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

          The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

          The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order by the Fund, with payment for the order being made on the next business day.

          If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

          MINIMUM INVESTMENTS

          INITIAL PURCHASE

          * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

              Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

          ADDITIONAL PURCHASES

          * $50 minimum per transaction, per account. (Except on transfers from brokerage accounts, which are exempt from the minimum.)

                                                                 13 - Prospectus

USAA TREASURY MONEY MARKET TRUST
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          AUTOMATIC INVESTING

          * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

              There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

          HOW TO PURCHASE BY...

          INTERNET ACCESS - USAA.COM

          * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 to obtain a personal identification number (PIN) or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

          MAIL

          *   To open an account, send your application and check to:

                    REGULAR MAIL:
                    USAA Investment Management Company
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

                    REGISTERED  OR  EXPRESS  MAIL:
                    USAA  Investment  Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

          * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

USAA Treasury Money Market Trust - 14

------------------------------------------------------------------------------

                    REGULAR MAIL:
                    USAA Investment Management Company
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

          BANK WIRE

          * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

          ELECTRONIC FUNDS TRANSFER (EFT)

          * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

          PHONE 800-531-8448 (IN SAN ANTONIO, 456-7202)

          *   If  you  would  like  to  open  a new   account  or  exchange  to
              another fund in the USAA family of funds, call for instructions.

          USAA TOUCHLINE(R)800-531-8777 (IN SAN ANTONIO, 498-8777)

          * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA Touchline(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement
              (ESA) and EFT Buy/Sell authorization on file.

          USAA BROKERAGE SERVICES 800-531-8343 (IN SAN ANTONIO, 456-7214)

          * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any pur-

                                                                 15 - Prospectus

USAA TREASURY MONEY MARKET TRUST
------------------------------------------------------------------------------

              chase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

          You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

          We will send you your money within seven days after the effective date of redemption. If you call us before 10:30 a.m. Eastern Time with a same-day wire request, we will wire your redemption proceeds to you by the end of the business day. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

USAA Treasury Money Market Trust - 16

 -------------------------------------------------------------------------------

          HOW TO REDEEM BY...

          INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

          *   Access USAA.COM.

          *   Send your written instructions to:

                    REGULAR MAIL:
                    USAA Investment  Management  Company
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

          * Send a signed fax to 800-292-8177, or send a telegram to USAA Shareholder Account Services.

          * Call toll free 800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

          * Call toll free 800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

          Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

                                                                 17 - Prospectus

USAA TREASURY MONEY MARKET TRUST
------------------------------------------------------------------------------

          CHECKWRITING

          *   Return  a   signed   signature   card,   which   accompanies  your
              application, or request a signature card separately and return to:

                    USAA Shareholder Account Services
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

          You will not be charged for the use of checks or any subsequent reorders. You may write checks in the amount of $250 or more. CHECKS WRITTEN FOR LESS THAN $250 WILL BE RETURNED UNPAID. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

          USAA BROKERAGE SERVICES

          * Call toll free 800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

          ACCOUNT BALANCE

          USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

          FUND RIGHTS

          The Fund reserves the right to:

          * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

USAA Treasury Money Market Trust - 18

-------------------------------------------------------------------------------

          * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

          * Calculate the NAV per share on a business day that the NYSE is closed;

          * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

          *   Redeem    an   account   with   less   than  $900,   with  certain
              limitations; and

          *   Restrict   or   liquidate    an   account   when   necessary   or
              appropriate to comply with federal law.

EXCHANGES

          EXCHANGE PRIVILEGE

          The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

          Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next deter-mined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST

                                                                 19 - Prospectus

USAA TREASURY MONEY MARKET TRUST
------------------------------------------------------------------------------

          RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          The  Fund  has  undertaken  certain  procedures   regarding  telephone
          transactions as described on page 17.

          EXCHANGE LIMITATIONS

          To minimize costs and to protect the funds and their shareholders from unfair expense burdens, the USAA family of funds restrict excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds, including this Fund). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund.

          In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

          SHARE PRICE CALCULATION

          The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

              ==================================================================
                                             TOTAL ASSETS - TOTAL LIABILITIES
              [ARROW]   NAV PER SHARE     =  -------------------------------
                                                    NUMBER OF SHARES
                                                       OUTSTANDING
              ==================================================================

USAA Treasury Money Market Trust - 20

-------------------------------------------------------------------------------

          VALUATION OF SECURITIES

          Securities are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

          Securities for which valuations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund's shares, are valued in good faith by us at fair value using valuation procedures and procedures to stabilize net asset value approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

          For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

          DIVIDENDS AND OTHER DISTRIBUTIONS

          Net investment income is accrued daily and paid monthly. Daily dividends are declared at the time the NAV per share is calculated. When buying fund shares through a federal funds wire, however, you can begin earning dividends immediately on the day your instructions to purchase are received if you pay for your purchase by bank wire transfer prior to 10:30 a.m. Eastern Time on the same day. Dividends continue to accrue to the effective date of redemption. If you redeem shares with a same-day wire request before 10:30 a.m. Eastern Time, however, the shares will not earn dividends that same day.

          Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax. When you choose to receive cash dividends monthly, we will send you those funds that have accrued during the month after the payment date.

                                                                 21 - Prospectus

USAA TREASURY MONEY MARKET TRUST
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          We will  invest in your  account any  dividend  or other  distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share. This may not apply to IRA accounts.

          TAXES

          This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to the gain on an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through May 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

          SHAREHOLDER TAXATION

          Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares.

          Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

          WITHHOLDING

          Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct tax-

USAA Treasury Money Market Trust - 22

-------------------------------------------------------------------------------

          payer identification number (together with the withholding described in the next clause, "backup withholding") and (2) those dividends and distributions otherwise payable to any such shareholder who:

          *   Underreports dividend or interest income or

          * Fails to certify that he or she is not subject to backup withholding.

          To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

          REPORTING

          The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

          SHAREHOLDER MAILINGS

          HOUSEHOLDING

          Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

          ELECTRONIC DELIVERY

          Log  on  to  USAA.COM  and  sign  up  to  receive   your   statements,
          confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

                                                                 23 - Prospectus

USAA TREASURY MONEY MARKET TRUST
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          FINANCIAL HIGHLIGHTS

          The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

          The information for the fiscal years ended May 31, 2005 through 2003 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2003, was audited by another independent registered public accounting firm.

USAA Treasury Money Market Trust - 24

-------------------------------------------------------------------------------

                                            YEAR ENDED MAY 31,
                            ===================================================
                                2005       2004      2003      2002      2001
                            ===================================================
Net asset value at beginning
 of period                  $    1.00   $    1.00   $   1.00  $   1.00 $   1.00

Income from investment
 operations:
  Net investment income           .02         .01        .01       .02      .06

Less distributions:
 From net investment income      (.02)       (.01)      (.01)     (.02)    (.06)
                            ---------------------------------------------------
Net asset value
 at end of period           $    1.00   $    1.00   $   1.00  $   1.00 $   1.00
                            ===================================================

Total return (%)*                1.53         .63       1.14      2.24     5.70

Net assets at end of
 period (000)               $ 173,983   $ 188,762   $205,558  $186,367 $165,941

Ratio of expenses to
 average net assets (%)**(a)      .45         .43        .43       .42      .36

Ratio of net investment
 income to average
 net assets (%)**                1.50         .63       1.13      2.17     5.55


* Assumes reinvestment of all net investment income distributions during the period.

** For the year ended May 31, 2005, average nets assets were $182,055,000.

(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

                                                                 25 - Prospectus

USAA TREASURY MONEY MARKET TRUST
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ADDITIONAL INFORMATION ABOUT THE FUND'S
INVESTMENT POLICIES

          THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE TREASURY MONEY MARKET TRUST AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

          REPURCHASE AGREEMENTS

          The Fund's assets may be invested in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the underlying collateral.

          The Fund maintains custody of the underlying obligations prior to its repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

          SEPARATE  TRADING OF  REGISTERED  INTEREST AND
          PRINCIPAL OF SECURITIES (STRIPS)

          The Fund's assets may be invested in Separate Trading of Registered Interest and Principal of Securities (STRIPS), which are U.S. Treasury securities, that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers.

USAA Treasury Money Market Trust - 26

-------------------------------------------------------------------------------

          These securities are backed by the full faith and credit of the U.S. government.

          TREASURY BILLS, NOTES, AND BONDS

          The Fund's assets may be invested in treasury bills, notes, and bonds, which are debt obligations sold at discount or at face value and repaid at face value by the U.S. Treasury. Bills mature in one year or less. Notes and bonds have longer maturities at issue but will only be purchased by the Fund if they mature within 13 months of the purchase date or their maturity can be shortened to 13 months or less of the purchase date through a maturity shortening feature. All are backed by the full faith and credit of the U.S. government.

          TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

          The Fund's assets may be invested in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. The principal value of TIPS periodically adjusts to the rate of inflation. TIPS trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.

          VARIABLE-RATE DEMAND NOTES

          The Fund's assets may be invested in securities, which provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

                                                                 27 - Prospectus
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USAA TREASURY MONEY MARKET TRUST
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          WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

          The Fund's assets may be invested in debt securities offered on a when-issued or delayed-delivery basis.

          * Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

          *   The   Fund  does  not earn   interest  on  the   securities  until
              settlement, and the market value of the securities may fluctuate between purchase and settlement.

          *   Such securities can be sold before settlement date.

          ASSET COVERAGE

          The Fund's assets may be invested, as described above, in when-issued and delayed-delivery securities, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to the securities.

          ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

USAA Treasury Money Market Trust - 28

                                   NOTES

                                   NOTES

                                   NOTES

                                   NOTES

                  INVESTMENT            USAA Investment Management Company
                    ADVISER,            P.O. Box 659453
              ADMINISTRATOR,            San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT            USAA Shareholder Account Services
                                        P.O. Box 659453
                                        San Antonio, Texas 78265-9825


               CUSTODIAN AND            State Street Bank and Trust Company
            ACCOUNTING AGENT            P.O. Box 1713
                                        Boston, Massachusetts 02105


                   TELEPHONE            Call toll free - Central Time
            ASSISTANCE HOURS            Monday - Friday 7 a.m. to 10 p.m.
                                        Saturday 8:30 a.m. to 5 p.m.
                                        Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT            800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS

             RECORDED MUTUAL            24-Hour Service (from any phone)
           FUND PRICE QUOTES            800-531-8066 in San Antonio, 498-8066


                 MUTUAL FUND            (from touch-tone phones only)
           USAA TOUCHLINE(R)            For account balance, last transaction,
                                        fund prices, or to exchange/redeem fund
                                        shares
                                        800-531-8777 in San Antonio, 498-8777


             INTERNET ACCESS            USAA.COM



                                                                       [GRAPHIC]
                                                                        Recycled
                                                                         Paper

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[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
                                                                PAID
                                                                USAA
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Receive this document
and others electronically.
Sign up at USAA.COM.


================================================================================

          If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the
          Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations combined with the lack of investor demand.

          To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================


                    [USAA       WE KNOW WHAT IT MEANS TO SERVE(R).
                    EAGLE      ------------------------------------
                    LOGO (R)]     INSURANCE  *  MEMBER SERVICES



23450-1005 Investment Company Act File No. 811-4019 (C) 2005, USAA. All rights reserved.

                                     Part B


                   Statement of Additional Information for the
               Balanced Strategy Fund, Cornerstone Strategy Fund,
              Growth and Tax Strategy Fund, Emerging Markets Fund,
             International Fund, Precious Metals and Minerals Fund,
                         World Growth Fund, GNMA Trust,
                         and Treasury Money Market Trust
                              are included herein

                 Not included in this Post-Effective Amendment
                   is the Statement of Additional Information
                         for Total Return Strategy Fund

[USAA EAGLE LOGO (R)] USAA                          STATEMENT OF
                      INVESTMENT                    ADDITIONAL INFORMATION
                      TRUST                         OCTOBER 1, 2005


                              USAA INVESTMENT TRUST

--------------------------------------------------------------------------------

         USAA INVESTMENT TRUST (the Trust) is a registered investment company offering shares of ten no-load mutual funds, nine of which are described in this Statement of Additional Information (SAI): the Growth and Tax Strategy Fund, Balanced Strategy Fund, Precious Metals and Minerals Fund, Cornerstone Strategy Fund, Emerging Markets Fund, International Fund, World Growth Fund, GNMA Trust, and Treasury Money Market Trust (collectively, the Funds). Each Fund is classified as diversified.

         You may obtain a free copy of the prospectus dated October 1, 2005, for each Fund by writing to USAA Investment Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 1-800-531-8181. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in each Fund's prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds, and should be read in conjunction with each Fund's prospectus.

         The financial statements of the Funds and the Independent Registered Public Accounting Firm's Report thereon for the fiscal year ended May 31, 2005, are included in the accompanying annual report to shareholders of that date and are incorporated herein by reference.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

PAGE
2        Valuation of Securities
3        Conditions of Purchase and Redemption
3        Additional Information Regarding Redemption of Shares
5        Investment Plans
6        Investment Policies
20       Investment Restrictions
22       Portfolio Transactions
26       Fund History and Description of Shares
27       Tax Considerations
29       Trustees and Officers of the Trust
36       The Trust's Manager
42       Portfolio Manager Disclosure
53       Portfolio Holdings Disclosure
54       General Information
55       Appendix A - Long-Term and Short-Term Debt Ratings

                             VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

         A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

         The value of securities of each Fund (except the Treasury Money Market Trust) is determined by one or more of the following methods:

         Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

         Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund's NAV may not take place at the same time the price of certain foreign securities held by a Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day a Fund's NAV is calculated will not be reflected in the value of a Fund's foreign securities. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect the value of a Fund's foreign securities. The Subadvisers have agreed to notify the Manager of significant events they identify that may materially affect the value of a Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund's foreign securities, then the Manager, under valuation procedures approved by the Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, a Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

         Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

         Investments in open-end investment companies other than exchange-traded funds (ETFs) are valued at their NAV at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued on the basis of last sales price.

         Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith by the Manager at fair value using valuation procedures approved by the Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materi-ally from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

         Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

         The value of the Treasury Money Market Trust's securities is stated at amortized cost, which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

         The valuation of the Treasury Money Market Trust's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

         The Board of Trustees has established procedures designed to stabilize the Treasury Money Market Trust's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV, calculated by using available market quotations, deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards as necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing an NAV per share by using available market quotations.

                      CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your accounts as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $25 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in your Fund's portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares of a Fund, depending upon the price when redeemed.

         The Board of Trustees may cause the redemption of an account with a balance of less than $900, provided that (1) the value of such account has been reduced below the minimum initial investment required in such Fund at the time of the establishment of the account to less than $900 entirely for reasons other than market action, (2) the account has remained below the minimum initial investment for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Trustees. Prompt payment will be made by mail to your last known address.

         The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

         For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

REDEMPTION BY CHECK

Shareholders in the Treasury Money Market Trust may request that checks be issued for their accounts. CHECKS MUST BE WRITTEN IN AMOUNTS OF AT LEAST $250.

         Checks issued to shareholders of the Treasury Money Market Trust will be sent only to the person(s) in whose name the account is registered. The checks must be signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

         When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of a check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of the account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

         The checkwriting privilege is subject to the customary rules and regulations of Boston Safe Deposit and Trust Company, an affiliate of Mellon Bank, N.A. (Boston Safe), governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

         The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $25 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

         The Trust, the Transfer Agent, and Boston Safe each reserve the right to change or suspend the check-writing privilege upon 30 days' written notice to participating shareholders.

         You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

REDEMPTION BY BILL PAY

Shareholders in the Treasury Money Market Trust may request through USAA.COM that their money market account be debited to pay certain USAA bills for which they are personally obligated to pay. USAA Bill Pay will not allow shareholders to make payments on bills for which they are not obligated to pay. Consent of joint account owners is not required to pay bills that an individual shareholder is solely and personally obligated to pay.

                                INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of all the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place either on the business day immediately before or after the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

AUTOMATIC INVESTING - A no initial investment plan. With this plan the regular minimum initial investment amount is waived if you make monthly additions of at least $50 through electronic funds transfer from a checking or savings account. For the Cornerstone Strategy Fund and Balanced Strategy Fund, the minimum monthly addition is $20.

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT  PURCHASE  SERVICE - The periodic  purchase of shares through  electronic
funds  transfer  from  a   non-governmental   employer,   an    income-producing
investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

         Participation in these systematic purchase plans allows you to engage in dollar-cost averaging.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares with a value of $5,000 or more in a single investment account (accounts in different Funds cannot be aggregated for this purpose) you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA). You also may elect to have such withdrawals invested in another USAA Fund.

         This plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

         Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

         Each redemption of shares of a Fund may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

TAX-DEFERRED  RETIREMENT  PLANS (not  available  in the Growth and Tax  Strategy
Fund)

Federal tax on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. You may make investments in one or any combination of the portfolios described in the prospectuses of USAA Investment Trust and USAA Mutual Fund, Inc.

         Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, P.O. Box 659453, San Antonio, TX 78265-9825. USAA Federal Savings Bank serves as Custodian of these tax-deferred retirement accounts under the programs made available by the Manager. Applications for these retirement accounts received by the Manager will be forwarded to the Custodian for acceptance.

         An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

         Each employer or individual establishing a tax-deferred retirement account is advised to consult with a tax adviser before establishing the account. You may obtain detailed information about the accounts from the Manager.

                               INVESTMENT POLICIES

The sections captioned WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY? and FUND INVESTMENTS in each Fund's prospectus describe the fundamental investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund's objective(s) cannot be changed without shareholder approval. The following is provided as additional information.

TEMPORARY DEFENSIVE POLICY

Each Fund (except the Treasury Money Market Trust) may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper and other corporate debt obligations.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

Each Fund (except the GNMA Trust and the Treasury Market Trust) may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper). Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

         Each Fund (except the GNMA Trust and the Treasury Money Market Trust) may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

MUNICIPAL LEASE OBLIGATIONS

The Balanced Strategy, Cornerstone Strategy, and Growth and Tax Strategy Funds may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

         Certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager or the applicable Subadviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

LIQUIDITY DETERMINATIONS

The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading SEC guidance, or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities, the Manager or the applicable Subadviser will, among other things, consider the following factors established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager or the applicable Subadviser will evaluate the credit quality of the party (the Put Provider) issuing (or guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

         Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board of Trustees.

CALCULATION OF DOLLAR WEIGHTED AVERAGE PORTFOLIO MATURITY

Dollar weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund's debt instruments. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

         With respect to obligations held by the Funds, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager or the applicable Subadviser, will result in the instrument being valued in the market as though it has the earlier maturity.

         Finally, for purposes of calculating the dollar weighted average portfolio maturity of these Funds, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager or applicable Subadviser, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.

         The Treasury Money Market Trust will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

EURODOLLAR AND YANKEE OBLIGATIONS

A portion of the Balanced Strategy and Cornerstone Strategy Funds' assets may be invested in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations).

         Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

MASTER DEMAND NOTES

The Balanced Strategy and Cornerstone Strategy Funds' assets may be invested in master demand notes, which are obligations that permit the investment of fluctuating amounts by each Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest a Fund's assets in master demand notes only if the Fund's Board of Trustees or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

PERIODIC AUCTION RESET BONDS

The Balanced Strategy, Cornerstone Strategy, and Growth and Tax Strategy Funds may invest in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of each Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

         Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

SYNTHETIC INSTRUMENTS

The Balanced Strategy, Cornerstone Strategy, and Growth and Tax Strategy Funds may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond loses its tax-exempt statues. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that the Fund will not be able to exercise its tender option. The Growth and Tax Strategy Fund will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment.

PUT BONDS

The Balanced Strategy, Cornerstone Strategy, and Growth and Tax Strategy Funds' assets may be invested in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under each Fund's portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

LENDING OF SECURITIES

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Trust in amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, a Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

         No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. A Fund may terminate a loan at any time.

BRADY BONDS AND EMERGING MARKETS DEBT

Brady Bonds are securities created through a restructuring plan introduced by former U.S. Treasury Secretary Nicholas Brady. The Brady Plan made provisions whereby existing commercial bank loans to both public and private entities in selected developing countries are exchanged for Brady Bonds. These bonds may be denominated in other currencies, but are usually denominated in U.S. dollars. Brady Bonds are actively traded in over-the-counter markets. As the markets for these securities have from time to time been subject to disruption, the Manager and applicable Subadviser will monitor, on a continuous basis, the liquidity of Brady Bonds held in the Fund's portfolio.

CONVERTIBLE SECURITIES

The Cornerstone Strategy, Precious Metals and Minerals, Emerging Markets, International, and World Growth Funds may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

FOREIGN SECURITIES

Each Fund (except the GNMA and Treasury Money Market Trusts) may invest their assets in foreign securities purchased in either foreign or U.S. markets, including  American  Depositary  Receipts (ADRs) and Global Depositary  Receipts
(GDRs). These foreign holdings present certain other risks not present in domestic investments and may include securities issued in emerging markets as well as securities issued in established markets. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

         Any such investments will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds' investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

FORWARD CURRENCY CONTRACTS

Each Fund (except the GNMA and Treasury Money Market Trusts) may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

         A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received.

Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

         The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser.

         Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

ILLIQUID SECURITIES

Each Fund may invest up to 15% (except the Treasury Money Market Trust, which may only invest up to 10%) of its respective net assets, in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which a Fund has valued the securities.

VARIABLE-RATE DEMAND NOTES

Each Fund (except the Precious Metals and Minerals, Emerging Markets, World Growth, and International Funds) may invest in securities which provide the right to sell the securities at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held.

VARIABLE-RATE AND FLOATING-RATE SECURITIES

The Cornerstone Strategy and Balanced Strategy Funds may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

         Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Funds' portfolios are; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that a Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.

         On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Trust's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES (STRIPS)

The Balanced Strategy and Cornerstone Strategy Funds, and the GNMA and Treasury Money Market Trusts may invest in Separate Trading of Registered Interest and Principal of Securities (STRIPS), which are U.S. Treasury securities, that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.

TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

The Balanced Strategy and Cornerstone Strategy Funds, and the GNMA and Treasury Money Market Trusts may invest in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Because the Balanced Strategy, Cornerstone Strategy, and World Growth Funds may invest a portion of their assets in equity securities of REITs, these Funds may also be subject to certain risks associated with direct investments in real estate. In addition, the Balanced Strategy and Cornerstone Strategy Funds may invest a portion of its assets in the debt securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair, or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities. The tax-exempt income earned on these investments will be taxable to the Funds' shareholders (other than shareholders of the Growth and Tax Strategy Fund) when distributed to them.

         The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Short-Term Notes.

         The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), A.M. Best Co., Inc. (A.M. Best) represent their opinions of the quality of the securities rated by them (see Appendix A). It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager or the applicable Subadviser to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

PREFERRED STOCKS

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Like common stock, preferred stocks represent partial ownership in a company, although preferred stockholders do not enjoy any of the voting rights of common stockholders. Also unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. The main benefit to owning preferred stock is that the investor has a greater claim on the company's assets than common stockholders. Preferred stockholders always receive their dividends first and, in the event the company goes bankrupt, preferred stockholders are paid off before common stockholders.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements, which are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, I.E., "money market" funds. In addition, each Fund (except the Treasury Money Market Trust) may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act.

EXCHANGE-TRADED FUNDS (ETFS)

Each Fund's assets may be invested in exchange-traded funds, more commonly referred to as ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. Almost all ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. However, ETFs do not necessarily trade at the net asset values of their underlying securities. The price of an ETF is determined by supply and demand.

MORTGAGE-BACKED SECURITIES

The Balanced Strategy and Cornerstone Strategy Funds, and GNMA Trust may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

         The Balanced Strategy and Cornerstone Strategy Funds and GNMA Trust may also invest in mortgage-backed securities that include collateralized mortgage obligations (CMOs), stripped mortgage-backed securities (SBMSs), and mortgage dollar rolls.

         CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund's return on these investments. CMOs may also be less marketable than other securities.

         SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Funds will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

         In addition, the Balanced Strategy and Cornerstone Strategy Funds may also invest in commercial mortgage-backed securities (CMBSs) and commercial mortgage-backed securities interest only (CMBS IOs).

         CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

         CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. The Funds will only purchase CMBS IOs rated AA and higher.

ZERO COUPON BONDS

The Growth and Tax Strategy, Balanced Strategy, and Cornerstone Strategy Funds and the GNMA Trust may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value ("original issue discount"), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.

INVERSE FLOATING RATE SECURITIES

The Growth and Tax Strategy Fund may invest up to 10% of its net assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered leveraged investments in underlying municipal bonds (or securities with similar economic characteristics). In creating such a security, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically seven days or less. The other portion of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income a Fund earns on the inverse floating rate security will fall (rise); and
(2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund will seek to buy these securities at attractive values and yields that more than compensate the Fund for the securities price volatility.

DERIVATIVES

Each Fund (except the Treasury Money Market Trust) may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager or the applicable Subadviser to aid in achieving each Fund's investment objective. A Fund may also purchase instruments with characteristics of both futures and securities (E.G., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

         Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable a Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). Each Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager or the applicable Subadviser anticipates unusually high or low market volatility.

         The Manager or the applicable Subadviser may enter into derivative positions for each Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund's portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

FUTURES CONTRACTS

Each Fund (other than the Treasury Money Market Trust) may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

         The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance or variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

COVER

Transactions using certain derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

         Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

The Balanced Strategy and Emerging Markets Funds, and the GNMA Trust may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

         The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

         Among the options that a Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

OPTIONS ON FUTURES CONTRACTS

Each Fund (except the Treasury Money Market Trust) may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY

As noted above, a Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

         Non-hedging strategies typically involve special risks. The profitability of each Fund's non-hedging strategies will depend on the ability of the Manager or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets.
Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

         Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Management of the Company has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

SWAP ARRANGEMENTS

Each Fund (except the Treasury Money Market Trust) may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase or caps, floors and collars as described below. In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (I.E., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

         Each Fund (except the Treasury Money Market Trust) may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

         Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a NAV equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund's obligations. Collateral is treated as illiquid.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of each Fund's portfolio. However, each Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager or the applicable Subadviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

ASSET-BACKED SECURITIES

The Balanced Strategy and Cornerstone Strategy Funds and the GNMA Trust may invest in asset-backed securities. Asset-backed securities (ABS) represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above. With respect to the Funds such pass-through certificates may include equipment trust certificates
(ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

         On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

         The  weighted   average  life  of  such  securities  is  likely  to  be
substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

                             INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of that Fund's outstanding voting securities. The investment restrictions of one Fund may thus be changed without affecting those of any other Fund.

         Each of the Growth and Tax Strategy, Cornerstone Strategy, Precious Metals and Minerals, International, and World Growth Funds may not:

  (1) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

  (2) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

  (3) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory under writer in the distribution of any restricted securities or not readily marketable securities.

  (4) Purchase securities on margin or sell securities short, except that it may obtain such short-term credits as are necessary for the clearance of securities transactions.

  (5) Invest in put, call, straddle, or spread options or interests in oil, gas or other mineral exploration or development programs, except that it may purchase securities of issuers whose principal business activities fall within such areas in accordance with its investment objectives and policies.

  (6) Invest more than 2% of the market value of its total assets in marketable warrants to purchase common stock. Warrants initially attached to securities and acquired by a Fund upon original issuance thereof shall be deemed to be without value.

  (7) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

  (8)   Purchase  or sell  commodities,  except  that  each  Fund may  invest in
        financial  futures  contracts,   options  thereon,   and  other  similar
        instruments.

  (9) Invest more than 5% of the market value of its total assets in any closed-end investment company and will not hold more than 3% of the outstanding voting stock of any closed-end investment company.

  (10) Change the nature of its business so as to cease to be an investment company.

  (11)  Issue senior securities, except as permitted under the 1940 Act.

  (12) Invest 25% or more of its total assets in one industry, except that such restriction shall not apply to the Precious Metals and Minerals Fund.

For purposes of restriction 7 above, interests in publicly traded Real Estate Investment Trusts (REITs) are not deemed to be real estate or partnership interests therein.

Each of the GNMA and Treasury Money Market Trusts may not:

  (1) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

  (2) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

  (3) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

  (4) Change the nature of its business so as to cease to be an investment company.

  (5)   Issue senior securities, except as permitted under the 1940 Act.

  (6) Purchase or sell real estate, commodities or commodity contracts, except that the GNMA Trust may invest in financial futures contracts and options thereon.

  (7) Purchase any security if immediately after the purchase 25% or more of the value of its total assets will be invested in securities of issuers principally engaged in a particular industry (except that such limitation does not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities).

The Emerging Markets Fund may not:

  (1) Borrow money, except that it may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), nor will it purchase securities when its borrowings exceed 5% of its total assets.

  (2) Concentrate its investments in any one industry although it may invest up to 25% of the value of its total assets in any one industry; provided this limitation does not apply to securities issued or guaranteed by the U.S. government or its corporate instrumentalities.

  (3)   Issue senior securities, except as permitted under the 1940 Act.

  (4) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

  (5) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

  (6) Purchase or sell commodities, except that the Fund may invest in financial futures contracts, options thereon, and similar instruments.

  (7) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

The Balanced Strategy Fund may not:

  (1) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

  (2) Concentrate its investments in any one industry although it may invest up to 25% of the value of its total assets in any one industry; provided, this limitation does not apply to securities issued or guaranteed by the U.S. government and its agencies or instrumentalities.

  (3)   Issue senior securities, except as permitted under the 1940 Act.

  (4) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

  (5) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

  (6) Purchase or sell commodities, except that each Fund may invest in financial futures contracts, options thereon, and similar instruments.

  (7) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

         With respect to each Fund's concentration policies as described, the Manager and Subadvisers, where applicable, use various recognized industry classification services including, but not limited to industry classifications established by Standard & Poor's, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds. In addition, the Cornerstone Strategy Fund may not concentrate investments in any one industry, although it may invest up to 25% of the value of its total assets in one industry; the U.S. Stocks, International Stocks, and Bonds and Money Market Instruments investment categories are not considered industries for this purpose.

ADDITIONAL RESTRICTION

         Each of the following funds has an investment policy that requires it to invest at least 80% of its assets in the type of security suggested by its name: Emerging Markets Fund invests at least 80% of its assets in equity securities of emerging market companies; Precious Metals and Minerals Fund invests at least 80% of its assets in equity securities of domestic and foreign companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds; GNMA Trust invests at least 80% of its assets in Government National Mortgage Association (GNMA) securities backed by the full faith and credit of the U.S. government; and Treasury Money Market Trust invests at least 80% of its assets in U.S. Treasury bills, notes and bonds, and repurchase agreements collateralized by these instruments. To the extent required by SEC rules, each such policy may be changed only upon 60 days' written notice to the applicable Fund's shareholders.

         The following restriction is not considered to be a fundamental policy of the Funds. The Board of Trustees may change this additional restriction without notice to or approval by the shareholders.

         Each Fund may not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                             PORTFOLIO TRANSACTIONS

The Manager or the applicable Subadviser, subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust's policy to seek the best overall terms available. The Manager or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere. In addition, the Manager or the applicable Subadviser may effect certain "riskless principal" transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

         The Funds will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager and through affiliated brokers of the applicable Subadviser. The Trust's Board of Trustees has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Funds, the Manager, or the applicable Subadvisers are reasonable and fair. The Trust's Board of Trustees has authorized the Manager or the applicable Subadviser for a Fund to effect portfolio transactions for the Fund on any exchange of which the Manager or such Subadviser (or any entity or person associated with the Manager or the Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

         The Trust's Board of Trustees has approved procedures in conformity with the requirements of Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager and/or a Subadviser participates. These procedures prohibit the Funds from directly or indirectly benefiting an affiliate of the Manager and/or a Subadviser in connection with such underwritings. In addition, for underwritings where the Manager and/or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.

          In the allocation of brokerage business used to purchase securities for the Funds, preference may be given to those broker-dealers who provide research and brokerage services to the Manager or the applicable Subadviser as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services may also be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager or the applicable Subadviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager or the applicable Subadviser, it may tend to reduce the Manager's or the applicable Subadviser's costs.

         In return for such services, a Fund may pay to a broker a "higher commission" (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser to the Funds and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager or the applicable Subadviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager or the applicable Subadviser in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager or the applicable Subadviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser, and the expenses of the Manager or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

         The Manager or the applicable Subadviser continuously reviews the performance of the broker-dealers with whom it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager or the applicable Subadviser considers whether the broker-dealer has generally provided the Manager or the applicable Subadviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.

         To the extent permitted by applicable law, and in all instances subject to the Funds' policies regarding best execution, the Manager or the applicable Subadvisers may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund's expenses. The applicable Subadviser may use step-out trades where the executing broker-dealer agrees to step-out a portion of a larger trade to the commission recapture broker-dealer to facilitate the commission recapture arrangement.

         Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds or other accounts or companies for which the Manager or the applicable Subadviser acts as the investment adviser (including affiliates of the Manager or the applicable Subadviser). On occasions when the Manager or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager or the applicable Subadviser's other clients, the Manager or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

         The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a "dealer" market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer's mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

         During the fiscal year ended May 31, 2005, the Funds purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Funds purchased securities) or the parents of the regular broker-dealers.

                                                     VALUE OF SECURITIES
     REGULAR BROKER-DEALER                            AS OF MAY 31, 2005

Citigroup Inc.
     Balanced Strategy                                 $  9,744,000
     Cornerstone Strategy                              $ 20,395,000
     World Growth                                      $  3,321,000

Credit Suisse
     International                                     $    881,000

Goldman
     World Growth                                      $  4,768,000

JP Morgan  Chase & Co.
     Cornerstone Strategy                              $    998,000

Merrill Lynch & Co.
     Balanced Strategy                                 $  5,393,000
     Cornerstone Strategy                              $ 11,302,000
     World Growth                                      $  8,999,000

Morgan Stanley
     International                                     $ 16,017,000

UBS AG
     Cornerstone Strategy                              $ 10,006,000
     International                                     $ 14,046,000
     World Growth                                      $  4,947,000

Lehman Brothers Holdings Inc.
     Growth and Tax Strategy                           $  2,197,000

State Street Corp.
     Cornerstone Strategy                              $  4,992,000
     Balanced Strategy                                 $  2,380,000

Wachovia Corp.
     Balanced Strategy                                 $  2,645,000

BROKERAGE COMMISSIONS

During the last three fiscal years ended May 31, the Funds paid the following brokerage fees:

FUND                              2003              2004              2005

Growth and Tax Strategy        $     96,848       $   126,710      $   335,214
Balanced Strategy              $    885,849(a)    $   624,223      $   639,095
Cornerstone Strategy           $  4,065,663(a)    $ 2,561,227      $ 1,809,620
Precious Metals and Minerals   $    287,508       $   576,090(b)   $   540,609
Emerging Markets               $    307,588       $   383,941      $   322,549
International                  $  1,809,313(a)    $   839,628      $   849,094
World Growth                   $  1,567,735(a)    $   439,393      $   336,270

(a) The change of investment management during the fiscal year 2003 resulted in a repositioning of the portfolio. The repositioning led to an increase in brokerage fees.

(b)  An increase in Fund assets resulted in an increase in brokerage fees.

         During the last three fiscal years ended May 31, the Funds paid no affiliated brokerage fees to USAA Brokerage Services, an affiliated discount brokerage service of the Manager.

         The Manager or the applicable Subadviser directed a portion of each Fund's brokerage transactions to certain broker-dealers that provided the Manager or the applicable Subadviser with research, analysis, advice, and similar services. For the fiscal year ended May 31, 2005, such brokerage transactions and related commissions and/or underwriting concessions amounted to the following:

                                     COMMISSIONS/               TRANSACTION
               FUND             UNDERWRITING CONCESSIONS          AMOUNTS

  Growth and Tax Strategy              $ 59,711                $ 43,007,577
  Balanced Strategy                    $ 18,691                $ 16,811,464
  Cornerstone Strategy                 $ 34,416                $ 27,966,606

PORTFOLIO TURNOVER RATES

The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager or the applicable Subadviser deems changes in a Fund's (other than Treasury Money Market Trust's) portfolio appropriate in view of its investment objective(s). Ordinarily, a Fund will not purchase or sell securities solely to achieve short-term trading profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective(s). The Growth and Tax Strategy Fund, however, may also purchase and sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains than would otherwise be the case in the absence of such activities.

         The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.

         For the last two fiscal years ended May 31, the Funds' portfolio turnover rates were as follows:

   FUND                                       2004                2005

   Growth and Tax Strategy                   43.22%             119.99%*
   Balanced Strategy                         55.26%              68.26%
   Cornerstone Strategy                      90.94%              64.88%
   Precious Metals and Minerals              27.09%              26.74%
   Emerging Markets                          75.67%              36.24%
   International                             58.70%              41.11%
   World Growth                              56.13%              36.49%
   GNMA Trust                                58.53%              37.29%

   * The repositioning of the portfolio due to change in subadviser led to an increase in trading and portfolio turnover.

                     FUND HISTORY AND DESCRIPTION OF SHARES

The Funds are series of the Trust and are diversified. The Trust is an open-end management investment company established under the laws of the Commonwealth of Massachusetts pursuant to the First Amended and Restated Master Trust Agreement (Master Trust Agreement), dated June 2, 1995, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Nine such portfolios have been established, which are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without the approval of the shareholders of the Trust. The Cornerstone Strategy Fund was established May 9, 1984, by the Board of Trustees and commenced public offering of its shares on August 15, 1984. The Precious Metals and Minerals (formerly Gold) Fund was established May 9, 1984, by the Board of Trustees and commenced public offering of its shares on August 15, 1984. The International Fund, established on November 4, 1987, commenced public offering of its shares on July 11, 1988. The Growth and Tax Strategy Fund was established on November 3, 1988, and commenced public offering of its shares on January 11, 1989. On November 7, 1990, the Board of Trustees established the GNMA Trust and Treasury Money Market Trust and commenced public offering of their shares on February 1, 1991. The World Growth Fund was established on July 21, 1992, and commenced public offering of its shares on October 1, 1992. The Emerging Markets Fund was established on September 7, 1994, and commenced public offering of its shares on November 7, 1994. The Balanced Strategy Fund was established on June 2, 1995, and commenced public offering of its shares on September 1, 1995.

         Each Fund's assets, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to each Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to such dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Trustees. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

         Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of any share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. For example, the Advisory Agreement must be approved separately by each Fund and only becomes effective with respect to a Fund when a majority of the outstanding voting securities of that Fund approves it. Shareholders of a Fund are not entitled to vote on any matter which does not affect that Fund but which requires a separate vote of another Fund. For example, a proposed change in the investment objectives of a particular Fund would require the affirmative vote of a majority of the outstanding voting securities of only that Fund.

         Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

         Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund's shares are fully paid and nonassessable by the Trust, have no preemptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the
Code). Accordingly, a Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund continues to qualify as a regulated investment company.

         To qualify for treatment as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the 90% test), (2) distribute 90% of its net investment company income, net short-term capital gains (the excess of short-term capital gains over short-term losses), and net gains from certain foreign currency transactions for the taxable year (the distribution requirement, and (3) satisfy certain diversifications requirements at the close of each quarter of the Fund's taxable year. In the case of the Growth and Tax Strategy Fund, it is required that at least 50% of the value of its total assets must consist of obligations the interest of which is excludable from gross income pursuant to section 103(a) of the Code, in order to be entitled to pay "exempt-interest dividends" to its shareholders which those shareholders may exclude from their gross income for federal income tax purposes. The Growth and Tax Strategy Fund intends to continue to satisfy this requirement.

         The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior income and gains not distributed. Each Fund intends to continue to make distributions necessary to avoid imposition of the excise tax.

         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the 90% test.

         A Fund may invest in certain futures and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) and certain foreign currency options and forward currency contracts with respect to which it makes a particular election that will be subject to section 1256 of the Code (collectively section 1256 contracts). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

         Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

         Code section 1092 (dealing with straddles) also may affect the taxation of certain options, futures, and forward currency contracts in which a Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-mar-ket rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

          Certain Funds may invest in the stock of "passive foreign investment companies" (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

         The Growth and Tax Strategy Fund may acquire zero coupon or other municipal securities issued with original issue discount (OID). As a holder of those securities, the Fund must take into account the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income (determined without regard to any deduction for dividends paid) and net tax-exempt income, including any accrued tax-exempt OID, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

TAXATION OF THE SHAREHOLDERS

Distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, distributions a Fund declares in October, November, or December and pays to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January. If a shareholder receives a distribution taxable as long-term capital gain with respect to shares and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as long-term capital loss, except as noted below.

         If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to ("in lieu of") any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be eligible for the 15% maximum federal income tax rate on "qualified dividend income" received by individuals (recently enacted under the Jobs and Growth Tax Relief Reconciliation Act of 2003), such "in lieu" payments, when distributed to the Fund's shareholders, may not be treated as "qualified dividend income" and instead will be taxed at the shareholders' marginal federal income tax rates.

          In the case of the Growth and Tax Strategy Fund, if a shareholder redeems or exchanges shares held for six months or less at a loss and receives an exempt-interest dividend with respect to the shares, the loss will be disallowed to the extent of such exempt-interest dividend. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from the Growth and Tax Strategy Fund are includible in their "modified adjusted gross income" for purposes of determining the taxable amount of such Social Security benefits, if any, that are required to be included in their gross income.

         The Growth and Tax Strategy Fund may invest in private activity bonds. Interest on certain of those bonds is a tax preference item for purposes of the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from private activity bonds is a tax preference item that is added to income from other sources for the purposes of determining whether a taxpayer is subject to AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings (ACE) exceed alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

         Opinions relating to the validity of the tax-exempt securities purchased for the Growth and Tax Strategy Fund and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Fund's counsel makes any review of the basis for such opinions.

          The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Growth and Tax Strategy Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are a resident, but generally are subject to tax on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from the Growth and Tax Strategy Fund in their own states and localities.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees consists of six Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Trustees periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates.

Set forth below are the Non-Interested Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held.

NON-INTERESTED TRUSTEES

====================================================================================================================================
NAME, ADDRESS*       POSITION(S)  TERM OF         PRINCIPAL OCCUPATION(S) DURING              NUMBER OF              OTHER
AND AGE              HELD WITH    OFFICE** AND    PAST 5 YEARS                                PORTFOLIOS  IN FUND    DIRECTORSHIPS
                     FUND         LENGTH OF                                                   COMPLEX OVERSEEN       HELD BY TRUSTEE
                                  TIME SERVED                                                 BY TRUSTEE
====================================================================================================================================

Barbara B. Dreeben   Trustee      Trustee since   President, Postal Addvantage                Four registered          None
(60)                              January 1994    (7/92-present), which is a postal           investment companies
                                                  mail list management service.               consisting of 39 funds
------------------------------------------------------------------------------------------------------------------------------------

Robert L. Mason,     Trustee      Trustee since   Institute Analyst, Southwest Research       Four registered          None
Ph.D. (59)                        January 1997    Institute (3/02-present); Staff             investment companies
                                                  Analyst, Southwest Research Institute       consisting of 39 funds
                                                  (9/98-3/02) which focuses in the fields
                                                  of technological research.
------------------------------------------------------------------------------------------------------------------------------------

Michael F. Reimherr  Trustee      Trustee since   President of Reimherr Business Consulting   Four registered          None
(60)                              January 2000    (5/95-present), which performs business     investment companies
                                                  valuations of large companies to include    consisting of 39 funds
                                                  the development of annual business plans,
                                                  budgets, and internal financial reporting.

------------------------------------------------------------------------------------------------------------------------------------

Laura T. Starks,     Trustee      Trustee since   Charles E and Sarah M Seay Regents Chair    Four registered          None
Ph.D. (55)                        May 2000        Professor of Finance, University of Texas   investment companies
                                                  at Austin (9/96-present).                   consisting of 39 funds

------------------------------------------------------------------------------------------------------------------------------------

Richard A. Zucker    Trustee and  Trustee since   Vice President, Beldon Roofing Company      Four registered          None
(62)                 Chairman***  January 1992    (7/85-present).                             investment companies
                                                                                              consisting of 39 funds
====================================================================================================================================

* The address for each Non-Interested Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

** The term of office for each Trustee is twenty (20) years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

*** Effective February 1, 2005, Mr. Zucker was elected Chair of the Fund's Board of Trustees.

         Trustee and officers of the Trust who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.


====================================================================================================================================
NAME, ADDRESS*       POSITION(S)     TERM OF         PRINCIPAL OCCUPATION(S) DURING                 NUMBER OF          OTHER PUBLIC
AND AGE              HELD WITH       OFFICE AND      PAST 5 YEARS                                   PORTFOLIOS         DIRECTORSHIPS
                     FUND            LENGTH OF                                                      IN FUND COMPLEX
                                     TIME SERVED                                                    OVERSEEN BY
                                                                                                    TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Christopher W.       Trustee,        Trustee since   President and Chief Executive Officer,         Five registered    None
Claus (44)           President, and  February 2001   Director, and Chairman of the Board of         investment
                     Vice Chairman                   Directors, USAA Investment Management Company  companies
                     of the Board                    (IMCO) (12/04-present); President and Chief    consisting of
                     of Trustees                     Executive Officer, Director and Vice Chairman  44 funds
                                                     of the Board of Directors, IMCO (2/01-12/04);
                                                     Senior Vice President of Investment Sales
                                                     and Service, IMCO (7/00-2/01). Mr. Claus also
                                                     serves as President, Director, and Chairman of
                                                     the Board of Directors of USAA Shareholder
                                                     Account Services (SAS). He also holds the
                                                     officer position of Senior  Vice President of
                                                     the USAA Life Investment Trust, a  registered
                                                     investment company offering five individual
                                                     funds.
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Clifford A. Gladson  Vice President  Vice President  Senior Vice President, Fixed Income            Five registered    None
(54)                                 since May 2002  Investments, IMCO (9/02-present); Vice         investment
                                                     President, Fixed Income Investments, IMCO      companies
                                                     (5/02-9/02); Vice President, Mutual Fund       consisting of
                                                     Portfolios, IMCO, (12/99-5/02). Mr. Gladson    44 funds
                                                     also holds the officer position of Vice
                                                     President of the USAA Life Investment Trust,
                                                     a registered investment company offering five
                                                     individual funds.
====================================================================================================================================

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

INTERESTED OFFICERS

====================================================================================================================================

NAME, ADDRESS*         POSITION(S)      TERM OF OFFICE   PRINCIPAL OCCUPATION(S) DURING             NUMBER OF          OTHER PUBLIC
AND AGE                HELD WITH        AND LENGTH OF    PAST 5 YEARS                               PORTFOLIOS         DIRECTORSHIPS
                       FUND             TIME SERVED                                                 IN FUND
                                                                                                    COMPLEX
                                                                                                    OVERSEEN
------------------------------------------------------------------------------------------------------------------------------------
Stuart Wester (58)     Vice  President  Vice President   Vice President, Equity Investments, IMCO   Five registered       None
                                        since May 2002   (1/99-present). Mr. Wester  also holds     investment
                                                         the officer position of Vice President     companies
                                                         of the USAA Life Investment Trust,         consisting of
                                                         a registered investment company offering   44 funds
                                                         five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Mark S. Howard (41)    Secretary        Secretary since  Senior Vice President, USAA Life Insurance Five registered       None
                                        September 2002   Company (USAA Life)/IMCO/USAA Financial    investment
                                                         Planning Services (FPS) General Counsel,   companies
                                                         USAA (10/03-present); Senior Vice          consisting of
                                                         President, Securities Counsel, USAA        44 funds
                                                         (12/02-10/03); Senior Vice President,
                                                         Securities Counsel and Compliance, IMCO
                                                         (1/02-12/02); Vice President, Securities
                                                         Counsel & Compliance, IMCO (7/00-1/02).
                                                         Mr. Howard also holds the officer positions
                                                         of Senior Vice  President, Secretary and
                                                         Counsel for USAA Life, IMCO, FPS, SAS and
                                                         USAA Financial Advisors, Inc. (FAI); and
                                                         Secretary of the USAA Life Investment Trust,
                                                         a registered investment company offering
                                                         five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Debra K. Dunn (36)     Treasurer        Treasurer since  Assistant Vice President, IMCO/FPS         Five registered       None
                                        June 2005        Finance, USAA (9/04-present); Executive    investment
                                                         Director IMCO/FPS Finance, USAA (12/03-    companies
                                                         9/04); Executive Director FPS Finance,     consisting of
                                                         USAA (2/03-12/03); Director FPS Finance,   44 funds
                                                         USAA (12/02-12/03); Director Strategic
                                                         Financial Analysis, IMCO (1/01-12/02);
                                                         Financial Business Analyst, Strategic
                                                         Financial Analysis, IMCO (3/00-1/01).
                                                         Ms. Dunn also holds the officer positions
                                                         of Assistant Vice President and  Treasurer
                                                         IMCO, SAS, FPS, and  FAI; and Treasurer of
                                                         the USAA Life Investment Trust, a registered
                                                         investment company offering five individual funds.
====================================================================================================================================

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

INTERESTED OFFICERS

====================================================================================================================================
NAME, ADDRESS*         POSITION(S)  TERM OF OFFICE       PRINCIPAL OCCUPATION(S) DURING             NUMBER OF          OTHER PUBLIC
AND AGE                HELD WITH    AND LENGTH OF        PAST 5 YEARS                               PORTFOLIOS         DIRECTORSHIPS
                       FUND         TIME SERVED                                                     IN FUND
                                                                                                    COMPLEX OVERSEEN

--------------------------------------------------------------------------------------------------------------------------------
Eileen M. Smiley (45)  Assistant    Assistant            Vice President, Securities Counsel, USAA   Five registered       None
                       Secretary    Secretary since      (2/04- present); Assistant Vice President, investment
                                    February 2003        Securities Counsel, USAA (1/03-2/04);      companies
                                                         Attorney, Morrison & Foerster, LLP (1/99-  consisting of 44
                                                         1/03). Ms. Smiley also holds the officer   funds
                                                         positions of Vice President and Assistant
                                                         Secretary of IMCO, FPS, and FAI; and
                                                         Assistant Secretary of the USAA Life
                                                         Investment Trust, a registered investment
                                                         company offering five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Roberto Galindo,       Assistant    Assistant Treasurer  Assistant Vice President, Portfolio        Five registered       None
Jr. (44)               Treasurer    since July 2000      Accounting/Financial Administration,       investment
                                                         USAA (12/02-present); Assistant Vice       companies
                                                         President, Mutual Fund Analysis &          consisting
                                                         Support, IMCO (10/01-12/02); Executive     of 44 funds
                                                         Director, Mutual Fund Analysis &
                                                         Support, IMCO (6/00-10/01). Mr. Galindo
                                                         also holds the officer position of Assistant
                                                         Treasurer of the USAA  Life Investment
                                                         Trust, a registered investment company
                                                         offering five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey D. Hill (37)   Chief        Chief Compliance     Assistant Vice President, Mutual Funds     Five registered       None
                       Compliance   Officer since        Compliance, USAA (9/04-present); Assistant investment
                       Officer      September 2004       Vice President, Investment Management      companies
                                                         Administration & Compliance, USAA (12/02-  consisting
                                                         9/04); Assistant Vice President,           of 44 funds
                                                         Investment Management Administration &
                                                         Compliance, IMCO (9/01-12/02); Senior
                                                         Manager, Investment Management Assurance and
                                                         Advisory Services, KPMG LLP (6/98-8/01).
                                                         Mr. Hill also holds the officer position
                                                         of Chief Compliance Officer of the USAA
                                                         Life  Investment  Trust,  a registered
                                                         investment company offering five
                                                         individual funds.
====================================================================================================================================

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent full fiscal year ended May 31, 2005, the Board of Trustees held meetings six times. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

         EXECUTIVE COMMITTEE: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust which may be delegated to it by the Board. Trustees Claus and Zucker are members of the Executive Committee.

         AUDIT COMMITTEE: The Audit Committee of the Board of Trustees reviews the financial information and the independent auditor's reports and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Audit Committee. During the Funds' most recent full fiscal year ended May 31, 2005, the Audit Committee held meetings four times.

         PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters which have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Pricing and Investment Committee. During the Funds' most recent full fiscal year ended May 31, 2005, the Pricing and Investment Committee held meetings four times.

         CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees. Trustees Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Corporate Governance Committee. During the Funds' most recent full fiscal year ended May 31, 2005, the Corporate Governance Committee held meetings six times.

         In addition to the previously listed Trustees and/or officers of the Trust who also serve as Trustees and/or officers of the Manager, the following individuals are executive officers of the Manager: Mark S. Rapp, Senior Vice President, Marketing, and Terri L. Luensmann, Senior Vice President, Investment Operations. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

         The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all of the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2004.

                            BALANCED         CORNERSTONE       PRECIOUS METALS
                          STRATEGY FUND     STRATEGY FUND     AND MINERALS FUND
INTERESTED TRUSTEE

Christopher W. Claus     $10,000-$50,000         None               None

NON-INTERESTED TRUSTEES

Barbara B. Dreeben             None              None               None
Robert L. Mason                None         $10,000-$50,000         None
Michael F. Reimherr            None              None               None
Laura T. Starks                None              None               None
Richard A. Zucker              None              None               None


                         INTERNATIONAL    GROWTH AND TAX   WORLD GROWTH     EMERGING
                              FUND        STRATEGY FUND       FUND        MARKETS FUND

INTERESTED TRUSTEE

Christopher W. Claus    $50,001-$100,000       None           None       $50,001-$100,000

NON-INTERESTED TRUSTEES

Barbara B. Dreeben           None          Over $100,000       None            None
Robert L. Mason              None               None           None            None
Michael F. Reimherr          None               None           None            None
Laura T. Starks          Over $100,000          None           None            None
Richard A. Zucker       $10,000-$50,000         None           None            None

                                                                   USAA FUND
                            GNMA             TREASURY               COMPLEX
                            TRUST       MONEY MARKET TRUST           TOTAL

INTERESTED TRUSTEE

Christopher W. Claus         None             None                Over $100,000

NON-INTERESTED TRUSTEES

Barbara B. Dreeben           None             None                Over $100,000
Robert L. Mason              None             None                Over $100,000
Michael F. Reimherr      $0-$10,000           None                Over $100,000
Laura T. Starks              None             None                Over $100,000
Richard A. Zucker            None             None                Over $100,000

         The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended May 31, 2005.

  NAME                           AGGREGATE              TOTAL COMPENSATION
   OF                          COMPENSATION            FROM THE USAA FUNDS
 TRUSTEE                      FROM THE TRUST           AND FUND COMPLEX (B)

INTERESTED TRUSTEE

Christopher W. Claus            None (a)                    None (a)

NON-INTERESTED TRUSTEES

Barbara B. Dreeben               $ 14,775                   $ 59,100
Robert L. Mason, Ph.D.           $ 15,375                   $ 61,500
Michael F. Reimherr              $ 14,175                   $ 56,700
Laura T. Starks, Ph.D.           $ 14,175                   $ 56,700
Richard A. Zucker                $ 15,825                   $ 63,300

(a) Christopher W. Claus is affiliated with the Trust's investment adviser, IMCO, and, accordingly, receives no remuneration from the Trust or any other Fund of the USAA Fund Complex.

(b) At May 31, 2005, the USAA Fund Complex consisted of five registered investment companies offering 44 individual funds. Each non-interested Trustee presently serves as a Trustee or Director on all of the investment companies in the USAA Fund Complex, except for the USAA Life Investment Trust, which consists of five funds available to the public only through the purchase of certain variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company.

         No compensation is paid by any fund to any Trustee who is a director, officer, or employee of IMCO or its affiliates or of any Subadviser or its affiliates. No pension or retirement benefits are accrued as part of Fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the Manager or any Subadviser. As of August 31, 2005, the officers and Trustees of the Trust and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

         As of August 31, 2005, USAA and its affiliates owned no shares of the Emerging Markets Fund, Growth and Tax Strategy Fund, Balanced Strategy Fund, Cornerstone Strategy Fund, Precious Metals and Minerals Fund, World Growth Fund, GNMA Trust, International Fund, and Treasury Money Market Trust.

         The following table identifies all persons who, as of August 31, 2005, held of record or owned beneficially 5% or more of the voting stock of any Fund's shares.

                                   NAME AND ADDRESS
     TITLE OF CLASS              OF BENEFICIAL OWNER           PERCENT OF CLASS
     --------------              -------------------           -----------------
   Precious Metal and                Pershing LLC                    12.8%
     Minerals Fund                PO box 2052 14 Flr.
                                 New Jersey, NJ  07039

                               THE TRUST'S MANAGER

As described in each Fund's prospectus, IMCO is the Manager and investment adviser for each Fund. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Investment Trust from its inception.

         In addition to managing the Trust's assets, IMCO advises and manages the investments of USAA and its affiliated companies as well as those of USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust, and USAA Life Investment Trust. As of the date of this SAI, total assets under management by IMCO were approximately $52 billion, of which approximately $31 billion were in mutual fund portfolios.

ADVISORY AGREEMENT

The Manager provides investment management and advisory services to the Precious Metals and Minerals Fund, GNMA Trust and the Treasury Money Market Trust pursuant to an Advisory Agreement dated August 1, 2001 (Advisory Agreement). Under this agreement, the Manager provides an investment program, carries out the investment policies and manages the portfolio assets for each of these Funds. The Manager is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund.

         The Manager provides investment management and advisory services to the Growth and Tax Strategy, Balanced Strategy, Cornerstone Strategy, Emerging Markets, International, and World Growth Funds pursuant to an Investment Advisory Agreement dated October 18, 2002 (Other Advisory Agreement). The Other Advisory Agreement authorizes the Manager to retain one or more Subadvisers for the management of all or a portion of a Fund's investment portfolio and, as described below, the Manager has entered into one or more Investment Subadvisory Agreements (Subadvisory Agreements) for each of these Funds. Under the Other Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements. In addition, the Manager manages certain portfolio assets for certain of these Funds, as described in the prospectuses.

         For the services under these agreements, each Fund has agreed to pay the Manager a fee computed as described under FUND MANAGEMENT in its prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.

         Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectus, the SAI, and reports to prospective shareholders.

          The Advisory Agreement and the Other Advisory Agreement will remain in effect until July 31, 2006 and October 17, 2006, respectively, for the Funds covered by each agreement and will continue in effect from year to year thereafter for each such Fund as long as they are approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940
Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. The Advisory Agreement and the Other Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days' written notice. Each agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

         From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. The Manager has voluntarily agreed to limit the annual expenses of the Balanced Strategy Fund, the Cornerstone Strategy Fund, and the Emerging Markets Fund to 1.00%, 1.19%, and 1.80%, respectively, of the Funds' ANA, and will reimburse the Fund for all expenses in excess of such limitation. Any such waiver or reimbursement may be modified or terminated by the Manager at any time without prior notice to the shareholders.

         For the last three fiscal years ending May 31, management fees were as follows:

  FUND                                   2003            2004           2005

  Growth and Tax Strategy Fund       $    934,718   $    831,641  $    851,802
  Balanced Strategy Fund             $  2,389,132   $  3,341,743  $  4,246,918
  Cornerstone Strategy Fund          $  8,075,572   $  9,485,266  $ 10,730,223
  Precious Metals and Minerals Fund  $  1,048,223   $  2,071,758  $  2,383,384
  Emerging Markets Fund              $    462,211   $    815,579  $  1,200,054
  International Fund                 $  2,579,369   $  3,235,673  $  4,221,479
  World Growth Fund                  $  1,760,485   $  1,984,889  $  2,385,937
  GNMA Trust                         $  1,043,515   $    853,624  $    800,447
  Treasury Money Market Trust        $    249,938   $    241,963  $    227,591

         As a result of the Funds' actual expenses exceeding an expense limitation, the Manager did not receive fees to which it would have been entitled as follows:

  FUND                                   2003           2004           2005

  Balanced Strategy Fund             $  1,432,254   $  1,460,962  $  1,643,750
  Cornerstone Strategy Fund          $    891,335   $     73,348  $        -
  Emerging Markets Fund              $       -      $      -      $        -

         The management fees of each Fund (except the Treasury Money Market Trust) are based upon two components: (1) a base fee, which is accrued daily and paid monthly, computed at an annual rate of average net assets as follows:

  FUND                                              FEE RATE

  Balanced Strategy Fund                               .75%
  Cornerstone Strategy Fund                            .75%
  Precious Metals and Minerals Fund                    .75%
  Emerging Markets Fund                               1.00%
  GNMA Trust                                          .125%
  Growth and Tax Strategy Fund                         .50%
  International Fund                                   .75%
  World Growth Fund                                    .75%

and (2) a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to a relevant Lipper Index. Each Fund's performance will be measured as listed below.

  FUND                                                LIPPER INDEX

  Balanced Strategy Fund                               Balanced
  Cornerstone Strategy Fund                            Global Flexible
  Precious Metals and Minerals Fund                    Gold
  Emerging Markets Fund                                Emerging Markets
  GNMA Trust                                           GNMA
  Growth and Tax Strategy Fund                         Balanced
  International Fund                                   International
  World Growth Fund                                    Global

         With respect to the Treasury Money Market Trust, the management fee will continue to consist solely of the base fee of .125% of the average net assets.

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of each Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. The performance period for each Fund consists of the current month plus the previous 35 months.

         The annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of over-performance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart below:

                               FIXED INCOME FUNDS:
                                   GNMA TRUST
                          GROWTH AND TAX STRATEGY FUND

  OVER/UNDER PERFORMANCE RELATIVE TO INDEX          ANNUAL ADJUSTMENT RATE
        (IN BASIS POINTS) 1                     (IN BASIS POINTS AS A PERCENTAGE
                                                 OF A FUND'S AVERAGE NET ASSETS)
         +/- 20 to 50                                        +/- 4
         +/- 51 to 100                                       +/- 5
      +/- 101 and greater                                    +/- 6

                                  EQUITY FUNDS:
                             BALANCED STRATEGY FUND
                           CORNERSTONE STRATEGY FUND
                       PRECIOUS METALS AND MINERALS FUND
                             EMERGING MARKETS FUND
                               INTERNATIONAL FUND
                               WORLD GROWTH FUND

  OVER/UNDER PERFORMANCE RELATIVE TO INDEX          ANNUAL ADJUSTMENT RATE
           (IN BASIS POINTS) 1                  (IN BASIS POINTS AS A PERCENTAGE
                                                 OF A FUND'S AVERAGE NET ASSETS)
        +/- 100 to 400                                       +/- 4
        +/- 401 to 700                                       +/- 5
      +/- 701 and greater                                    +/- 6

[FOOTNOTE]
     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

         For example, assume that a fixed income fund with average net assets of $900 million has a base fee of .30 of 1% (30 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

                                                  EXAMPLES

                                  1           2          3            4           5          6
Fund Performance (a)            6.80%       5.30%      4.30%       (7.55%)    (-5.20%)     (3.65%)
Index Performance (a)           4.75%       5.15%      4.70%       (8.50%)    (-3.75%)     (3.50%)
                             ---------   ---------   ---------   ---------   ---------   -----------
Over/Under Performance (b)     + 205         +15       - 40         + 95       - 145        - 15
Annual Adjustment Rate (b)       + 6           0         -4          + 5         - 6           0
Monthly Adjustment Rate (c)     .0049%         n/a    (.0033%)      .0041%    (.0049%)         n/a
Base Fee for Month           $ 221,918   $ 221,918   $ 221,918   $ 221,918   $ 221,918   $ 221,918
Performance Adjustment          41,650           0    (28,050)      34,850    (41,650)           0
                             -----------------------------------------------------------------------
Monthly Fee                  $ 263,568   $ 221,918   $ 193,868   $ 256,768   $ 180,268   $ 221,918
                             =======================================================================

(a) Average annual performance over a 36-month period
(b) In basis points
(c) Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage

         Each Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper Index. Because the adjustment to the base fee is based upon the Fund's performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

SUBADVISORY AGREEMENTS

The Manager has entered into Subadvisory Agreements with the Subadvisers identified below under which each Subadviser provides day-to-day discretionary management of some or all of the applicable Fund's assets in accordance with that Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Manager and the Board of Trustees of the Trust.

         The Subadvisory Agreement for the Growth and Tax Strategy Fund will remain in effect until June 30, 2006. Each other Subadvisory Agreement will remain in effect with respect to a Fund until October 17, 2006, and will continue in effect from year to year thereafter for each Fund as long as it is approved annually by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of the Fund), including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated with respect to a Fund at any time by vote of a majority of the Non-Interested Trustees or by vote of a majority of the outstanding shares of a Fund (as defined in the 1940 Act) on 60 days' written notice; by IMCO at any time; or by the applicable Subadviser on 90 days' written notice. Each Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

         For the Growth and Tax Strategy Fund, the Manager has entered into a Subadvisory Agreement with Loomis, Sayles & Company, L.P. (Loomis Sayles). The Manager (not the Fund) pays Loomis Sayles a fee in the annual amount of 0.20% of the portion of the Fund's average net assets that Loomis Sayles manages. Loomis Sayles, a Delaware limited partnership and registered investment adviser, is an indirect wholly owned subsidiary of IXIS Asset Management North America, L.P., which in turn is owned by IXIS Asset Management.

         For the Balanced Strategy Fund, the Manager has entered into a Subadvisory Agreement with Wellington Management Company, LLP (Wellington Management). The Manager (not the Fund) pays Wellington Management a fee in the annual amount not to exceed 0.20% of the portion of the Fund's average net assets that Wellington Management manages. Wellington Management, a Massachusetts limited liability partnership and registered investment adviser, is owned entirely by its 86 partners, all of whom are active in the firm. The managing partners of Wellington are Laurie A. Gabriel, John R. Ryan, and Perry
M. Traquina.

         For the Cornerstone Strategy Fund, the Manager has entered into Subadvisory Agreements with Wellington Management and MFS Investment Management (MFSIM). The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.40% of the first $50 million of the portion of the Fund's average net assets that Wellington Management manages and invests in real estate securities, plus 0.35% of the portion of the Fund's average net assets over $50 million that Wellington Management manages and invests in real estate securities, plus 0.20% of the portion of the Fund's average net assets that Wellington Management manages and invests in securities other than real estate securities. The Manager (not the Fund) pays MFSIM a fee in the annual amount of 0.335% of the first $350 million of the aggregate average net assets of the World Growth Fund, the International Fund, the USAA Life Investment Trust World Growth Fund and the portion of the Cornerstone Strategy Fund that MFSIM manages (MFSIM Funds), plus 0.225% of the aggregate average net assets of the MFSIM Funds over $350 million and up to $1 billion, plus 0.200% of the aggregate average net assets of the MFSIM Funds over $1 billion. MFSIM is a wholly owned subsidiary of Massachusetts Financial Services Company (MFS), a registered investment adviser that has been providing investment advisory services since 1924. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holding, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life of Canada (an insurance company).

         For the Emerging Markets Fund, the Manager has entered into a Subadvisory Agreement with The Boston Company Asset Management, LLC (The Boston Company). The Manager (not the Fund) pays The Boston Company a fee in the annual amount of 0.69% of the portion of the Fund's average net assets that The Boston Company manages. The Boston Company is a majority owned subsidiary of Mellon Trust of New England, N.A. (MTNE), a federally chartered bank. MTNE is a wholly owned subsidiary of Mellon Financial Corporation (Mellon). Mellon is a publicly owned global financial holding company incorporated under Pennsylvania law.

         For the International Fund, the Manager has entered into a Subadvisory Agreement with MFSIM. The Manager (not the Fund) pays MFSIM a fee in the annual amount of 0.335% of the first $350 million of the aggregate average net assets of the MFSIM Funds, plus 0.225% of the Fund's aggregate average net assets of the MFSIM Funds over $350 million and up to $1 billion, plus 0.200% of the aggregate average net assets of the MFSIM Funds over $1 billion.

         For the World Growth Fund, the Manager has entered into a Subadvisory Agreement with MFSIM. The Manager (not the Fund) pays MFSIM a fee in the annual amount of 0.335% of the first $350 million of the aggregate average net assets of the MFSIM Funds, plus 0.225% of the aggregate average net assets for assets of the MFSIM Funds over $350 million and up to $1 billion, plus 0.200% of the aggregate average net assets of the MFSIM Funds over $1 billion.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective August 1, 2001, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirmations of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (.15%) of the average net assets for each Fund except the Treasury Money Market Trust and one-tenth of one percent (.10%) of the average net assets for the Treasury Money Market Trust. We may also delegate one or more of our responsibilities to others at our expense.

         For the last two fiscal years ended May 31, the Trust paid IMCO the following administration and servicing fees:

  FUND                                   2004                  2005

  Growth and Tax Strategy Fund        $   284,074          $   279,945
  Balanced Strategy Fund              $   658,569          $   849,383
  Cornerstone Strategy Fund           $ 1,897,053          $ 2,154,238
  Precious Metals and Minerals Fund   $   397,550          $   457,415
  Emerging Markets Fund               $   123,680          $   182,969
  International Fund                  $   618,831          $   829,104
  World Growth Fund                   $   391,982          $   465,144
  GNMA Trust                          $   998,932          $   907,104
  Treasury Money Market Trust         $   193,570          $   182,072

         In addition to the services provided under the Funds' Administration and Servicing Agreement, the Manager also provides certain legal and tax services for the benefit of the Funds. The Trust's Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the fiscal year ended May 31, 2005, the Funds reimbursed the Manager for these legal and tax services as follows:

  FUND                                   2005

  Growth and Tax Strategy Fund        $   7,486
  Balanced Strategy Fund              $  15,207
  Cornerstone Strategy Fund           $  37,074
  Precious Metals and Minerals Fund   $  10,437
  Emerging  Markets Fund              $   8,278
  International Fund                  $  16,208
  World Growth Fund                   $  12,309
  GNMA Trust                          $  16,177
  Treasury Money Market Trust         $   7,282

CODES OF ETHICS

The Funds, the Manager, and the Subadvisers each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Trust's Board of Trustees reviews the administration of the Code of Ethics at least annually and receives certifications from the Manager and Subadvisers regarding compliance with the Code of Ethics annually.

         While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, there are certain restrictions in the procedures in the Codes of Ethics adopted by the Manager and the Funds. The Code of Ethics are designed to ensure that the shareholders' interests come before the individuals who manage their Funds. The Codes of Ethics require the portfolio manager and other employees with access to information about the purchase or sale of securities by a Fund to abide by the Code of Ethics requirements before executing permitted personal trades. A copy of the Codes of Ethics has been filed with the SEC and is available for public view.

PROXY VOTING POLICIES AND PROCEDURES

The Manager will vote on proposals presented to shareholders of portfolio securities held by the Funds. The Manager generally votes proxies in a manner to maximize the value of the Funds' investments and in accordance with these proxy voting procedures. The Manager has retained Institutional Shareholder Services, Inc. (ISS) to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Funds. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS Proxy Voting Guidelines and ISS Global Proxy Voting Guidelines (the ISS Guidelines), as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Funds.

         To avoid any improper influence on the Manager's voting decisions, the Manager generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Manager's Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the ISS Guidelines. In evaluating ISS' recommendations, the Manager may consider information from many sources, including the Funds' portfolio manager, the Manager's Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager's Head of Equity Investments will then review ISS' recommendations, and if he or she determines that it would be in the Funds' best interests to vote the shares contrary to ISS' recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the Funds' principal underwriter, or any person who is an affiliated person of the Funds, the Manager, or the Funds' principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to ISS' recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager's Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager's Investment Strategy Committee regarding any material conflict of interest identified will be summarized and presented to the Funds' Board of Trustees at the next regularly scheduled meeting of the Board. The Manager's Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any ISS recommendation.

         Copies of the Manager's proxy voting policies and procedures are available without charge (i) by calling 1-800-531-8448; (ii) at USAA.COM; and
(iii) on the SEC's Web site at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) at USAA.COM; and (ii) on the SEC's Web site at http://www.sec.gov.

UNDERWRITER

The Trust has an agreement with IMCO for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $23 to $25.50 per account. The fee is subject to change at any time.

         The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

                          PORTFOLIO MANAGER DISCLOSURE

OTHER ACCOUNTS MANAGED

The following tables set forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended May 31, 2005.

                                   NUMBER OF OTHER ACCOUNTS MANAGED                   NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                    AND ASSETS BY ACCOUNT TYPE                          ADVISORY FEE IS BASED ON PERFORMANCE
====================================================================================================================================
                 FUNDS
                 MANAGED BY      REGISTERED       OTHER POOLED                      REGISTERED         OTHER POOLED
PORTFOLIO        PORTFOLIO       INVESTMENT       INVESTMENT     OTHER              INVESTMENT         INVESTMENT          OTHER
MANAGER          MANAGER         COMPANY          VEHICLES       ACCOUNTS           COMPANY            VEHICLES            ACCOUNTS
====================================================================================================================================
USAA

Arnold J. Espe   Balanced        2 ($482 mil)     0              0                  2($482 mil)        0                   0
                 Strategy,
                 Cornerstone
                 Strategy Funds

Clifford A.
Gladson          Growth and Tax  4 ($4,240 mil)   0              0                  4 ($4,240 mil)     0                   0
                 Strategy Fund

Mark W. Johnson  Cornerstone     2 ($275 mil)                                       2 ($275 mil)       0                   0
                 Strategy,
                 Precious Metal
                 and Minerals
                 Funds

Stuart H. Wester Balanced        3 ($142 mil)     0              0                  3 ($142 mil)       0                   0
                 Strategy,
                 Cornerstone
                 Strategy Funds

Margaret
Weinblatt        Balanced        6 ($3,092.2 mil) 0              0                  6 ($3,092.2 mil)   0                   0
                 Strategy,
                 Cornerstone
                 Strategy, GNMA
                 Trust Funds

------------------------------------------------------------------------------------------------------------------------------------
LOOMIS SAYLES

Mark B.
Baribeau         Growth and Tax  7 ($913.5 mil)   3 ($786.1 mil) 130 ($3,848.1 mil) 1 ($124.4 mil)     0                   0
                 Strategy Fund

Pamela K.
Czekanski        Growth and Tax
                 Strategy Fund   6 ($900.3 mil)   3 ($786.1 mil) 120 ($3,848.5 mil) 1 ($124.4 mil)     0                   0

Richard Skaggs   Growth and Tax
                 Strategy Fund   6 ($900.3 mil)   3 ($786.1 mil) 93 ($3,776.3 mil)  1 ($124.4 mil)     0                   0

                                   NUMBER OF OTHER ACCOUNTS MANAGED                   NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                    AND ASSETS BY ACCOUNT TYPE                          ADVISORY FEE IS BASED ON PERFORMANCE
====================================================================================================================================
                 FUNDS
                 MANAGED BY      REGISTERED       OTHER POOLED                      REGISTERED      OTHER POOLED
PORTFOLIO        PORTFOLIO       INVESTMENT       INVESTMENT     OTHER              INVESTMENT      INVESTMENT     OTHER
MANAGER          MANAGER         COMPANY          VEHICLES       ACCOUNTS           COMPANY         VEHICLES       ACCOUNTS
====================================================================================================================================
MFS

David R.
Mannheim         Cornerstone     15($6,980.7 mil) 3 ($867 mil)   68 ($10,438.4 mil) 0               0              8 ($1,017.4 mil)
                 Strategy,
                 International
                 World Growth
                 Funds

Marcus L. Smith  Cornerstone     9 ($5,692.1 mil) 0              22 ($2,260.5 mil)  0               0              2 ($20.6 mil)
                 Strategy,
                 International,
                 World Growth,
                 Funds
------------------------------------------------------------------------------------------------------------------------------------

THE BOSTON COMPANY

D. Kirk Henry    Emerging        18 ($6.75 bil)   8 ($7.72 bil)  101 ($17.24 bil)   0               0              0
                 Markets Fund

Clifford Smith   Emerging        18 ($6.75 bil)   8 ($7.72 bil)  101 ($17.24 bil)   0               0              0
                 Markets Fund

Carolyn M.       Emerging        18 ($6.75 bil)   8 ($7.72 bil)  101 ($17.24 bil)   0               0              0
Kedersha         Markets Fund

Andrew Johnsen   Emerging        18 ($6.75 bil)   8 ($7.72 bil)  101 ($17.24 bil)   0               0              0
                 Markets Fund

Param            Emerging        18 ($6.75 bil)   8 ($7.72 bil)  101 ($17.24 bil)   0               0              0
Roychouldhury    Markets Fund

Michelle Chan    Emerging        18 ($6.75 bil)   8 ($7.72 bil)  101 ($17.24 bil)   0               0              0
                 Markets Fund

                                       44

                                   NUMBER OF OTHER ACCOUNTS MANAGED                    NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                    AND ASSETS BY ACCOUNT TYPE                          ADVISORY FEE IS BASED ON PERFORMANCE
====================================================================================================================================
              FUNDS
              MANAGED BY      REGISTERED         OTHER POOLED                          REGISTERED     OTHER POOLED
PORTFOLIO     PORTFOLIO       INVESTMENT         INVESTMENT         OTHER              INVESTMENT     INVESTMENT     OTHER
MANAGER       MANAGER         COMPANY            VEHICLES           ACCOUNTS           COMPANY        VEHICLES       ACCOUNTS
===================================================================================================================================
WELLINGTON

Matthew E.    Balanced        18 ($4,878.2 mil)  15 ($1,101.3 mil)  34 ($3,720.5 mil)  0              0              6 ($647.7 mil)
Megarel       Strategy,
              Cornerstone
              Strategy Funds

Jeffrey L.    Balanced        16 ($4,809.1 mil)  15 ($1,101.3 mil)  42 ($3,719.0 mil)  0              0              6 ($647.7 mil)
Kripke        Strategy,
              Cornerstone
              Strategy Funds

Maya K.       Balanced        16 ($4,809.1 mil)  15 ($1,101.3 mil)  36 ($3,720.8 mil)  0              0              6 ($647.7 mil)
Bittar        Strategy,
              Cornerstone
              Strategy Funds

Francis J.    Balanced        7 ($804.8 mil)     7 ($374.6 mil)     16 ($648.7 mil)    0              0              1 ($38.9 mil)
Boggan        Strategy,
              Cornerstone
              Strategy Funds

James P.      Balanced        4 ($223.0 mil)     22 ($1,318.4 mil)  179 ($2,346.2 mil) 0              3 ($328.9 mil) 17 ($132.3 mil)
Hoffman       Strategy,
              Cornerstone
              Strategy Funds


USAA

CONFLICTS OF INTEREST: These portfolio managers provide portfolio management services only to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered mutual funds. Portfolio managers make investment decisions for the funds they manage based on the fund's investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

         Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

         The performance of each Fund is also periodically reviewed by IMCO's Investment Strategy Committee (ISC), and portfolio managers have the opportunity to explain the reasons underlying a Fund's performance. The ISC and the Board of Trustees of USAA Investment Trust also routinely review and compare the performance of the Funds with the performance of other funds with the same investment objectives and permissible investments.

         As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The Mutual Funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each fund's compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

COMPENSATION: IMCO's compensation structure includes a base salary and an incentive component. The portfolio managers are officers of IMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager's annual evaluation or if the portfolio manager is promoted. Each portfolio manager also is eligible to receive an incentive payment based on the performance of the Fund(s) managed by the portfolio manager compared to each Fund's comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoney Net, Inc. category. Each fund, except for the money market funds, has a performance fee component to the advisory fee earned by IMCO. The performance fee adjustment for these Funds is based on the Fund's relative performance compared to the Fund's comparative ranking against the appropriate Lipper Index as set forth in the Fund's prospectus. Portfolio managers will receive incentive payments under this plan only if the Funds they manage are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher the Fund's relative ranking in its peer universe. In determining the incentive payment of a portfolio manager who manages more than one Fund, IMCO considers the relative performance of each Fund in proportion to the total assets managed by the portfolio manager.

         In addition to salary and incentive payments, portfolio managers also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

PORTFOLIO OWNERSHIP: As of the fiscal year ended May 31, 2005, the portfolio managers of USAA beneficially owned securities of the Fund in which they managed in the following dollar range:

   PORTFOLIO MANAGER      FUND                                DOLLAR RANGE

   Arnold Espe            Cornerstone Strategy Fund           $50,001-$100,000
                          Balanced Strategy Fund              $50,001-$100,000

   Clifford A. Gladson    Growth and Tax Strategy Fund        $100,001-$500,000

   Mark S. Johnson        Precious Metals and Minerals Fund   $100,001-$500,000
                          Cornerstone Strategy Fund           $100,001-$500,000

   Didi Weinblatt         Cornerstone Strategy Fund           $10,001-$50,000
                          Balanced Strategy Fund              $50,001-$100,000
                          GNMA Trust                          $100,001-$500,000


WELLINGTON MANAGEMENT

CONFLICTS OF INTEREST: The investment professionals listed in the prospectus ("Investment Professionals") manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Investment Professional generally manages portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each portfolio, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees that are, or have the potential to be, higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Mr. Hoffmann also manages hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the investment professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

         Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and providing high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of the Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether a Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

COMPENSATION: Each Fund pays Wellington Management a fee based on the assets under management of each Fund as set forth in the Subadvisory Agreement between Wellington Management and the Adviser. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund. The following information relates to the period ended May 31, 2005.

         Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management, is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salary for all other Investment Professionals is determined by the Investment Professional's experience and performance in their respective role. Base salaries for non-partners are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for non-partners. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from portfolios for which they have portfolio management responsi-
bility, including the Fund. Each Investment Professional's incentive on the Fund is additionally linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks, peer groups, time periods, and rates may differ) to other portfolios managed by the Investment Professionals. Portfolio-based incentives across all portfolios managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actual formula, as a partner of the firm. Messrs. Hoffmann and Megargel are both partners of the firm.

FUND                                     BENCHMARK INDEX AND/OR PEER GROUP

Balanced Strategy Fund                   S&P 500 Index (Megargel, Bittar)
                                         Russell Mid Cap Index (Kripke)
                                         Target Mid Cap 750 (Boggan)
Cornerstone Strategy Fund (US Stocks)    S&P 500 Index (Megargel, Bittar)
                                         Russell Mid Cap Index (Kripke)
                                         Target Mid Cap 750 (Boggan)
Cornerstone Strategy Fund (REIT)         Wilshire Real Estate Securities Total
                                         Return Index

PORTFOLIO OWNERSHIP: As of the fiscal year ended May 31, 2005, no portfolio managers of Wellington Management beneficially owned any securities of the Funds in which they managed.

MFS

CONFLICTS OF INTEREST: MFS seek to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

         In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

         When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

         MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund-for instance, those that pay a higher advisory fee and/or have a performance fee.

COMPENSATION: Portfolio manager total cash compensation is a combination of base salary and performance bonus:

      * Base Salary - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

      * Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60 %) and less weight given to the latter.

      * The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

      * The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

         Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

         Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

PORTFOLIO OWNERSHIP: As of the fiscal year ended May 31, 2005, no portfolio managers of MFS beneficially owned any securities of the Funds in which they managed.

THE BOSTON COMPANY

CONFLICTS OF INTEREST: A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. The Boston Company Asset Management, LLC ("The Boston Company") has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at The Boston Company.

         These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.

         This disclosure statement is not intended to cover all of the conflicts that exist within The Boston Company, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of The Boston Company. Further, the Chief Compliance Officer of The Boston Company shall maintain a Conflicts Matrix that further defines the conflicts specific to The Boston Company.

NEW INVESTMENT OPPORTUNITIES

Potential Conflict: A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation.

      * The Boston Company has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

COMPENSATION

Potential Conflict: A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if The Boston Company receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager's compensation.

      * The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation.

INVESTMENT OBJECTIVES

Potential Conflict: Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.

      * To mitigate the conflict in this scenario The Boston Company has in places a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

TRADING

Potential Conflict: A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that make subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

      * When a portfolio manager intends to trade the same security for more than one account, the policies of The Boston Company generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, The Boston Company will place the order in a manner intended to result in as favorable a price as possible for such client.

PERSONAL INTEREST

Potential Conflict: A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

      * All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.

OUTSIDE DIRECTORSHIP

Potential Conflict: Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and Mellon Corporate Policy on Outside
Directorships and Offices (CPP-805-I). However, in view of the potential conflicts of interest and the possible liability for The Boston Company, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities.

      * In addition to completing the reporting requirements set forth in the Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at The Boston Company in a timely manner.

PROXY VOTING

Potential Conflict: Whenever The Boston Company owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of our client accounts.

      * Material conflicts of interest are addressed through the establishment of our parent company's Proxy Committee structure. It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

PERSONAL TRADING

Potential Conflict: There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of The Boston Company's clients.

      * Subject to the personal Securities Trading Policy, employees of The Boston Company may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or
         (b) in anticipation of the effect of such recommendation on the market price.

      * Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that Portfolio Manager.

SOFT DOLLARS

Potential Conflict: Use of client commissions to pay for services that benefit The Boston Company and not client accounts.

      * It is the policy of The Boston Company to enter into soft-dollar arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients. All soft dollar services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved in advance by the Soft Dollar Committee.

CONSULTANT BUSINESS

Potential Conflict: Many of our clients retain consulting firms to assist them in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (I.E. clients) and to investment management firms. The Boston Company may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business.

      *  The Boston Company does not pay referral fees to consultants.

GIFTS

Potential Conflict: Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists.

The Code of Conduct sets forth broad requirements for accepting gifts and entertainment. The Boston Company's Gift Policy supplements the Code of Conduct and provides further clarification for The Boston Company employees.

      * The Boston Company has established a Gift Policy that supplements the Mellon Code of Conduct. Gifts received with a face value under $100 may be accepted so long as they are not intended to influence. It is imperative that common sense and good judgment be used when accepting gifts in the course of business. For gifts accepted in accordance with the Gift Policy and the Mellon Code of Conduct with a face value over $100, The Boston Company has determined that it is in the best interest of the firm and its employees that any amount over $100 shall be donated to a 501 (c)(3) charitable organization of the employee's choice.

         COMPENSATION: The portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for The Boston Company Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall The Boston Company profitability. Therefore, all bonus awards are based initially on The Boston Company's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year (weighted 50%) and three-year (weighted 50%) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper peer groups (or Callan EM Universe of Performance Ranking in the case of the USAA Emerging Markets Fund). Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

         For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to The Boston Company-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

         All portfolio managers and analysts are also eligible to participate in The Boston Company Long Term Incentive Plan. This plan provides for an annual award, payable equally in Mellon Financial restricted stock and The Boston Company phantom stock. Both the restricted stock and phantom stock cliff vest after three years. The value of the phantom stock award changes during the vesting period based upon changes in The Boston Company's operating income.

PORTFOLIO OWNERSHIP: As of the fiscal year ended May 31, 2005, no portfolio managers of The Boston Company beneficially owned any securities of the Fund in which they managed.

LOOMIS SAYLES

CONFLICTS OF INTEREST: The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's specific investment objectives, guidelines, restrictions and circumstances, and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

COMPENSATION: Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for our clients. Portfolio manager compensation is made up primarily of two components - base salary and variable compensation. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance, and market considerations. Variable compensation is an incentive-based component, and generally represents a significant multiple of base salary. Variable compensation is based on four factors - investment performance, profit growth of the firm, profit growth of the manager's business unit, and team commitment. Investment performance is the primary component of total variable compensation, and generally represents at least 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually and may decrease or eliminate their contribution to variable compensation.

         EQUITY MANAGERS. Investment performance for equity managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of a peer group of institutional managers in that style. A manager's performance relative to the peer group for the 1-, 3-, and 5-year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark used for the investment style utilized for the USAA Growth and Tax Strategy Fund is the Russell 1000 Growth Index.

         Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

         GENERAL. Mutual funds are not included in the firm's composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

         Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers.

         Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to April 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

PORTFOLIO OWNERSHIP: As of the fiscal year ended May 31, 2005, no portfolio manager of Loomis Sayles beneficially owned any securities of the Fund in which they managed.

                          PORTFOLIO HOLDINGS DISCLOSURE

The Trust's Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Trust's policy is to protect the confidentiality of each Fund's portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (I.E., annual and semiannual reports) and Form N-Q (I.E., quarterly portfolio holdings reports), and any portfolio holdings made available on usaa.com. This general policy shall not apply, however, in the following instances:

      * Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (E.G., auditors, attorneys, and Access Persons under the Funds' Joint Code of Ethics);

      * Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (E.G., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, and proxy voting agents);

      *  As disclosed in this SAI; and

      *  As required by law or a regulatory body.

         If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to a Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. If the applicable conditions set forth above are satisfied, the Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper Inc. and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

         The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include each Fund's custodian, auditors, attorneys, investment adviser and subdviser(s), administrator, and each of their respective affiliates and advisers.

         Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund's portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on USAA.COM, must submit its request in writing to the Fund's Chief Compliance Officer (CCO), or USAA Securities Counsel, who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund's Board of Directors/Trustees at each quarterly meeting about (i) any determinations made by the CCO, Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

         Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on usaa.com after these reports are filed with the Securities and Exchange Commission.

         In order to address potential conflicts of interest between the interests of a Fund's shareholders, on the one hand, and the interests of the Fund's investment adviser, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund's portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or Securities Counsel, and then reported to the Fund's Board, including the Non Interested Trustees.

                               GENERAL INFORMATION

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust's custodian and accounting agent. The custodian is responsible for, among other things, safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund's Securities, and collecting interest on each Fund's investments. The accounting agent is responsible for, among other things, calculating each Fund's daily net asset value and other recordkeeping functions. In addition, assets of the Balanced Strategy, Cornerstone Strategy, Growth and Tax Strategy, Precious Metals and Minerals, Emerging Markets, International, and World Growth Funds may be held by certain foreign subcustodians and foreign securities depositories as agents of the Custodian in accordance with the rules and regulations established by the SEC.

COUNSEL

Kirkpatrick & Lockhart Nicholson Graham LLP, 1800 Massachusetts Ave. NW, 2nd Floor, Washington, DC 20036- 1221, will review certain legal matters for the Company in connection with the shares offered by the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1900 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund and reporting thereon.

               APPENDIX A - LONG-TERM AND SHORT-TERM DEBT RATINGS

1.   LONG-TERM DEBT RATINGS:
     MOODY'S   INVESTOR SERVICES

Aaa Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high risk.

Caa Obligations are rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations are rated Ca are highly speculative and are likely in, or very near, default, with some respect of recovery of principal and interest.

C Obligations are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MIDRANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to non payment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obliga-tion. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC   An obligation rated CC is currently highly vulnerable to nonpayment.

C An obligation rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO CCC MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH

AAA HIGHEST CREDIT QUALITY. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

DOMINION BOND RATING SERVICE LIMITED (DOMINION)

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" cat-egory are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

NOTE: (HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.

A.M. BEST CO., INC.

A.M. Best's Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. There ratings are assigned to debt and preferred stock issues.

aaa Assigned to issues, where the issuer has, in our opinion, an exceptional ability to meet the terms of the obligation.

aa Assigned to issues, where the issuer has, in our opinion, a very strong ability to meet the terms of the obligation.

a Assigned to issues, where the issuer has, in our opinion, a strong ability to meet the terms of the obligation.

bbb Assigned to issues, where the issuer has, in our opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

RATINGS FROM "AA" TO "BBB" MAY BE ENHANCED WITH A "+" (PLUS) OR "-" (MINUS) TO INDICATE WHETHER CREDIT QUALITY IS NEAR THE TOP OR BOTTOM OF A CATEGORY.

2. SHORT-TERM DEBT RATINGS:

MOODY'S MUNICIPAL

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG       This  designation  denotes   speculative-grade   credit  quality.  Debt
         instruments in this category may lack sufficient margins of protection.

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

Prime-2 Issuers rated Prime-2 have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

S&P MUNICIPAL

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2    Satisfactory   capacity  to  pay  principal  and  interest,   with  some
        vulnerability to adverse financial and economic changes over the term of the notes.

S&P CORPORATE AND GOVERNMENT

 A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

 A-2    Capacity  for  timely  payment  on  issues  with  this   designation  is
        satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH

 F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

 F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

 F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DOMINION COMMERCIAL PAPER

R-1 (high)     Short-term  debt rated  "R-1  (high)"  is of the  highest  credit quality,  and  indicates  an entity that  possesses  unquestioned ability to repay current  liabilities as they fall due.  Entities
               rated  in  this  category   normally  maintain  strong  liquidity
               positions,  conservative debt levels and profitability,  which is both  stable  and  above  average.  Companies  achieving  an "R-1
               (high)"  rating  are  normally  leaders  in  structurally   sound
               industry segments with proven track records, sustainable positive future results and no substantial  qualifying  negative  factors.
               Given  the  extremely  tough   definition,   which  Dominion  has
               established for an "R-1 (high)," few entities are strong enough to achieve this rating.

R-1 (middle)   Short-term  debt  rated  "R-1  (middle)"  is of  superior  credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition, which Dominion has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)      Short-term  debt  rated  "R-1  (low)" is of  satisfactory  credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)      Short-term  debt rated  "R-2" is of adequate  credit  quality and within the three  subset  grades,  debt  protection  ranges  from having reasonable  ability for timely repayment to a level, which is considered  only just adequate.  The liquidity and debt ratios of  entities  in the  "R-2"  classification  are not as strong as those in the "R-1"  category,  and the past and future  trend may suggest  some risk of  maintaining  the strength of key ratios in
               these  areas.   Alternative  sources  of  liquidity  support  are
               considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit." Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

NOTE: THE DOMINION RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

A.M. BEST

AMB-1+ Assigned to issues, where the issuer has, in our opinion, the strongest ability to repay short-term debt obligations.

AMB-1    Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,  an
         outstanding ability to repay short-term debt obligations.

AMB-2    Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,   a
         satisfactory ability to repay short-term debt obligations.

AMB-3 Assigned to issues, where the issuer has, in our opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on shorter debt obligations.

06088-1005

                             USAA INVESTMENT TRUST

PART C                         OTHER INFORMATION

ITEM 23.        EXHIBITS

a     (i)    First Amended and Restated Master Trust Agreement, June 2, 1995 (1)
      (ii)   Amendment No. 1 dated July 12, 1995 (2)
      (iii)  Amendment No. 2 dated September 17, 2001 (8)

b            By-laws, as amended March 1, 2005 (15)

c            SPECIMEN CERTIFICATES FOR SHARES OF
      (i)    Cornerstone Strategy Fund (2)
      (ii)   Precious Metals and Minerals Fund (7)
      (ii)   International Fund (2)
      (iv)   Growth and Tax Strategy Fund (2)
      (v)    GNMA Trust (2)
      (vi)   Treasury Money Market Trust (2)
      (vii)  World Growth Fund (2)
      (viii) Emerging Markets Fund (2)
      (ix)   Balanced Strategy Fund (2)
      (x)    Growth Strategy Fund (2)
      (xi)   Income Strategy Fund (2)

d     (i)    Advisory Agreement dated August 1, 2001 (7)
      (ii)   Advisory Agreement dated October 18, 2002 (10)
      (ii)   Administration and Servicing Agreement dated August 1, 2001 (7)
      (iv)   Subadvisory Agreement between IMCO and Loomis, Sayles & Company,
             L.P. dated July 1, 2004 (13)
      (v)    Amended and Restated Subadvisory Agreement between
             IMCO and The Boston Company Asset Management LLC dated
             October 18, 2002 (10)
      (vi)   Amended and Restated Subadvisory Agreement between IMCO and
             Masschusetts Financial Service Company dated August 1, 2004
             (filed herewith)
      (vii)  Amended and Restated Subadvisory Agreement between IMCO and
             Wellington Management Company LLP dated October 18, 2002 (10)

e     (i)    Underwriting Agreement dated July 9, 1990 (2)
      (ii)   Letter Agreement dated January 24, 1991 adding GNMA Trust and
             Treasury Money Market Trust (2)
      (iii)  Letter Agreement dated July 21, 1992 adding World Growth Fund (2)
      (iv)   Letter Agreement dated September 7, 1994 adding Emerging Markets
             Fund (2)
      (v)    Letter Agreement dated September 1, 1995 adding Balanced Strategy,
             Growth Strategy and Income Strategy Funds (2)

f            Not Applicable

g     (i)    Amended and Restated Custodian Agreement dated July 1, 2001 (7)
      (ii)   Subcustodian Agreement dated March 24, 1994 (4)
      (iii)  Amendment to Amended and Restated Custodian Agreement dated
             September 6, 2002 (10)
      (iv)   Fee Schedule effective July 1, 2004 (15)

h     (i)    Transfer Agency Agreement dated November 15, 2002 (10)
      (ii)   Master Revolving Credit Facility Agreement with Bank of America dated January 8, 2004 (13)
      (iii)  Master Revolving Credit Facility Agreement with USAA Capital
             Corporation dated January 6, 2004 (15)
i            Opinion and Consent of Counsel with respect to the Balanced
             Strategy, Growth and Tax Strategy Fund, Precious Metals and
             Minerals Fund, Cornerstone Strategy Fund, Emerging Markets Fund,
             International Fund, World Growth Fund GNMA Trust, and Treasury
             Money Market Trust (15)

j            Consent of Independent Registered Public Accounting Firm (15)

k            Omitted financial statements - Not Applicable

l            SUBSCRIPTIONS AND INVESTMENT LETTERS
      (i)    GNMA Trust and Treasury Money Market Trust (2)
      (ii)   World Growth Fund (2)
      (ii)   Emerging Markets Fund (2)
      (iv)   Growth Strategy Fund, Income Strategy Fund, and Balanced Strategy
             Fund (2)

m            12b-1 Plans - Not Applicable

n            18f-3 Plans - Not Applicable

o            Reserved

p            CODE OF ETHICS
      (i)    IMCO (15)
      (ii)   Loomis, Sayles & Company, L.P. (13)
      (iii)  The Boston Company Asset  Management LLC (filed herewith)
      (iv)   MFS Investment Management (filed herewith)
      (v)    Wellington Management Company LLP (filed herewith)

q            POWERS OF ATTORNEY
      (i)    Powers of Attorney for Robert L. Mason, Richard A. Zucker, Barbara
             B. Dreeben, Michael F. Reimherr, Laura T. Starks, and Christopher
             W. Claus  dated June 25, 2003 (10)
      (ii)   Power of Attorney for Debra K. Dunn dated July 8, 2005 (15)

--------------------------
(1) Previously filed with Post-Effective Amendment No. 20 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on June 15, 1995.

(2) Previously filed with Post-Effective Amendment No. 21 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on September 26, 1995.

(3) Previously filed with Post-Effective Amendment No. 22 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on January 26, 1996.

(4) Previously filed with Post-Effective Amendment No. 23 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on August 1, 1996.

(5) Previously filed with Post-Effective Amendment No. 27 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on August 2, 1999.

(6) Previously filed with Post-Effective Amendment No. 29 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on September 28, 2000.

(7) Previously filed with Post-Effective Amendment No. 30 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on August 1, 2001.

(8) Previously filed with Post-Effective Amendment No. 31 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on August 2, 2002.

(9) Previously filed with Post-Effective Amendment No. 32 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on September 30, 2002.

(10) Previously filed with Post-Effective Amendment No. 33 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on August 1, 2003.

(11) Previously filed with Post-Effective Amendment No. 34 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on September 8, 2003.

(12) Previously filed with Post-Effective Amendment No. 35 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on September 26, 2003.

(13) Previously filed with Post-Effective Amendment No. 36 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on July 28, 2004.

(14) Previously filed with Post-Effective Amendment No. 37 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on September 28, 2004.

(15) Previously filed with Post-Effective Amendment No. 40 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on July 29, 2005.

ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH FUND

Information pertaining to persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned "Fund Management" in the prospectus and the section captioned "Trustees and Officers of the Trust" in the statement of additional information.

ITEM 25.     INDEMNIFICATION

Protection for the liability of the adviser and underwriter and for the officers and trustees of the Registrant is provided by two methods:

          (a) THE TRUSTEE AND OFFICER LIABILITY POLICY. This policy covers all losses incurred by the Registrant, its adviser and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of any Fund by reason of any alleged negligent act, error or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant. The Trust will not pay for such insurance to the extent that payment therefor is in violation of the Investment Company Act of 1940 or the Securities Act of 1933.

          (b) INDEMNIFICATION PROVISIONS UNDER AGREEMENT AND DECLARATION OF TRUST. Under Article VI of the Registrant's Agreement and Declaration of Trust, each of its trustees and officers or any person serving at the Registrant's request as a director, officer or trustee of another entity in which the Registrant has any interest as a shareholder, creditor or otherwise ("Covered Person") shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such an officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

          Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund of the Registrant in question in advance of the final disposition of any such action, suit or proceeding, provided that the covered person shall have undertaken to repay the amounts so paid to the Fund of Registrant in question if it is ultimately determined that indemnification of such expenses is not authorized under Article VI of the Agreement and Declaration of Trust and (i) the Covered Person shall have provided security for such undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification. As to any matter disposed of by a compromise payment by any such Covered Person pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested trustees of the Registrant who are not a party to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Registrant or to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Agreement and Declaration of the Trust or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.     BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

          Information pertaining to business and other connections of the Registrant's investment adviser is hereby incorporated by reference to the section of the Prospectus captioned "Fund Management" and to the section of the Statement of Additional Information captioned "Trustees and Officers of the Trust."

          With respect to certain funds of the Registrant, IMCO currently engages the following subadvisers:

          (a) MFS Investment Management (MFS), located at 500 Boylston Street, Boston, Massachusetts 02116, serves as a subadviser to the Cornerstone Strategy Fund, International Fund, and World Growth Fund. The information required by this Item 25 with respect to each director and officer of MFS is incorporated herein by reference to MFS's current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

          (b) Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a subadviser to the Balanced Strategy Fund and Cornerstone Strategy Fund. The information required by this Item 25 with respect to each director and officer of Wellington Management is incorporated herein by reference to Wellington Management's current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

          (c) Loomis, Sayles & Company, L.P. (Loomis Sayles), located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to the Growth and Tax Strategy Fund. The information required by this Item 25 with respect to each director and officer of Loomis Sayles is incorporated herein by reference to Loomis Sayles' current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

          (d) The Boston Company Asset Management, LLC (The Boston Company), located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108-4408, serves as a subadviser to the Emerging Markets Fund. The information required by this Item 25 with respect to each director and officer of The Boston Company is incorporated herein by reference to The Boston Company's current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

ITEM 27.     PRINCIPAL UNDERWRITERS

          (a) USAA Investment Management Company (the "Adviser") acts as principal underwriter and distributor of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting services. The Adviser, wholly owned by United Services Automobile Association, also serves as principal underwriter for USAA Tax Exempt Fund, Inc., USAA Mutual Fund, Inc., and USAA State Tax-Free Trust.

          (b) Set forth below is information concerning each director and executive officer of USAA Investment Management Company.

NAME AND PRINCIPAL         POSITION AND OFFICES         POSITION AND OFFICES
 BUSINESS ADDRESS            WITH UNDERWRITER             WITH REGISTRANT

Christopher W. Claus       Chief Executive Officer,     President, Trustee
9800 Fredericksburg Road   President, Director, and     and Vice Chairman of
San Antonio, TX 78288      Chairman of the              the Board of Trustees
                           Board of Directors

Mark S. Howard             Senior Vice President,       Secretary
9800 Fredericksburg Road   Secretary and Counsel
San Antonio, TX 78288

Debra K. Dunn              Assistant Vice President     Treasurer
9800 Fredericksburg Road   and Treasurer
San Antonio, TX 78288

Clifford A. Gladson        Senior Vice President,       Vice President
9800 Fredericksburg Road   Fixed Income Investments
San Antonio, TX  78288

Jeffrey D. Hill            Assistant Vice President     Chief Compliance
9800 Fredericksburg Road   Mutual Funds Compliance      Officer
San Antonio, TX  78288

Mark S. Rapp               Senior Vice President,       None
9800 Fredericksburg Road   Marketing
San Antonio, TX 78288

Terri L. Luensmann         Senior Vice President,       None
9800 Fredericksburg Road   Investment Operations
San Antonio, TX 78288

          (c) Not Applicable.

ITEM 28.     LOCATION OF ACCOUNTS AND RECORDS

The following entities prepare,  maintain,  and preserve the records required by
Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

      USAA Investment Management Company
      9800 Fredericksburg Road
      San Antonio, Texas 78288

      USAA Shareholder Account Services
      9800 Fredericksburg Road
      San Antonio, Texas 78288

      State Street Bank and Trust Company
      1776 Heritage Drive
      North Quincy, Massachusetts 02171

      MFS Investment Management
      500 Boylston Street
      Boston, Massachusetts 02116,
      (records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund, International Fund, and World Growth Fund)

      Wellington Management Company, LLP
      75 State Street
      Boston, Massachusetts 02109
      (records relating to its functions as a subadviser with respect to the Balanced Strategy Fund and Cornerstone Strategy Fund)

      Loomis, Sayles & Company, L.P.
      One Financial Center
      Boston, Massachusetts 02111
      (records relating to its functions as a subadviser with respect to the Growth and Tax Strategy Fund)

      The Boston Company Asset Management
      Mellon Financial Center
      One Boston Place
      Boston, Massachusetts 02108-4408
      (records relating to its functions as a subadviser with respect to the Emerging Markets Fund)

ITEM 29.     MANAGEMENT SERVICES

             Not Applicable

ITEM 30.     UNDERTAKINGS

             None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that has duly caused this amendment to its registration statement pursuant to Rule 485(b) under the Securities Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio and state of Texas on the 14th day of September, 2005.

                                              USAA INVESTMENT TRUST

                                              /S/ Christopher W. Claus
                                              __________________________________
                                              Christopher W. Claus
                                              President

          Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

         (Signature)                 (Title)                     (Date)

/S/ Richard A. Zucker
___________________________    Chairman of the
Richard A. Zucker              Board of Trustees             September 14, 2005


/S/ Christopher W. Claus
___________________________    Vice Chairman of the Board
Christopher W. Claus           of Trustees and President
                               (Principal Executive Officer) September 14, 2005


/S/ Debra K. Dunn
___________________________    Treasurer (Principal
Debra K. Dunn                  Financial and
                               Accounting Officer)           September 14, 2005


/S/ Barbara B. Dreeben
__________________________     Trustee                       September 14, 2005
Barbara B. Dreeben


/S/ Robert L. Mason
___________________________    Trustee                       September 14, 2005
Robert L. Mason


/S/ Michael F. Reimherr
___________________________    Trustee                       September 14, 2005
Michael F. Reimherr


/S/ Laura T. Starks
___________________________    Trustee                       September 14, 2005
Laura T. Starks

                                  EXHIBIT INDEX

EXHIBIT                                     ITEM                   PAGE NO.


p            Code of Ethics
       (iii) The Boston Company Asset Management LLC                      504
       (iv)  MFS Investment Management                                    522
       (v)   Wellington Management Company LLP                            553